SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934  (Amendment No. 1)

Filed by the Registrant  [X]
Filed by a party other than the Registrant   [  ]

Check the appropriate box:
[X]       Preliminary Proxy Statement
[  ]      Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[  ]      Definitive Proxy Statement
[  ]      Definitive Additional Materials
[  ]      Soliciting Material Under Rule 14a-12

                        TENET INFORMATION SERVICES, INC.
                        --------------------------------

                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ]     No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

     1) Title of each class of securities to which transactions applies:   N/A

     2) Aggregate number of securities to which transactions applies:      N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee has been calculated in accordance with Rule 0-11 under the Exchange Act and is equal to 1/50 of 1% of $339,000 (the aggregate amount of cash to be received by the Registrant in connection with the transaction)

     4) Proposed maximum aggregate value of transaction:    $339,000

     5) Total fee paid:  $68

[   ]     Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing party:

     4) Date filed:

                       TENET INFORMATION SERVICES, INC.


                              53 West 9000 South
                               Sandy, Utah 84070
                                (801) 568-0899



Dear Shareholder:


   You are invited to attend a Special Meeting in Lieu of Annual Meeting (the "Special Meeting") of the shareholders of Tenet Information Services, Inc. ("we"
or "Tenet") at                    ,,
on ___________________, 2003, at          ,
local time.


   Shareholders will vote on the following six items of business:


1. Approval of that certain Asset Purchase Agreement by and between Tenet and ClinicalVentures, L.L.C. ("ClinicalVentures") and dated August
      1, 2003 (the "Asset Purchase Agreement") and the sale of substantially all of our operating assets and the assignment of certain of our liabilities (the "Transaction") pursuant to the Asset Purchase Agreement . Clinical Ventures will pay Tenet a cash payment of $339,000 and assume liability for completion of all outstanding maintenance contracts for which Tenet has unrecognized revenue of $63,963 as payment for all assets purchased ;


















2. Approval of a resolution authorizing our shareholders to take action by the written consent of fewer than all of the shareholders entitled to vote with respect to the action, to the fullest extent permitted by Utah corporate law (the "Written Consent Resolution") and approval of an amendment to the Articles of Incorporation allowing such action;

3. Approval of a resolution authorizing a one-for-twenty reverse stock split of the outstanding shares of our common stock, (the "Reverse Stock Split Resolution") to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code and approval of an amendment to the Articles of incorporation allowing such action;

4. Approval of amendments to our Articles of Incorporation, which amendments will include the following:


                         a. Elimination of Articles VI of our Articles of
                            Incorporation, which provides that Tenet may acquire its own shares. All rights and restrictions in Article VI are provided to Tenet in the Utah Revised Business Corporations Act (the "Act") making this Article unnecessary, and

                         b. Elimination of Article VII of our Articles of
                            Incorporation, which provides that Tenet may make distributions to shareholders. All rights and restrictions in Article VII are provided to Tenet in the Act, making this Article unnecessary;

5. Approval of amendments to our Articles of Incorporation, which amendments will include the following:

      a.Elimination of Article II, which provides that Tenet shall exist indefinitely. Under the Act , every corporation has perpetual duration, making this article unnecessary;

      b.Modification to Article III which defines Tenet's purpose. The modification eliminates references to computer systems related to the medical and health fields and allows Tenet to engage in any acts, activities and pursuits for which a corporation may be organized under the Act;

      c.Deletion of references to the Utah Business Corporation Act, substituting references to the Utah Revised Business Corporation Act (this modification allows the Articles of Incorporation to be consistent with the State of Utah's adoption of a revised act, the renumbering of articles to be consistent with the deletion of articles), and the restatement of the Articles of Incorporation (the "Amended and Restated Articles") by incorporating in a single document the amendments approved and adopted by our shareholders at the Special Meeting, as well as all prior provisions still in effect.

6. Election of three (3) directors to the Tenet Board of Directors, each to serve for a one year term expiring at our annual meeting in 2004, and with three nominees for those positions presented by the Board (the "Director Nominees").


      The Board of Directors has unanimously determined that the approval of the
1) Asset Purchase Agreement and the Transaction, 2) the Written Consent Resolutions and related amendment to our Articles of Incorporation , 3) the Reverse Stock Split Resolution and related amendment to our Articles of Incorporation, 4) amendments to our Articles of Incorporation regarding Tenet's acquisition of its on shares and distributions to shareholders, 5) various amendments to our Articles of Incorporation and the Amended and Restated Articles and , 6) the election of the Director Nominees, are in the best interests of Tenet and its shareholders and recommends that shareholders vote in favor of each of such matters.


     The accompanying material includes the Notice of Special Meeting in Lieu of Annual Meeting, a Summary, the Proxy Statement and exhibits, a proxy card, and our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and our Quarterly Reports on Form 10-QSB for the three-month periods ended September 30, 2002, December 31, 2002 and March 31, 2003. We hope you will be able to attend the Special Meeting. Whether or not you are able to attend the Special Meeting, we urge you to sign and date the enclosed proxy card and to return it promptly in the enclosed envelope. If you do attend the Special Meeting, you may withdraw your prior vote or proxy and vote personally on any matters brought properly before the meeting by following the instructions on the proxy card.


Sincerely,

Jerald L. Nelson
President


Sandy, Utah
                           , 2003


#

                         TENET INFORMATION SERVICES, INC.

                              53 West 9000 South
                               Sandy, Utah 84070
                                (801) 568-0899


      NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD                  , 2003

To the Shareholders of Tenet Information Services, Inc.:


A Special Meeting in Lieu of Annual Meeting of the Shareholders (the "Special Meeting") of Tenet Information Services, Inc., a Utah corporation ("we" or "Tenet"), will be held at the ,
, on
,
, 2003, at
, local time, for the following purposes:


      1. To consider and vote upon a proposal to approve that certain Asset Purchase Agreement by and between Tenet and ClinicalVentures, L.L.C. ("ClinicalVentures") and dated August 1, (the "Asset
           Purchase Agreement") and the sale of substantially all of our operating assets, and the assumption by ClinicalVentures of certain of our obligations and liabilities, with such acquisition and assumption being referred to herein as the "Transaction".



















1. To consider and vote upon a resolution authorizing our shareholders to take action by the written consent of fewer than all of the shareholders entitled to vote with respect to the action, to the fullest extent permitted by Utah corporate law (the "Written Consent Resolution") and an amendment to the Articles of Incorporation allowing such action;

2. To consider and vote upon a resolution authorizing a one-for-twenty reverse stock split of the outstanding shares of our common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code and an amendment to the Articles of incorporation allowing such action;

3. To consider and vote upon amendments to our Articles of Incorporation, which amendments will include the following:


           a. Elimination of Articles VI of our Articles of Incorporation, which provides that Tenet may acquire its own shares. All rights and restrictions in Article VI are provided to Tenet in the Utah Revised Business Corporations Act, (the "Act") making this Article unnecessary, and

           b. Elimination of Article VII of our Articles of Incorporation, which provides that Tenet may make distributions to shareholders. All rights and restrictions in Article VII are provided to Tenet in the Act, making this Article unnecessary;

4. To consider and vote upon amendments to our Articles of Incorporation, which amendments will include the following:

   a. Elimination of Article II, which provides that Tenet shall exist indefinitely. Under the "Act", every corporation has perpetual duration, making this article unnecessary;

   b. Modification to Article III which defines Tenet's purpose. The modification eliminates references to computer systems related to the medical and health fields and allows Tenet to engage in any acts, activities and pursuits for which a corporation may be organized under the Act;

   c. Deletion of references to the Utah Business Corporation Act, substituting references to the Utah Revised Business Corporation Act (this modification allows the Articles of Incorporation to be consistent with the State of Utah's adoption of a revised act), the renumbering of articles to be consistent with the deletion of articles, and the restatement of the Articles of Incorporation (the "Amended and Restated Articles") by incorporating in a single document the amendments approved and adopted by our shareholders at the Special Meeting, as well as all prior provisions still in effect.


5. To elect three (3) directors to our Board of Directors, each to serve for a one year term expiring at our annual meeting in 2004, with three nominees to fill these positions being nominated by the Board of Directors (the "Director Nominees").

Holders of record of our common stock at the close of business on , 2003 will receive notice of and may vote at the Special Meeting, including any adjournment of the Special Meeting. You are invited to attend the Special Meeting in person, if possible. Whether or not you plan to attend, please mark, date and sign the enclosed proxy and mail it promptly. A return envelope is enclosed for your convenience. We will pay all expenses of the meeting, including the cost of printing and mailing the enclosed proxy statement.







#

By Order of the Board of Directors,

Fred Anderson
Corporate Secretary

Sandy, Utah
                 , 2003


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON.
SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



#

                               TABLE OF CONTENTS




    Proxy Statement                                                                                                             1
    Summary                                                                                                                     3
    Voting Securities and Principal Holders Thereof                                                                             8
    Proposal #1 - Approval of the Asset Purchase Agreement and Transaction                                                      9
    General                                                                                                                     9
    The Parties                                                                                                                 9
    Reasons for the Transaction                                                                                                10
    Background Information                                                                                                     10
    The Transaction                                                                                                            12
    Description of the Asset Purchase Agreement                                                                                13
         Purchase and Sale                                                                                                     13
         Payment of Purchase Price                                                                                             13
         Employees and Associates                                                                                              13
         Indemnification                                                                                                       13
         Representations and Warranties                                                                             14
         Pre-Closing Covenants                                                                                                 14
         The Special Meeting                                                                                                   15
         Cumulative Voting and Dissenters' Rights                                                                   16
         The Closing                                                                                                           16
         Conditions to Closing                                                                                                 16
         Impact of Management Services Agreement on the Conditions to Closing                                                  17
         Covenant Against Competition                                                                                          17
         Termination                                                                                                           17
    Our Management Following the Transaction                                                             18
    Our Business Following the Transaction                                                                                     18
    Securities Exchange Reporting and the Over-the-Counter Bulletin Board                                                      19
    Accounting Treatment                                                                                                       19
    Unaudited Pro Forma Financial Statements                                                                        20
    Federal Income Tax Consequences                                                                                            25
    Dissenters' Rights as a Result of the Sale of Substantially All of Tenet's Assets                                          25
    Recommendation of the Board of Directors (Proposal #1)                                                                     26
    Proposal #2 - Approval of the Written Consent Resolutions and Approval and Adoption of Related Amended                  26
    Article
    Proposal #3 - Approval of the Stock Split Resolution and Approval and Adoption of Related Amended                   28
    Article

          Reasons for Reverse Split                                                                                 29
          Effect of the Reverse Split                                                                               30
          Summary of Federal Income Tax Consequences                                                                           30
          Authorized Shares; Future Earnings                                                                                   31
          Accounting Matters                                                                                                   31
          Potential Takeover Effect                                                                                 32
          Effect upon Outstanding Options and Warrants                                                              32
 Proposal #4 - Approval of Elimination of Articles Related to Acquisition by Tenet of Its Own Shares and                    33
    Distributions to Shareholders
    Proposal #5 - Approval and Adoption of Amended Articles Related to Provisions No Longer Necessary and               34
    Consolidation of Articles  into Restated and Amended Articles of Incorporation


    Proposal # 6 - Election of Directors                                                                  35
    Vote Required                                                                                                   35
    Other Information                                                                                               37
    Shareholder Proposals                                                                                           38
    Proxy Card
    Exhibits:
         Exhibit A:  Asset Purchase Agreement                                                                                 A-1
         Exhibit B:  Form of Amended and Restated Articles of Incorporation                                                   B-1
         Exhibit C:  Utah Code Ann. {section} 16-10a-1301, et. seq. Regarding Dissenters' Rights                              C-1
         Exhibit D:  Annual Report on Form 10-KSB for the year ended June 30, 2002                                            D-1
         Exhibit E:  Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002                                 E-1
         Exhibit F:  Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002                                  F-1
         Exhibit G:  Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003                                     G-1



#

                       TENET INFORMATION SERVICES, INC.

                              53 West 9000 South
                               Sandy, Utah 84070
                                (801) 568-0899

                                PROXY STATEMENT

           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

             YOU SHOULD CAREFULLY READ THIS ENTIRE PROXY STATEMENT
                   (INCLUDING THE EXHIBITS) BEFORE YOU VOTE


SOLICITATION OF PROXIES


      The Board of Directors of Tenet Information Services, Inc. ("we" or "Tenet"), is soliciting the enclosed proxy for use at the Special Meeting in Lieu of Annual Meeting of Shareholders (the "Special Meeting") to be held at
at                , local time, on     , 2003, and at any adjournment
thereof.  Tenet will mail this proxy statement and the enclosed proxy card to
shareholders on or about      , 2003.


      We will pay the expense of the solicitation of proxies for the Special Meeting, including the cost of printing and mailing these materials. In addition to solicitation by mail, our management may solicit proxies personally or by telephone or facsimile without additional compensation.


RECORD DATE AND OUTSTANDING COMMON STOCK


      Only holders of record of the common stock at the close of business on, 2003 will receive notice of, and will be permitted to vote at, the Special Meeting. As of
, 2003, there were 19,336,213 shares of common stock outstanding.


VOTING AND REVOCATION OF PROXY


      Shareholders of record on the Record Date may receive notice of, and vote at, the Special Meeting. Each share of common stock gives the holder the right to one vote upon each matter to be presented at the Special Meeting.


      Each properly dated, executed and returned proxy received by us prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated thereon. If no specific instructions are given on a proxy received before the Special Meeting, the shares represented by that proxy will be voted FOR approval of the Asset Purchase Agreement and the Transaction; FOR the approval of the Written Consent Resolutions; FOR the approval of a one-for-twenty reverse stock split; FOR the approval of elimination of Articles VI and VII regarding Tenet's acquisition of its own shares and shareholder distributions, FOR approval and adoption of the Amended and Restated
Articles; and FOR the election of each of the Director Nominees.


      A shareholder giving a proxy may revoke it at any time before the Special Meeting. You may revoke your proxy by doing any of the following:


      . Giving written notice of revocation to our Secretary before the Special Meeting,


      . Giving another written proxy bearing a later date, provided we receive it before the Special Meeting, or


      . Attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of your proxy).


QUORUM, ABSTENTIONS, AND BROKER NON-VOTES


      At the Special Meeting, the following procedures will apply:


      A quorum will be deemed present for all purposes at the Special Meeting if there are represented, either in person or by proxy, a majority of the issued and outstanding shares of common stock at , 2003. Before action may be taken at the Special Meeting, we must determine that a quorum is present. Calculating the number of shares present at the Special Meeting for purposes of determining whether there is a quorum present will be accomplished by reviewing the proxies received before the Special Meeting and by counting any additional shares owned by shareholders actually present at the Special Meeting.


      If an executed proxy is returned and the shareholder has marked the proxy to indicate that the shares are abstained from voting on any matter, the shares represented by that proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be counted as voting in favor of the matter. If an executed proxy is returned by a broker holding shares in "street name," which indicates that the broker lacks discretionary authority to vote part or all of those shares on one or more matters to be considered at the Special Meeting, those shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to those matters for which the broker lacks authority to vote.


REQUIRED VOTE


      We will proceed with the Transaction only if a quorum is present at the Special Meeting and the Asset Purchase Agreement and Transaction are approved by a majority of all issued and outstanding shares.

      The proposal to authorize our shareholders to take action by written consent of fewer than all of the shareholders entitled to vote with respect to the action will be approved if we receive the affirmative vote of a majority of all shares actually voted at the Special Meeting.

      The proposal to amend and restate our Articles of Incorporation will be approved if we receive the affirmative vote of a majority of all issued and outstanding shares with respect to each amendment to be effected.

      Election of Directors will be determined by a simple plurality of the votes cast by all shares actually voted at the Special Meeting.


      There is no cumulative voting, and each share counts as one vote. Shareholders are entitled to dissenters' rights in connection with the Transaction. Dissenters' rights allow shareholders to dissent from a sale of substantially all of the corporation's assets if the net proceeds from the transaction are not to be distributed to the shareholders within one year after the sale. Shareholders perfecting dissenters' rights are entitled to receive a fair cash payment for their shares. Shareholders' dissenters' rights are more specifically described on page 25, under the heading "Dissenters' Rights as a Result of the Sale of Substantially all of Tenet's Assets."

                                    SUMMARY



This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Transaction, before voting you should carefully read this entire proxy statement, including the exhibits, one of which is the Asset Purchase Agreement. The Asset Purchase Agreement is the legal document that governs the Transaction.

WHEN AND WHERE IS THE SPECIAL MEETING?

The Special Meeting will be held on August __, 2003 at________________________, commencing at ____ local time.

WHAT MATTERS WILL BE VOTED UPON AT THE SPECIAL MEETING?

Shareholders will vote on four proposals: (1) approval of the Asset Purchase Agreement and the Transaction, (2) approval of the Written Consent Resolutions,
(3) approval and adoption of the Amended and Restated Articles, and (4) the election of the Director Nominees.

If the shareholders approve the Asset Purchase Agreement and the Transaction, we plan to sell to ClinicalVentures substantially all of our operating assets. ClinicalVentures will assume certain of our liabilities, other than certain trade debt and other obligations more specifically set forth in the Asset Purchase Agreement.

WHAT ARE THE REASONS FOR THE TRANSACTION?

For several years, our management has explored various strategies which might enable us to expand our product lines, or to increase our sales based on our current product lines, in order to increase shareholder value. Sales based upon our current product have remained relatively flat for the past several years. However, after several unsuccessful attempts to acquire additional products and to expand our business based upon our current product lines, our management has concluded that it is in the best interest of Tenet and our shareholders to sell substantially all of our operating assets in order to explore new opportunities based upon different product or service offerings. Our Board of Directors has concluded that the sale of substantially all of our operating assets to ClinicalVentures on the terms set forth in the Asset Purchase Agreement will provide an opportunity to pursue a new venture that might ultimately provide a greater return to our shareholders, when compared to our existing business or opportunities previously considered by the Board.

DID THE BOARD OF DIRECTORS OBTAIN THE OPINION OR APPRAISAL OF OUTSIDE EXPERTS?

No. The Board of Directors has not engaged independent valuation consultants to prepare an opinion as to the fairness of the Transaction.

DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR APPROVAL OF THE
TRANSACTION?

Yes. The Board of Directors believes that the execution and performance of the Asset Purchase Agreement and the consummation of the Transaction are in the best interests of Tenet and its shareholders, and recommends that you vote to approve the Asset Purchase Agreement and the Transaction. See "Recommendation of the Board of Directors" at page 26.

WHAT IS THE FINANCIAL CONDITION OF TENET AND HOW WILL IT BE AFFECTED BY THE TRANSACTION?

Tenet has been relatively self-sufficient over the previous several years, maintaining its operations without the infusion of additional debt or equity capital. If the Transaction is closed as currently contemplated, we will materially reduce our payables and our short and long-term obligations, but will dispose of our existing operations that have generated our historical revenues.

WHAT WILL THE SHAREHOLDERS OWN AFTER THE TRANSACTION?

The shareholders will continue to own their shares after the Transaction (subject to the reverse stock split referenced below). Tenet will continue to own assets with a net tangible book value of approximately $0.01 per pre-split share. These assets will include cash, one retained promissory note from Delta HeathCare Consulting Group, Inc. resulting from the prior sale of Tenet's consulting business , and miscellaneous personal property including office furniture and equipment required to maintain minimal operations . Our Unaudited Pro Forma Financial Statements are included in this proxy statement and illustrate the estimated effect of the Transaction on our financial statements. The effect as of the pro forma date of the financial statements (March 31, 2003) is consistent with the anticipated balance sheet effects after the transaction is completed. You should review them carefully with the other information and material included in this proxy statement.

WILL THE TRANSACTION AFFECT MY OWNERSHIP OF COMMON STOCK OR MY RIGHTS AS A SHAREHOLDER?

No. Subject to the one-for-twenty reverse split to be effective upon filing of the Amended and Restated Articles, you will continue to own the same number of shares after the Transaction closes as you did immediately before the Transaction. The Transaction will not involve the redemption or purchase of any outstanding shares of common stock. In connection with the Transaction, you are not being asked to exchange your shares of common stock for any other shares or for cash or other property. Immediately before the Transaction there will be approximately 19,336,213 shares of common stock issued and outstanding. After the closing of the Transaction and prior to the filing of the Amended and Restated Articles, the same number of shares of common stock will remain issued and outstanding, subject to the exercise of dissenters' rights by any of our shareholders.

The Amended and Restated Articles provide for a one-for-twenty reverse stock split, to be effective upon their filing with the Division. It is expected that such filing will be made subsequent to the closing of the Transaction. However, if for any reason the Transaction is not completed as currently anticipated, we may proceed with the filing of the Amended and Restated Articles. Upon such filing, each group of twenty shares held by each shareholder will be combined and consolidated into one share. In lieu of issuing fractional shares, we will pay to each shareholder the fair value of the shares held which cannot be consolidated into one whole share. The Board of Directors has determined that $ represents the fair value of one pre-split share. As a result of the reverse stock split, each shareholder will retain and exercise voting rights with respect to approximately the same percentage equity interest in Tenet as he, she or it held prior to the filing of the Amended and Restated Articles, except for changes resulting from cashing out fractional shares resulting from the reverse split. Shareholders holding fewer than twenty pre-split shares will not hold any shares, or have any further rights as a shareholder, after giving effect to the reverse split.

WHAT WILL TENET DO AFTER THE COMPLETION OF THE TRANSACTION?

Following the Transaction, we will pursue potential acquisitions or business opportunities. We have not identified any targets and we do not expect to identify a target before the Special Meeting. We cannot estimate a timetable for completing any such transaction, and we cannot assure you that we will be able to complete a transaction at all. Until we complete a transaction, we will generate revenues primarily by the collection of retained accounts receivable that are part of the Excluded Assets, the receipt of payments of principal and interest on the promissory note issued by Delta Healthcare Consulting Group, Inc. in favor of Tenet in the principal amount of $25,700, and by receipt of certain software license fees received from ClinicalVentures, pursuant to a license agreement between Tenet and ClinicalVentures dated July 18, 2003 (the "License Agreement"). Pursuant to the License Agreement, ClinicalVentures is obligated to pay to us 5% of the initial software license fees received by ClinicalVentures during the first five years following the effective date of the License Agreement with respect to new sales or licenses of the EDNet and ARCNet tracking products we currently sell, or any updates or new versions thereof or other software products (to the extent such updates, new versions or other products contain the code transferred to ClinicalVentures in the Transaction which implements the "tracking feature" included in the EDNet tracking system), marketed by ClinicalVentures after the effective date of the License Agreement, up to an aggregate of $90,000. See "Our Business Following the Transaction," on page 18.

WHAT ARE THE BASIC TERMS OF THE TRANSACTION?

If the shareholders approve the Transaction, the following will occur:

   - Upon satisfaction of the applicable conditions to the closing of the Transaction, ClinicalVentures will acquire our operating assets and assume certain of our liabilities, except for assets and liabilities specifically excluded under the Asset Purchase Agreement.

   - ClinicalVentures will pay us a purchase price of $339,000 in cash at closing of the Transaction.

   - ClinicalVentures will assume certain of our obligations and liabilities.

   - We will seek to pursue a new business plan based on a strategic combination with or an acquisition of or by another business.

The Board analyzed the anticipated future earnings of Tenet operations to determine the purchase price. The Board believes this to be a fair price for the assets after consideration of anticipated product development and marketing costs required to maintain Tenet software as viable products.
ClinicalVentures has secured appropriate financing to complete the Transaction.

The Asset Purchase Agreement also contains other terms and conditions customary for this type of transaction. See "Description of the Asset Purchase Agreement" at page 13.

HOW WILL TENET USE THE EXCLUDED ASSETS?

The assets that we keep in the Transaction will include cash on hand just prior to closing (before payment of costs related to the Transaction), a promissory note payable to Tenet in the principal amount of $25,700, certain accounts receivable and cash equivalents, miscellaneous personal property, the License Agreement and our Respiratory Care Management System. We intend to use a portion of the cash, as well as a portion of the cash received in the Transaction to pay applicable costs and expenses associated with the Transaction. We will also reduce retained obligations and pay expenses associated with our ongoing public company reporting requirements. Remaining cash, including funds paid under the retained promissory note issued by Delta Healthcare Consulting Group, Inc. and received pursuant to the License Agreement, will be retained pending use in an acquisition or other transactions. See "Our Business Following the Transaction" at page 18.

DO I HAVE DISSENTERS' RIGHTS?

Yes. Dissenters' rights allow our shareholders to dissent from the Transaction and receive a fair cash payment for their shares. See "Dissenters' Rights as a Result of the Sale of Substantially all of Tenet's Assets" at page 25.

HOW WILL THE TRANSACTION AFFECT THE NET BOOK VALUE OF MY SHARES?

Before the Transaction (at June 30, 2003, the end of the most recently completed fiscal year), the net tangible book value of our common stock was approximately $0.00 per share. We estimate the net tangible book value of our common stock immediately after the Transaction will be approximately $0.01 per share. See the Unaudited Pro Forma Financial Statements at page 19.

WILL TENET HAVE POSITIVE CASH FLOW FOLLOWING THE TRANSACTION?

After the closing of the Transaction, Tenet will receive monthly payments due under a promissory note previously delivered to Tenet by Delta Healthcare Consulting Group, Inc. in the principal amount of $25,700 as well as certain software license fees, up to $90,000, pursuant to the License Agreement, and will collect accounts receivable retained as part of the Excluded Assets. We believe these revenues will exceed the short-term cash obligations of Tenet, pending its search for potential business opportunities.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION?

The Transaction alone will not produce any separate and independent federal income tax consequences directly to you. The Transaction will be taxed to Tenet as a sale of assets and will result in gain or loss depending on whether the net proceeds realized from the sale of the various assets exceed our various basis in those assets, as determined on an asset-by-asset basis. Tenet has sufficient net operating loss carry forwards to offset any gains and avoid any tax obligation arising from the Transaction. See "Federal Income Tax Consequences" at page 25.

WHO MAY VOTE AT THE SPECIAL MEETING?

Only shareholders of record at the close of business on _____________ will receive notice of and be permitted to vote at the Special Meeting. See "Voting and Revocation of Proxy" at page 1.

IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

Your broker will vote your shares at the Special Meeting only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. See "Quorum, Abstentions and Broker Non-Votes," at page 1.

MAY I CHANGE MY VOTE AFTER I HAVE SUBMITTED MY PROXY?

Yes. You may change your vote before the Special Meeting by:

   - Giving notice to us of your changed vote in writing, provided that we must receive your notice of a change in your vote prior to the Special Meeting;

   - Executing and delivering to us prior to the Special Meeting a subsequently dated proxy; or

   - Attending the Special Meeting and giving oral notice of your intention to vote in person.

You should be aware that simply attending the Special Meeting will not automatically revoke your proxy. See "Voting and Revocation of Proxy" at page 1.

WHAT SHAREHOLDER VOTE IS REQUIRED TO APPROVE THE TRANSACTION?

The Transaction involves the sale of substantially all of our assets. We will not proceed with the Transaction unless it is approved by a majority of all outstanding shares.

HOW WILL THE TRANSACTION AFFECT MANAGEMENT OF TENET?

Tenet and ClinicalVentures have entered into a Management Services Agreement, providing for ClinicalVentures to manage the operations of our business, pending the holding of the Special Meeting and the approval of the Transaction by our shareholders. The Management Services Agreement appoints ClinicalVentures as its exclusive agent to manage its business, including direction of work of Tenet employees to continue to generate income, collection all receivables related to work that is the subject of the Transaction, and approval of disbursements for company expenses. From the date of its appointment as exclusive agent, ClinicalVentures will use cash collected from income generated after the date of such appointment to pay for continued operations. Further, ClinicalVentures is obligated to segregate Excluded Assets and receipts from Excluded Assets for the benefit of Tenet. Such Excluded Assets may be used as required to retire Retained Liabilities that become due during the transition period. Exhibit I contains the Management
Services Agreement.   If the Transaction is completed, all existing
employees will be terminated, except for Linda Gibb, who will provide day-to-day services for record keeping, collection of accounts and payment of obligations. Other employees involved in Tenet's product development, maintenance, technical support and marketing may be hired by ClinicalVentures, as ClinicalVentures and such employees may determine. Jerald L.
Nelson , Tenet's President , will retain his position as President and remain available to Tenet to assist the Board in evaluating and pursuing new business opportunities.
The Board anticipates that it will be re-elected pursuant to Proposal #6 of this proxy statement and will continue to serve as Directors.

WHAT WILL I RECEIVE IN THE TRANSACTION?

You will continue to own your shares of common stock (subject to the reverse stock split described elsewhere). You will not receive any cash, stock or other property in connection with, or as result of, the Transaction.

WILL THE COMMON STOCK CONTINUE TO BE PUBLICLY TRADED?

Yes. We expect that the common stock will continue to be quoted on the National Association of Securities Dealers' Over the Counter Bulletin Board (the "OTCBB") after the Transaction. The OTCBB does not require companies traded thereon to maintain minimum stockholders' equity.

WHAT DO I NEED TO DO NOW?

First, read this proxy statement carefully. Then, as soon as possible, you should submit your proxy by carefully completing, signing, and returning the enclosed proxy card. Your shares represented by proxy will be voted in accordance with the instructions you specify on the proxy card. The Board of Directors recommends that you vote in favor of the Asset Purchase Agreement and the Transaction. If you submit a proxy card without specifying how your shares should be voted, they will be voted FOR the approval of the Asset Purchase Agreement and the Transaction.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the proposals, you may call our President, Jerald
L. Nelson, at (801) 568-0899.






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRANSACTION OR PASSED UPON THE FAIRNESS OR MERIT OF THE TRANSACTION OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      The following table contains information as of July 25, 2003, summarizing the beneficial ownership of our common stock by (1) each person known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) our executive officers and directors individually, and (3) all executive officers and directors as a group. Except as stated in the footnotes to the table, each of these persons exercises sole voting and investment power over the shares of common stock listed for that person. Except as shown, the mailing address of the persons listed in the table is our address: 53 West 9000 South, Sandy, Utah 84070.

Name and Address of Beneficial Owner as of
  September 27, 2002                                         Common(1)  Percent of Shares
                                                                          Outstanding (2)
Michael R. Carlston (3)                                      4,673,977           24.17%
Dennis C. Peterson (4)                                       4,220,442           21.83%
Mark Oldroyd (5)                                             3,975,559           20.56%
Scott Staker (6)                                             3,975,559           20.56%
T-Acquisition L.L.C. (7)                                     3,775,559           19.53%
Eric J. Nickerson (8)                                        2,278,175           11.78%
Third Century II (8)                                         2,278,175           11.78%
Robert Smith (9)                                             1,166,246            6.03%
Richard Gwinn (10)                                           1,004,920            5.20%
Fred J. Anderson (11)                                          263,212            1.36%
Jerald L. Nelson (12)                                        1,542,326            7.98%
All Officers and Directors (13)                              4,083,713           21.12%

*  Less than one percent.

(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the shareholder has sole or shared voting power or investment power and also any shares that the shareholder has the right to acquire within 60 days.

(2) Percentages are based on 19,336,213 shares outstanding before the Transaction. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3) The shares indicated include: 898,418 shares of Common Stock beneficially owned by Mr. Carlston (including shares owned by his wife and held in trust for the benefit of his children) and 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Carlson's address is 855 Harwood Dr., Murray, UT 84107.

(4) Includes 444,883 shares of Common Stock beneficially owned by Mr. Peterson, and 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Peterson's address is 2508 W. Bueno Vista Dr., W. Jordan, UT 84088.

(5) Includes 200,000 shares of Common Stock beneficially held by Mr. Oldroyd, including shares held in trust for the Violet Johnson Brown Family Trust. Also includes 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Oldroyd's address is 55 North 800 West, Provo, UT 84601.

(6) Includes 200,000 shares of Common Stock held by Mr. Staker and also includes 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Staker's address is 880 North 98 West #9, Provo, UT 84604.

(7) A Utah Limited Liability company of which Michael R. Carlston owns or controls 56.7%, Mark Oldroyd owns or controls 32.1%, Dennis C. Peterson owns or controls 6.4% and Scott Staker owns or controls 4.8%. The
      shares indicated consist of 3,775,559 shares of Common Stock   The
      address of T-Acquisition L.L.C. is 855 Harwood Dr., Murray, UT 84107.

(8) Includes 2,278,175 shares of Common Stock held by Third Century Fund II. Mr. Nickerson is Senior Partner of Third Century Fund II. Mr. Nickerson is also a director of the Company. Mr. Nickerson and Third Century Fund II's address is 1711 Chateau Ct., Fallston, MD 21047

(9) Includes 1,166,246 shares of Common Stock held by Dr. Smith. Dr. Smith's address is 2291 Greer Rd., Palo Alto, CA 94303.

(10) Includes 1,004,920 shares of Common Stock held by Dr. Gwinn. Dr. Gwinn's address is 304 W. Thorn, San Diego, CA 92103.

(11)  Includes 263,212 shares of Common Stock held by Mr. Anderson.

(12) Includes 1,542,326 shares of Common Stock. Mr. Nelson's address is 10242 Ashley Hills Circle, Sandy, Utah 84092.

(13) After the Transaction there will be 3 members of this group, including Messrs. Anderson, Nelson and Erickson.


                                  PROPOSAL #1


         APPROVAL OF THE ASSET PURCHASE AGREEMENT AND THE TRANSACTION


GENERAL


      At the Special Meeting, the shareholders will be asked to consider and vote upon the Asset Purchase Agreement and the Transaction contemplated therein, including the sale of substantially all of our operating assets (the "Acquired Assets") but excluding certain cash, accounts receivable, a promissory note issued by Delta Healthcare Consulting Group, Inc. in the principal amount of $25,700 (the "Delta Note") and a license agreement by and between Tenet and ClinicalVentures dated July 18, 2003 and pursuant to which Tenet may be entitled to certain software license fees up to an aggregate of $90,000 (the "License Agreement"), as well as certain equipment and furniture being retained by Tenet (collectively, the "Excluded Assets"), as well as the assumption by ClinicalVentures of certain of our obligations and liabilities (the "Assumed Obligations and Liabilities") but excluding certain liabilities to be retained by Tenet (the "Excluded Liabilities").


      The terms of the Transaction are summarized in this proxy statement under the caption "Description of the Asset Purchase Agreement" beginning on page 13. For a more detailed understanding of all of the terms of the Transaction you should carefully read the Asset Purchase Agreement and the attachments and exhibits to that agreement.


THE PARTIES


Tenet Information Services, Inc


      Tenet Information Services, Inc. ("Tenet") is a Utah corporation in the business of developing, marketing and servicing computerized patient tracking and information management systems for use in hospitals and other health care facilities, with a focus on emergency departments, urgent care sites, ambulatory care departments and same day surgery facilities. Tenet is a publicly held corporation and its common stock is quoted on the National Association of Securities Dealers' Over the Counter Bulletin Board under the symbol "TISV." As of July 7, 2003, we had 19,336,213 shares of common stock issued and outstanding. Our net sales for the fiscal years ended June 30, 2001, 2002 and 2003 were $0.5 million, $0.7 million and $0.9 million, respectively. As of July 7, 2003, we had approximately 16 customers to whom we have sold our management systems and with whom we have ongoing maintenance agreements (the "Maintenance Agreements"). Our customers are located primarily in North America. Our principal offices are located at 53 West 9000 South, Sandy, Utah 84070; and our telephone number is (801) 568-0899. Tenet has no prior relationship or affiliation with ClinicalVentures, other than engaging periodically in discussions regarding various potential business combinations with ClinicalVentures' management.


ClinicalVentures, L.L.C.


      ClinicalVentures, L.L.C. ("ClinicalVentures") is an Arizona company which provides integrated clinical information management systems for clinicians and the healthcare community. The administrative offices of ClinicalVentures are located at 3225 South Hardy Drive, Suite 101, Tempe, Arizona 85282, and the telephone number is (480) 831-7800.


REASONS FOR THE TRANSACTION


      We have explored several alternatives for maximizing shareholder value during the past several years and were able to locate and complete two significant acquisitions. However, the acquired businesses never developed to the extent we had hoped, and the market for our common stock has become increasingly weak. Earlier this year, we sold the assets of our consulting business. After analyzing the various alternatives, we determined to dispose of our remaining operations, to allow Tenet to investigate other transactions and business opportunities that might hold greater prospects for the generation of value to shareholders. In furtherance of this strategy, we have entered into the Asset Purchase Agreement with ClinicalVentures.


      Our management anticipated that we would receive the best value in exchange for our operating assets from ClinicalVentures, because our product line complements the products and services marketed by ClinicalVentures and provides features not currently provided by ClinicalVentures to its customers. Tenet has considered other transactions, and our Board has considered at least one previous offer to purchase substantially all of our operating assets. In one case, Tenet explored combining operations with another provider of hospital systems. However, the Board concluded that the partner's operations were substantially weaker than Tenet's operations and that the combination would weaken Tenet's market position and would not be in the best interests of Tenet. In a second opportunity, a potential acquiring company offered to purchase the assets of Tenet for a combined consideration that was less than the [book/fair market] value of the assets and less than the value provided by
ClinicalVentures.   We intend to use the proceeds from this sale of
assets, the Delta Note and the License Agreement, along with the retained cash, receivables and other property to discharge liabilities (including costs associated with the Transaction) and to pursue other business opportunities with the ultimate objective of maximizing shareholder value.


BACKGROUND INFORMATION


      Tenet was incorporated on February 24, 1984 by employees of Telemed, a Delaware corporation, that organized a buyout of Telemed's pulmonary and respiratory care information services business. In March 1984, we purchased that business for cash and a promissory note. By 1988, our annual revenue had grown to $2.4 million and we completed an initial public offering of our common stock in 1989. By September 15, 1989, 23 hospitals were using our respiratory care management systems (then referred to as "RCMS") and we employed 23 full and part-time employees. Over time, with improvements in computer hardware and performance, the mini computer based RCMS product became dated. The last RCMS sale was made in January 1991. In 1994 a new senior management team was put into place.


      Effective September 5, 1995, we acquired certain assets of The International HealthCare Consulting Group ("HCG") including certain accounts receivable, equipment, software products and other intangible assets. Since 1986 HCG has provided healthcare institutions, mainly hospitals, with consulting services in the following areas:

        . Nurse Staffing and Patient Classification
        . Cost Benefit Analysis for Computerized Patient Records (CPR) . Productivity
        . Cost Accounting
        . Operations Assessment
        . Modeling and Simulation


On September 29, 1995, Tenet and National MicroComputer Corporation ("NMC") approved the terms of an Agreement and Plan of Reorganization (the "Agreement") pursuant to which NMC was merged with and into Tenet Merger Subsidiary, Inc., our wholly-owned subsidiary. NMC developed and marketed an integrated information management/patient tracking system (EDNet) designed specifically for use in emergency departments. However, these acquisitions did not result in significantly increased shareholder value. After we acquired the assets of HCG, and NMC became our wholly-owned subsidiary, we discontinued the RCMS product line.


      On May 23, 2003, we sold to Delta Healthcare Consulting Group, Inc. ("Delta") the assets relating to the consulting services business previously conducted by us, pursuant to an Agreement for Sale and Purchase of Assets dated May 23, 2003.


      During the past several years, our management has explored alternatives for maximizing shareholder value. Among other things, we actively pursued a variety of acquisitions and strategic alliances, holding active discussions with several industry participants. In the past several years, Tenet experienced a significant deterioration in its stock market valuation. During our 2003 fiscal year, our common stock closed as high as $0.11 on May 15, 2003 and as low as $0.0001 on January 30, 2003. On July 17, 2003, the day immediately before the announcement of the plan to sell the business to ClinicalVentures during which trading in our Common Stock occurred, the closing sale price of our common stock was $0.03 per share, with a low bid of $0.03 and a high ask of $0.03, on a total of approximately 6,000 shares traded. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

      Over the previous several years, the officers of Tenet and ClinicalVentures have periodically engaged in discussions regarding various potential business combinations between Tenet and ClinicalVentures. Management of both companies mutually agreed to defer any combination of the two companies previously because ClinicalVentures was not large enough to benefit from the inclusion Tenet's assets. ClinicalVentures' management and Tenet have maintained casual contact over the years. Upon sale of the consulting division by Tenet, ClinicalVentures and Tenet then renewed conversations to determine the feasibility of a business combination.

      In November 2002, Jerald Nelson, our President, contacted the President of ClinicalVentures to renew discussions regarding a potential business relationship or transaction. In December of 2002, Mr. Nelson and the ClinicalVentures President met to discuss ClinicalVentures' customer base and ClinicalVentures' potential need for the products sold by Tenet. During the course of this meeting, the possible acquisition by ClinicalVentures of Tenet's operating assets was discussed. On December 6, 2002, ClinicalVentures and Tenet executed a Confidentiality Agreement in order to begin formal discussions related to the possible acquisition by ClinicalVentures of Tenet's operating assets.

      Between March and April 2003, our Board of Directors held several meetings with the ClinicalVentures President to further investigate the possible acquisition by ClinicalVentures of our operating assets and, on March 3, 2003, our Board of Directors held a board meeting to consider the possible acquisition and voted to authorize our management to submit to ClinicalVentures a Letter of Intent. On March 4, 2003, Tenet and ClinicalVentures executed a non-binding Letter of Intent outlining the terms of a proposed acquisition. During the period between March and July 2003, ClinicalVentures engaged in due diligence related to our business operations, customers, employees and records. During this same period, the parties continued to negotiate the terms and conditions of the proposed acquisition.


      On July 29, 2003, ClinicalVentures and Tenet executed the Asset Purchase Agreement and a Management Services Agreement.


      The Board of Directors, in consultation with its financial and legal advisors, carefully considered the terms and conditions of the Transaction as contained in the Asset Purchase Agreement. In reaching its decision to approve execution of the Asset Purchase Agreement and Management Services Agreement and its determination that the Transaction is in the best interest of Tenet and its shareholders, the Board of Directors carefully considered a number of factors. The factors considered by the Board of Directors included, among others, the following:


      o Our inability to increase shareholder value based upon our current business and product lines.


      o The fact that the anticipated synergy between our consulting and patient information and tracking systems segments did not materialize.


      o Our history of relatively flat sales.

      o Our lack of significant market share within the industry.


      o The research and development expenses necessary to maintain a lead among our industry competitors and the lengthy sales cycle for our product line.


      o The proposed terms and conditions of the Asset Purchase Agreement.


      o The fact that the Asset Purchase Agreement requires that the Transaction be approved by a majority of the outstanding shares of our common stock.


      o The Board's view that ClinicalVentures would accept terms more favorable to Tenet than other potential purchasers due to the complementary nature of the products marketed by Tenet and ClinicalVentures.


      o The fact that other potential purchasers offered terms less favorable than those offered by ClinicalVentures .


      o The Board's view that the Transaction may facilitate a future merger with or acquisition of or by an operating business that could ultimately result in higher shareholder value than was being realized through our current business.


      The Board of Directors believed that overall, because of the lack of available acceptable alternatives, the risks associated with the Transaction were outweighed by the benefits of the Transaction. The Board of Directors determined that the risks to Tenet that are associated with the Transaction are minimal because ClinicalVentures is paying cash for the Assets and has the cash available for the purchase, ClinicalVentures participates in and understands the risks of the hospital information systems market, and ClinicalVentures has the expertise to evaluate the Assets. The Board of Directors believes that the risks to Tenet of maintaining profitable continuing operations are greater if the Transaction is not successfully closed than if it is properly concluded.


      This discussion of the information and principal factors considered by the Board of Directors is not intended to be exhaustive. Because of the wide variety of the factors considered by the Board of Directors in evaluating the Transaction and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered.


LICENSE AGREEMENT

      On July 18, 2003, Tenet and ClinicalVentures executed a software license agreement (the "License Agreement") pursuant to which ClinicalVentures obtained a non-exclusive right and license to use our EDNet and ARCNet tracking software products, and the codes relating thereto (the "Licensed Software"), which entitles ClinicalVentures to reproduce, use, modify, market and distribute the Licensed Software for a period of five years from the effective date of the License Agreement. Pursuant to the License Agreement, ClinicalVentures is obligated to pay to us 5% of the initial software license fees received by ClinicalVentures during the first five years following the effective date of the License Agreement with respect to new sales or licenses of the EDNet and ARCNet tracking products, or any updates or new versions thereof or other software products (to the extent such updates, new versions or other products contain the code transferred to ClinicalVentures in the Transaction which implements the "tracking feature" included in the EDNet tracking system), marketed by ClinicalVentures after the effective date of the License Agreement, up to an aggregate of $90,000. Following the close of the Transaction, we will retain our right to receive the royalty payments pursuant to the License Agreement; however, ClinicalVentures will acquire the underlying rights to the Licensed Software upon closing of the Transaction.

THE TRANSACTION


      Under the terms of the Asset Purchase Agreement and subject to the approval of the shareholders at the Special Meeting, we will sell to ClinicalVentures substantially all of the operating assets of Tenet including those used in the marketing and sale of health care information systems. Included in the Transaction will be our ARCNet and EDNet patient tracking and information systems, certain accounts receivable and certain fixed assets, tangible and intangible assets, equipment, personal property, material contracts (including continuing Maintenance Agreements), other current assets, intellectual property, trademarks, trade names, trade dress and all records related to existing and prospective customers. ClinicalVentures will also assume the obligations of Tenet, pursuant to ongoing
Maintenance Agreements. The Maintenance Agreements obligate ClinicalVentures to provide on-going technical support for the balance of the term of the Maintenance Agreement. Maintenance Agreements are usually written for a term of one year and have various starting and ending dates. Customers usually renew these agreements annually. The supporting company must provide technical support by telephone 24 hours a day, seven days a week. Tenet anticipates that all other Assumed Liabilities associated with the Assets will be paid by Tenet before the closing date of the Transaction. The Asset Purchase Agreement refers to the assets to be acquired by ClinicalVentures as the "Acquired Assets." The liabilities to be assigned to and assumed by ClinicalVentures in the Transaction are referred to as the "Assumed Obligations and Liabilities."


      Excluded from the Transaction and retained by Tenet are cash on hand at the date of closing, a promissory note in the principal amount of $25,700 issued by Delta Healthcare Consulting Group, Inc. ("Delta") and related Agreement for Sale and Purchase of Assets executed by Tenet and Delta, the License Agreement, certain accounts receivable and cash equivalents, the Respiratory Care Management System and miscellaneous personal property. The Asset Purchase Agreement refers to the assets to be retained by Tenet in the Transaction as the "Excluded Assets." Excluded from the Assumed Obligations and Liabilities are certain trade debts and other obligations described in the Asset Purchase Agreement. The liabilities described in the Asset Purchase Agreement to be retained by Tenet in the Transaction are referred to as the "Retained Liabilities." The Retained Liabilities are estimated to be approximately $200,000.


DESCRIPTION OF THE ASSET PURCHASE AGREEMENT - MATERIAL TERMS OF THE TRANSACTION


      This section describes the key provisions of the Asset Purchase Agreement. This is only a summary and does not include all of the terms or conditions of the Transaction. You should refer to and review the full text of the Asset Purchase Agreement attached as Exhibit A to this proxy statement for a more complete discussion of the terms and conditions of the Transaction.


PURCHASE AND SALE


      Tenet will sell and ClinicalVentures will purchase the Acquired Assets. ClinicalVentures will also accept assignment of the Assumed Obligations and Liabilities. ClinicalVentures will take final possession of the business at the closing and will be responsible for all expenses and other liabilities of the business from that date forward. However, pursuant to that certain Transition Management Services Agreement by and between Tenet and ClinicalVentures and dated July 29, 2003, ClinicalVentures will manage the day-to-day operations of Tenet and the conduct of its business, pending the closing of the Transaction.


PAYMENT OF PURCHASE PRICE


      ClinicalVentures will pay the purchase price for the Acquired Assets by:


      {. }Tendering cash at closing in the amount of $339,000 ($50,000 of such amount having been deposited into an escrow account, concurrently with the execution of the Asset Purchase Agreement); and


      {.  }Accepting assignment of and responsibility for the Assumed
        Obligations and Liabilities.


EMPLOYEES AND ASSOCIATES


      Following the closing of the Transaction, ClinicalVentures is obligated to extend offers of employment to all but two of our current employees, for compensation and terms deemed appropriate by ClinicalVentures.


      ClinicalVentures also will assume Tenet's rights and obligations in and to continuing Maintenance Agreements and all customer accounts (with the exception of those accounts receivable included as part of the Excluded Assets). It is anticipated that there will be no interruption in the performance by ClinicalVentures of the Maintenance Agreements.


INDEMNIFICATION


      The parties have agreed to indemnify each other for a period of one year from the date of closing of the Transaction for liabilities directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the indemnifying party under the Asset Purchase Agreement. The indemnification obligations will not terminate at the end of the one year period as to any item as to which an indemnified person has made a claim by delivering notice of the claim before the expiration of the indemnification period. For the purposes of the indemnification provisions of the asset purchase agreement, the representations and warranties of the parties in the agreement will survive the closing for a period of one year. No claim for indemnification can be made unless the amount of all claims for which a party seeks indemnification exceeds $20,000, and no claims for indemnification can be made against any party in amounts exceeding $500,000. Indemnification as provided in the Asset Purchase Agreement will be the exclusive remedy of the parties with respect to claims arising under the Asset Purchase Agreement or with respect to the Transaction, except for claims for fraud, for failure to make any payments due under the Asset Purchase Agreement, or for a violation of Seller's covenant not to compete as set forth in the Asset Purchase Agreement.


REPRESENTATIONS AND WARRANTIES


      The Transaction contemplates that the Acquired Assets will be sold on an "as is, where is" basis. We made limited representations and warranties to ClinicalVentures in the Asset Purchase Agreement and will renew them at the closing, including those relating to:


        .  Corporate organization and similar corporate matters;


        . Authorization, execution, delivery, performance and enforceability of, and any required consents, approvals and authorizations relating to, the Asset Purchase Agreement and the related agreements;


        . Absence of conflict with, violation or breach of, or default under the articles of incorporation, bylaws and contracts and applicable laws in connection with the Transaction, the Asset Purchase Agreement and the related agreements;


        . Absence of undisclosed liabilities and material adverse events that would prevent the consummation of the Transaction;


        .  Status of Acquired Assets;


        . Accuracy of reports filed by Tenet with the Securities and Exchange Commission;


        .  Status of Intellectual Property Rights;


        .  Absence of Material Adverse Changes; and


        .  Absence of Obligation to Pay Broker Fees and Expenses.


      ClinicalVentures made limited representations and warranties to us in the Asset Purchase Agreement and will renew them at the closing, including those relating to:


        .  Corporate organization and similar corporate matters;


        . Authorization, execution, delivery, performance and enforceability of, and any required consents, approvals and authorizations relating to, the Asset Purchase Agreement and the related agreements;


        . Absence of conflict with, violation or breach of, or default under the certificate of incorporation, bylaws and contracts and applicable laws in connection with the Asset Purchase Agreement and the related agreements;


        .  Government consents;


        .  Fees and Expenses; and


        .  Satisfactory Completion of Due Diligence.

PRE-CLOSING COVENANTS


      The parties have agreed that during the period between the execution date of the Asset Purchase Agreement and the closing of the Transaction or earlier termination of the Asset Purchase Agreement:


        . The parties will promptly advise each other of any event that would render a representation or warranty untrue or any breach of a covenant or obligation under the Asset Purchase Agreement;


        . The parties will confer with each other regularly and frequently to report material operational matters and the status of the business;


        . The parties will use their reasonable best efforts to satisfy the conditions to closing of the Transaction;


        . ClinicalVentures will promptly advise Tenet of any condition or event that would adversely affect the Transaction or ClinicalVentures' ability to conclude the Transaction;


        . Tenet will promptly advise ClinicalVentures of any of the following:


        . Governmental or third-party complaints, investigations, litigation or hearings related to the business, the Acquired Assets or Assumed Obligations and Liabilities;


        . Material deterioration in Tenet's relationship with a customer, supplier, distributor, associate or key employee;


        . Breach by Tenet of any material agreement to which Tenet is a party;


        . A condition or event which would have a material adverse effect on the business;


        . Pursuant to the Management Services Agreement, ClinicalVentures is required to maintain the business and to preserve the business relationships of Tenet with its customers, suppliers, licensors, licensees, employees, consultants and others with whom it has business dealings in connection with the business;


        . Tenet will file any applications, notifications or other filings for any necessary regulatory approvals required in connection with the consummation of the Transaction;


        . The parties will use their reasonable efforts to take all actions and to do all things necessary or advisable, and to remove any impediments in order to consummate the Transaction, including obtaining all necessary consents and approvals;


        . Tenet will allow ClinicalVentures and its advisors and agents access at reasonable times to the files, books, records, technology, offices, accountants and the Acquired Assets;


        . The parties will not use or disclose each other's confidential information except as provided in the Asset Purchase Agreement;


        . Tenet will call the Special Meeting and will use its reasonable best efforts to secure shareholder approval of the Asset Purchase Agreement and the Transaction at the Special Meeting and Tenet will include in this Proxy Statement the Board of Directors' recommendation that the shareholders approve the Transaction and the Asset Purchase Agreement; and


        . Neither party will publicly disclose the Asset Purchase Agreement or the Transaction except as agreed by the parties or required by law.


THE SPECIAL MEETING


      The Transaction is a sale of substantially all of our operating assets and certain specified liabilities. Certain of our assets will be retained by Tenet and excluded from the Transaction. Approval of the shareholders is required before consummating the Transaction. Tenet has agreed to take all necessary action to prepare this proxy statement, cause it to be mailed to the shareholders at the earliest practicable time following the execution date of the Asset Purchase Agreement and to convene the Special Meeting seeking approval of the Asset Purchase Agreement and the Transaction as promptly as practicable (including the filing and mailing of the proxy statement).


      A quorum will be deemed present for all purposes at the Special Meeting if there are represented, either in person or by proxy, a majority of the issued and outstanding shares of common stock. We will proceed with the Transaction only if a quorum is present and the Asset Purchase Agreement and Transaction are approved by the affirmative vote of a majority of all issued and outstanding shares.


CUMULATIVE VOTING AND DISSENTERS' RIGHTS

      There is no cumulative voting, each share counts as one vote.

      Shareholders are entitled to dissenters' rights in connection with the Transaction. Dissenters' rights allow shareholders to dissent from the sale of substantially all of Tenet's assets and to receive a fair cash payment for their shares. In connection with a disposition of all or substantially all of the assets of a Utah corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with the procedures described in the section titled "Dissenters' Rights As A Result of the Sale of Substantially All of Tenet's Assets," on page 25 below, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation is required to apply for judicial determination of the fair value.


THE CLOSING


      The closing of the Transaction is expected to occur following the satisfaction or waiver of all of the conditions to each party's obligations under the Asset Purchase Agreement. The parties anticipate that the closing will occur promptly following receipt of the requisite shareholder approval at the Special Meeting.


CONDITIONS TO CLOSING


      The Asset Purchase Agreement provides that the obligation of ClinicalVentures to consummate the Transaction is subject to the satisfaction or waiver of the following conditions:


        {. }Tenet shall have performed in all material respects all of its covenants and obligations in the Asset Purchase Agreement;


        {. }The representations and warranties of Tenet shall be true and correct in all material respects as of the closing date;


        {. }All liens and encumbrances on the Acquired Assets shall be removed, except for the liens relating to the Assumed Obligations and Liabilities;


        {. }There will be no material adverse effect on the business of Tenet and Tenet's base of customers purchasing on a continuing basis shall not have been reduced by more than 15%;


        {. }All actions taken by Tenet in connection with the Transaction, and all required certificates, opinions, instruments and other documents will be reasonably satisfactory to ClinicalVentures;


        {. }There shall be no threatened, instituted or pending litigation concerning the ownership or operation by Tenet of any material portion of the acquired assets or the business or seeking the divestiture by Tenet of any of the acquired assets; and there shall be no other legal restraints by any governmental authority applicable to the acquired assets that could result in such consequences; and

        {. }Tenet shall have delivered the acquired assets and delivered all other documents required to be delivered to ClinicalVentures under the Asset Purchase Agreement.


      The obligation of Tenet to close the Transaction is subject to the satisfaction or waiver of the following conditions:


        {. }ClinicalVentures shall have performed in all material respects all of its covenants and obligations in the Asset Purchase Agreement;


        {. }The representations and warranties of ClinicalVentures shall be true and correct in all material respects as of the closing date;


        {. }ClinicalVentures shall have delivered the purchase price and all other documents to be delivered by it under the Asset Purchase Agreement; and


        {. }All actions taken by ClinicalVentures in connection with the Transaction, and all required certificates, opinions, instruments and other documents will be reasonably satisfactory to Tenet.


      The obligation of Tenet and ClinicalVentures to consummate the closing is subject to the satisfaction or waiver by both parties of the following conditions:


        {. }The execution of the Management Services Agreement on or before July 31, 2003. Upon execution of the Management Services Agreement, all conditions to the closing (except the shareholder vote) shall be deemed to be satisfied or waived.


        {. }No provision of any applicable law or regulation and no judgment, injunction, order or decrees shall prohibit, restrain, enjoin or restrict the consummation of the Transaction;


        {. }No lawsuits or proceedings shall be pending or threatened against either party which might restrict or materially adversely affect the operation of Tenet's business or the consummation of the Transaction;


        {. }The parties shall have received all authorizations, consents and approvals of governmental agencies and third parties required to carry out the Transaction; and


        {. }The shareholders of Tenet holding a majority of the issued and outstanding common stock of Tenet shall have approved the Asset Purchase Agreement and the Transaction, and no shareholder of Tenet shall have threatened or commenced any action to prevent or restrict the Transaction.


IMPACT OF MANAGEMENT SERVICES AGREEMENT ON THE CONDITIONS TO CLOSING

      As a result of the execution of the Management Services Agreement, all conditions to the closing are deemed to have been satisfied or waived, except for the requirement of receipt of the requisite vote of Tenet shareholders to approve the Asset Purchase Agreement and the Transaction.

COVENANT AGAINST COMPETITION


      Pursuant to the Asset Purchase Agreement, Tenet has agreed that for a period of one year following the closing date of the Transaction and thereafter until the earlier of (i) the fifth anniversary of the closing date of the Transaction; (ii) such date as the License Agreement has been terminated, or
(iii) such date as ClinicalVentures has failed to sell any products for which a royalty would be payable to Tenet under the License Agreement, Tenet will not contact any of the healthcare organizations that were customers of Tenet prior to the closing date for the purpose of soliciting orders or establishing relationships for any business enterprise that competes with ClinicalVentures in the marketing of healthcare information management systems and in providing computerized patient tracking and information management systems for use in hospitals and other health care facilities, with a focus on emergency departments, urgent care sites, ambulatory care departments and same day surgery facilities.

TERMINATION


      The parties may terminate the Asset Purchase Agreement by mutual agreement. In addition, either party may terminate the Asset Purchase Agreement if:


        . Shareholders holding a majority of our issued and outstanding Common Stock do not vote in favor of the Transaction and the Asset Purchase Agreement; or


        . The other party has committed a material breach of its representations, warranties or covenants in any material respect and has not cured the breach within 15 business days following receipt of notice of termination given by the other party.


      OUR MANAGEMENT FOLLOWING THE TRANSACTION


      Effective upon closing of the Transaction, our directors and executive officers will be as follows:


NAME               AGE      POSITION WITH THE COMPANY
Jerald L. Nelson   60     Chairman of the Board, Director, President, Corporate Treasurer
Fred J. Anderson   57     Director, Chief Operating Officer and Corporate Secretary
Eric J. Nickerson  50     Director

JERALD L. NELSON. Jerald L. Nelson has served as a director, president and chief operating officer of the Company since December 1993. Effective July 10, 1996, Dr. Nelson was appointed Chairman of the Board of Directors, and relinquished his positions as President and Chief Operating Officer. On June 5, 2001 the board elected Dr. Nelson to the position of Corporate Secretary, a position Dr. Nelson held until May 2, 2003. The Board re-elected Dr. Nelson as President, effective May 2, 2003. Dr. Nelson received his Ph.D. in Economics from North Carolina State University in 1974. From 1974 to 1984, Mr. Nelson worked or consulted with several Fortune 500 firms, including US Industries, TransWorld Airlines, GTE, Xerox, Pitney Bowes and General Foods. From 1984 until December 1993, Mr. Nelson worked with various businesses as an investment banker and business advisor. He has also consulted with or served on the Board of Directors of numerous Utah firms including Arrow Dynamics, Beacon Financial, Interwest Home Medical, Gentner Communications and One-2-One Communications, where he also served as chairman and chief executive officer.

ERIC J. NICKERSON. Eric J. Nickerson has served as a director since June of 1990. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts and two investing partnerships:
"Third Century II" and "Z Fund."

FRED J. ANDERSON. Fred J. Anderson has served as a director since May 23, 2003. The Board elected Mr. Anderson to serve as Tenet's Chief Operating Officer and Corporate Secretary effective May 2, 2003. Mr. Anderson served as Tenet's Chairman of the Board from May 1992 until July 1995, when he resigned to manage his family's land and livestock interests. Mr. Anderson also served as the Chief Financial Officer of Tenet from 1986 until 1996. From 1980 until 1984, Mr. Anderson served as Vice President for Mountain States Resources. He received his BS in Accounting and an MBA from Utah State University.


                    OUR BUSINESS FOLLOWING THE TRANSACTION


      If the Asset Purchase Agreement and Transaction are approved and consummated, management and the Board of Directors of Tenet will actively seek another operating business or business opportunity for Tenet to acquire, invest in or participate in. We cannot estimate at this time what form any such transaction might take, and there can be no assurances that Tenet will be able to negotiate and complete any such transaction. Even if such a transaction is completed, there can be no assurances that the market price of Tenet's common stock will improve thereafter. Tenet estimates that following the closing it will have sufficient capital to meet its obligations pending completion of such a transaction for a period of at least five years. No efforts have been or will be made before the closing to implement our new business purpose.

      The role of Tenet's management following a purchase or other transaction cannot be stated with any certainty. Although it will be management's intent to scrutinize closely the management of a prospective target business in connection with its evaluation of a business combination with a target business, there can be no assurance that the assessment of management will prove to be correct.


      The time and costs required to select and evaluate a target business (including conducting a due diligence review) and to structure and consummate the business combination (including negotiating and documenting relevant agreements and preparing requisite documents for filing pursuant to applicable corporate and securities laws) cannot be determined at this time. Any costs incurred in connection with the identification and evaluation of a prospective target business with which a business combination is not ultimately consummated will result in a loss to us and reduce the amount of capital available to otherwise complete a business combination or for the resulting entity to utilize.


      As a general rule, federal and state tax laws and regulations have a significant impact upon the structuring of acquisitions and business combinations. We expect that Tenet will evaluate the possible tax consequences of any prospective business combination and will endeavor to structure a business combination so as to achieve the most favorable tax treatment to us, the target business and our respective shareholders. There can be no assurance that the other parties to a transaction or the Internal Revenue Service or relevant state tax authorities will ultimately assent to Tenet's tax treatment of a particular business transaction. To the extent the Internal Revenue Service or any relevant state tax authorities ultimately prevail in recharacterizing the tax treatment of a business combination, there may be adverse tax consequences to Tenet, the target business, and their respective shareholders.


      A potential business transaction might be carried out by purchasing the securities of a target company or business. However, we do not intend to engage primarily in trading or selling securities. Specifically, we expect that Tenet will conduct its business so as to avoid being classified as an "investment company" under the Investment Company Act of 1940, and therefore avoid application of the costly and restrictive registration and other provisions of the Investment Company Act and related regulations.


      Section 3(a) of the Investment Company Act excepts from the definition of an "investment company" an entity which does not engage primarily in the business of investing, reinvesting or trading in securities, or which does not engage in the business of investing, owning, holding or trading "investment securities" (defined as "all securities other than government securities or securities of majority-owned subsidiaries") the value of which exceeds 40% of the value of its total assets (excluding government securities, cash or cash items). Tenet intends to implement our business plan in a manner which will result in the availability of this exception from the definition of an investment company. Consequently, Tenet's acquisition of a company or business through the purchase and sale of investment securities will be limited. Although Tenet intends to act to avoid classification as an investment company, the provisions of the Investment Company Act are extremely complex and it is possible that Tenet may be classified as an inadvertent investment company.


      Tenet will vigorously resist classification as an investment company, and endeavor to take advantage of any exemptions or exceptions from application of the Investment Company Act, which allows an entity a one-time option during any three-year period to claim an exemption as a "transient" investment company. The necessity of asserting any such resistance, or making any claim of exemption, could be time consuming and costly, or even prohibitive, given our limited resources.


      Tenet will continue to be subject to the reporting requirements under the Exchange Act. Among other things, those requirements include the obligation, in the event significant acquisitions take place, to furnish information including audited financial statements for the acquired company covering one, two or three years depending upon the relative size of the acquisition. Consequently, acquisition prospects that do not have or are unable to obtain the required audited financial statements may not be deemed appropriate for acquisition by our board of directors so long as the reporting requirements of the Exchange Act are applicable. Various impediments to an acquisition of a business or company or a merger may arise such as appraisal rights afforded the shareholders of a prospective acquisition or merger partner under the laws of the state of organization of the prospective acquisition company. This may prove to be a deterrent to a particular combination.

            SECURITIES EXCHANGE REPORTING AND OTCBB MARKET LISTING

      Following the Transaction, we intend to maintain our status as a reporting company under the Securities Exchange Act of 1934, as well as the listing of our common stock with the National Association of Securities Dealers' Over the Counter Bulletin Board (the "OTCBB").



                             ACCOUNTING TREATMENT

      The Transaction will be treated as a purchase under generally accepted accounting principles. Upon consummation of the Transaction, we will recognize receipt of cash in the amount of $339,000, remove the net assets sold from the consolidated balance sheet, and record the gain or loss on the Transaction, net of Transaction and other related costs, including applicable state and federal income taxes, in our consolidated statements of earnings.




                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


      The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of our consulting business to Delta Healthcare Group, Inc. (the "Delta Disposition"), and the effects of the consummation of the Transaction, on our historical financial position and operating results. (The Delta Disposition and the Transaction are collectively referred to in these unaudited pro forma condensed consolidated financial statements as the "Dispositions.")


      The following unaudited pro forma condensed consolidated balance sheet of Tenet at March 31, 2003 gives effect to the Dispositions as if they had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2003 and for the year ended June 30, 2002 give effect to the Dispositions as if they had occurred as of the beginning of the earliest period presented.


      The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, our historical consolidated financial statements, including the accompanying notes. Those financial statements are included in our Quarterly Report on Form 10-QSB for the three months ended March 31, 2003 and our Annual Report on Form 10-KSB for the year ended June 30, 2002, included with this Proxy Statement as Exhibits G and D, respectively.


      The unaudited pro forma condensed consolidated financial statements are presented only for informational purposes. As a result, the accompanying unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or results of operations that would have occurred had the Dispositions been consummated as of the dates indicated.

                        Tenet Information Services, Inc.
                      Condensed Consolidated Balance Sheet
                              as of March 31, 2003
                                   (UNAUDITED)



                                            Pro forma                  Pro forma
                                         adjustments for                  for
                            Tenet       Delta Disposition             Transaction      Pro-Forma
                             (a)               (b)                        (c)           Tenet
                        -----------     ---------------               ------------    ----------


ASSETS

 Current Assets
   Cash                 $   116,265     $       -                      $ 189,000 (7)   $   305,265
   Accounts receivable      138,236       (97,219)  (1,2)                (15,317)(8)        25,700
   Work performed
   in excess of              42,216        (6,847)  (3)                  (35,369)(8)             0
   billings
   Prepaid expenses               0             0                              0                 0
                        -----------     ---------                     ----------       -----------


     Total Current
       Assets               296,717      (104,066)                       138,314           330,965

 Property and
 Equipment

   Equipment                136,058       (22,950)  (3)                 (104,608) (8)        8,500
   Less:
   Accumulated
     depreciation          (120,031)       17,157   (3)                   97,874  (8)       (5,000)
                        -----------     ---------                      ---------       -----------


     Net Property and
      Equipment              16,027        (5,793)                        (6,734)            3,500

 Other Assets
   Trademarks & deposits      3,575        (1,425)  (3)                        0             2,150
                        -----------     ---------                      ---------       -----------


     Total Other Assets      3,575         (1,425)                             0             2,150


 Total Assets           $  316,319      $(111,284)                     $ 131,580       $   336,615
                        ==========      =========                      =========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Accounts payable        $   149,306     $ (89,168)   (4,5)                (8,337)(9)   $    51,801
Accrued expenses             83,365       (29,680)   (4,5)               (22,143)(9)        31,542
Accrued interest             10,649             0                              0            10,649
Amounts due to related
  parties                    48,071        (4,952)   (5)                       0            43,119
Deferred revenue            132,325             0                       (132,325)(10)            0
Billings in excess of
  costs and estimted
  earnings on uncompleted
  contracts                 106,635       (56,325)   (4)                 (50,310)(10)            0

  Total Current
    Liabilities             530,351      (180,125)                      (213,115)          137,111


Stockholders' Equity
  Common stock, $0.001       19,336             0                              0            19,336
  par value, 100,000
  shares authorized;
  19,065,892 shares
  outstanding
Additional paid-in
  capital                 4,853,896             0                              0         4,853,896
Retained deficit         (5,087,264)       68,841     (6)                344,695 (11)   (4,673,728)
                        -----------     ---------                     ----------       -----------
  Total Stockholders'
    Equity                 (214,032)       68,841                        344,695           199,504
                        -----------     ---------                     ----------       -----------

Total Liabilties and
 Stockholders' Equity   $  316,319      $(111,284)                    $  131,580       $   336,615
                        ==========      =========                     ==========       ===========




See  accompanying  Notes to Unaudited Pro Forma Condensed  Consolidated  Balance
Sheet

Tenet Information Services, Inc. and Subsidiary
Notes To Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2003
(Unaudited)

(a)  Reflects Tenet's historical financial position at March 31, 2003.
(b) Pro forma adjustments to record the Delta Disposition as of March 31, 2003 reflect:
     (1) consideration paid by Delta to Tenet in the form of a note receivable in the amount of $25,700;
     (2) the exclusion of $124,719 in receivables related to our consulting business. We collected the receivables before the consummation of the Delta Disposition;
     (3)  the exclusion of various assets related to the consulting business;
     (4) the exclusion of various liabilities related to the consulting business;
     (5) consideration paid by Delta to Tenet in the form of debt forgiveness of i) accounts payable of $38,551 of expenses owed by Tenet to Frank C. Overfelt, a former director and executive officer of Tenet, ii) accrued expenses of $10,527 of vacation and compensation amounts owed by Tenet to Mr. Overfelt, and iii) amounts due to related parties of $4,952 in a note payable owed by Tenet to a company owned by Mr. Overfelt, for a total forgiveness of debt by Delta of $54,030;
     (6)  the gain recognized on the consummation of the Delta Disposition.
(c) Pro forma adjustments to record the Transaction as of March 31, 2003 reflect:
     (7) consideration paid by ClinicalVentures to Tenet in the form cash totaling $339,000 less $150,000 that we estimate would be required to pay expenses associated with completion of various contracts to be assumed by ClinicalVentures pursuant to the Transaction;
     (8) the exclusion of various assets to be acquired by ClinicalVentures upon closing of the Transaction;
     (9) the exclusion of various liabilities to be assumed by ClinicalVentures upon closing of the Transaction;
(10) the recognition of completion of various contracts associated with the assets to be acquired by ClinicalVentures upon closing of the Transaction;
(11) the gain recognized on the consummation of the Transaction.

                 Tenet Information Services, Inc. and Subsidiary
            Pro Forma Condensed Consolidated Statements of Operations
                        For the Year Ended June 30, 2002
                                   (Unaudited)



                                                Pro Forma       Pro Forma
                                                adjustments     adjustments
                                                for Delta          for
                                  Tenet         Diposition      Transaction     Pro Forma
                                   (a)              (b)            (c)            Tenet
                                ---------       ----------      ----------      --------
Revenue                         $ 717,005       $ (249,463)     $ (467,542)     $      0
Expenses
  Cost of Revenue                 365,132         (139,927)       (225,205)            0
  Selling, general,               178,015         (196,163)         61,608        43,460
 and administrative
 expenses
  Software development            104,658                0        (104,658)            0
                                ---------       ----------      ----------      --------


  Total Expenses                  647,805         (336,090)       (268,255)       43,460
                                ---------       ----------      ----------      --------

Net Gain / (Loss)                  69,200           86,627        (199,287)      (43,460)
from Operations

Other Income /
(Expense)
  Interest expense                (20,446)               0          15,646        (4,800)
  Interest income                     511                0               0           511
                                ---------       ----------      ----------      --------

     Total Other                  (19,935)               0          15,646        (4,289)
   Income/(Expense)
Gain / (Loss) before               49,265           86,627        (183,641)      (47,749)
income taxes and
extraordinary item
Income taxes                            0                0               0             0
Gain / (Loss) before               49,265           86,627        (183,641)      (47,749)
extraordinary item
Forgiveness of debt                21,625                0               0        21,625
                                ---------       ----------      ----------      --------

Net Income / (Loss)             $  70,890       $   86,627      $ (183,641)     $(26,124)
                                =========       ==========      ==========      ========



See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

                 Tenet Information Services, Inc. and Subsidiary
            Pro Forma Condensed Consolidated Statements of Operations
                    For the Nine Months Ended March 31, 2003
                                   (Unaudited)






                                                Pro Forma       Pro Forma
                                                adjustments     adjustments
                                                for Delta          for
                                  Tenet         Diposition      Transaction     Pro Forma
                                   (a)              (b)            (c)            Tenet
                                ---------       ----------      ----------      --------
Revenue                         $ 663,061       $ (239,692)     $ (423,369)     $      0

Expenses
  Cost of Revenue                 355,002         (225,222)       (129,780)            0

  Selling, general,               204,207          (60,102)       (110,085)       34,020
 and administrative
 expenses
  Software                         88,254                0         (88,254)            0
 development
                                ---------       ----------      ----------      --------

     Total Expenses               647,463         (285,324)       (328,119)       34,020
                                ---------       ----------      ----------      --------

Net Gain / (Loss)                  15,598           45,632         (95,250)      (34,020)
from Operations
Other Income /
(Expense)
  Interest expense                (13,811)               0          10,211        (3,600)

  Interest income                       0                0               0             0
                                ---------       ----------      ----------      --------

     Total Other                  (13,811)               0          10,211        (3,600)
   Income/(Expense)
                                ---------       ----------      ----------      --------

Gain / (Loss) before
income taxes and                    1,787           45,632         (85,039)      (37,620)
extraordinary item
Income taxes                            0                0               0             0
                                ---------       ----------      ----------      --------

Gain  / (Loss) before               1,787           45,632         (85,039)      (37,620)
extraordinary item
Forgiveness of debt                     0                0               0             0
                                ---------       ----------      ----------      --------

Net Income / (Loss)             $   1,787       $   45,632      $  (85,039)     $(37,620)
                                =========       ==========      ==========      ========


See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Tenet Information Services, Inc. and Subsidiary
Notes To Unaudited Pro Forma Condensed Consolidated Statements of Operations For the Nine Months Ended March 31, 2003 and the Year Ended June 30, 2002
(Unaudited)

(a) Reflects Tenet's historical operating results for the nine months ended March 31, 2003 and for the year ended June 30, 2002.
(b) Pro forma adjustments to record the Delta Disposition for the nine months ended March 31, 2003 and for the year ended June 30, 2002.
(c) Pro forma adjustments to record the Transaction for the nine months ended March 31, 2003 and for the year ended June 30, 2002.

                        FEDERAL INCOME TAX CONSEQUENCES


      The proposed sale of operating assets of Tenet by itself will not produce any separate and independent federal income tax consequences to the shareholders of Tenet.


      Any gain or loss on the sale from the Transaction will be taxable to Tenet. We will recognize gain or loss based on the difference between the amount of the purchase price allocated to the assets and our tax basis in the assets. For purposes of determining the amount realized with respect to specific assets, the total amount realized by us will generally be allocated among the assets according to the rules prescribed under Section 1060(a) of the Internal Revenue Code of 1986, as presently in effect. Our basis in the assets sold is less than the cost of the assets, as adjusted for certain temporary differences, such as depreciation, deferred profit on inter-company sales and asset and liability provisions. The determination of whether gain or loss is recognized will be made with respect to each of the assets included in the Transaction. Accordingly, we may recognize gain on the sale of some of the assets and a loss on the sale of others, depending on the amount of consideration allocated to an asset as compared with the basis of that asset. However, it is anticipated that we will have no tax liability in connection with the Transaction, due to our excess net operating loss carry forwards.

                  DISSENTERS' RIGHTS AS A RESULT OF THE SALE
                    OF SUBSTANTIALLY ALL OF TENET'S ASSETS

      Our shareholders will have dissenters' rights under Utah law in connection with the Transaction. As a result of the Transaction shareholders who oppose the Transaction will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the Utah Code. A copy of these sections is attached as Exhibit C to this proxy statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

      Under the Utah Code, such dissenters' rights will be available only to those shareholders of the Company who

      (i) object in writing to the proposed Transaction prior to or at the Special Meeting before the vote on the matter is taken, which objection must notify Tenet that the shareholder intends to demand payment for his, her or its shares if the proposed action is effectuated; and

      (ii) do not vote any of their shares in favor of the proposed Transaction at the Special Meeting.

Failure to vote against the proposal to approve the Transaction and the Asset Purchase Agreement will not constitute a waiver of your appraisal rights. However, voting against the proposal to approve the Transaction and the Asset Purchase Agreement is not sufficient to satisfy the notice requirements you must satisfy under Utah law in order to perfect your dissenters' rights. In order to be entitled to exercise your dissenters' rights, you must have been a shareholder with respect to the shares for which payment is demanded as of the date of the proposed corporate action creating dissenters' rights is approved by the shareholders; that is, prior to the Special Meeting.

      Within ten days after the effective date of the Transaction, Tenet will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Tenet will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

      Upon receipt of each demand for payment, Tenet will pay each dissenting shareholder the amount that Tenet estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Transaction to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Tenet may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" means the value of the shares immediately before the effectuation of the Transaction, excluding any appreciation or depreciation in anticipation of such events.

      Any dissenter who does not wish to accept the payment or offer made by Tenet must notify Tenet in writing of his or her own estimate of the fair value of the shares within 30 days after the date Tenet makes or offers payment. If the dissenting shareholder and Tenet are unable to agree on the fair value of the shares, then Tenet will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his, her or its own estimate of fair value. If Tenet does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Tenet for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment.

      The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Tenet unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Tenet. Both Tenet and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Tenet in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Tenet.





RECOMMENDATION OF THE BOARD OF DIRECTORS


      The Board of Directors has determined that the Transaction is in the best interests of Tenet. The Board of Directors has unanimously approved the Asset Purchase Agreement and the Transaction and unanimously recommends that you vote in favor of the proposal to approve the Asset Purchase Agreement and the Transaction.


VOTE REQUIRED


      The Transaction will constitute a sale of substantially all of our assets. The Board of Directors has determined that we will proceed with the Transaction only if the Asset Purchase Agreement and the Transaction are approved by a majority of all issued and outstanding shares.


                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
           FOR THE PROPOSAL TO APPROVE THE ASSET PURCHASE AGREEMENT
                             AND THE TRANSACTION.

                                  PROPOSAL #2

  APPROVAL OF THE WRITTEN CONSENT RESOLUTIONS AND APPROVAL AND ADOPTION OF
                          RELATED AMENDED ARTICLE

      Our Board of Directors has unanimously approved, and recommends that our shareholders approve, resolutions authorizing our shareholders to act by the written consent of fewer than all shareholders entitled to vote with respect to the action, to the fullest extent permitted by applicable Utah corporate law (the "Written Consent Resolutions").

      Currently, Section 704 of the Utah Revised Business Corporation Act (the "Revised Act") permits action to be taken by the written consent of shareholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted (subject to specified restrictions, including but not limited to the election of directors of a corporation). However, Section 1704(4) of the Revised Act specifies that the provisions of Section 704 may not operate to permit a corporation in existence prior to July 1, 1992 (and thus having been subject to the provisions of the Utah Business Corporation Act which only permitted action by written consent of all shareholders entitled to vote on an issue) to take action by written consent of fewer than all shareholders entitled to vote with respect to a matter, until a resolution providing otherwise is approved by the shareholders, either by unanimous written consent or at a duly convened meeting.

      In compliance with Section 1704(4) of the Revised Act, the Board of Directors recommends that the shareholders approve and adopt the following Written Consent Resolutions:

           RESOLVED: That the shareholders of the corporation resolve to permit any action which may be taken at any annual or special meeting of shareholders to be taken without a meeting, as permitted by Section 704 of the Utah Revised Business Corporation Act (the "Revised Act").

           RESOLVED FURTHER: That to the maximum extent permitted by Section 704 of the Revised Act, without regard to the limitations of Section 1704(4) of the Revised Act, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

           RESOLVED FURTHER: That to the extent the bylaws of the corporation may contain any provision inconsistent with the foregoing resolutions or permit action to be taken by a written consent of the shareholders only if signed by all shareholders, then such bylaw provisions are hereby amended to permit the taking of action by the written consent of shareholders in the manner provided in Section 704 of the Act and in the preceding resolutions.

      In addition, the Board of Directors recommends that the shareholders approve and adopt an amendment to our Articles of Incorporation (see Exhibit B, Amended and Restated Articles, Article VI) which expressly references the right of our shareholders' to take action by the written consent of fewer than all shareholders, to the extent permitted under applicable Utah corporate laws.
The Board of Directors believes that including such amendment in our Articles of Incorporation will have the effect of implementing the Written Consent Resolutions and affording our management and shareholders more durable and accessible evidence of our shareholders' intent to be governed by Section 704 of the Act.

      Generally, adoption of the Written Consent Resolutions may make it easier for our shareholders to govern the company. Allowing shareholders to take action by the written consent of fewer than all of the shareholders entitled to vote with respect to a particular action will make it practical for our shareholders to act without the necessity and expense of holding a meeting of shareholders, particularly given that Tenet is subject to the disclosure requirements and proxy solicitation rules and regulations under the Securities Exchange Act of 1934. Moreover, the Written Consent Resolutions will likely better enable our shareholders to initiate corporate action independently of our management, because our shareholders will not be required to call a special meeting in those circumstances where it is not practical to obtain the written consent of all shareholders entitled to vote on the action, as would be the case without adoption of the Written Consent Resolutions. Approval of the Written Consent Resolutions promotes the notion that there should be no distinction between action taken by less than unanimous written consent of the shareholders or action taken at a meeting in which other shareholders present and voting could not preclude the taking of the action in any event. In such cases little is gained by requiring Tenet to incur the expense of holding a meeting.

      On the other hand, approval of the Written Consent Resolutions will at times enable the holders of a simple majority of the outstanding common stock to take shareholder action without affording other shareholders the opportunity to consider and vote on the matter at a meeting of shareholders. Moreover, the Written Consent Resolutions may have the effect of making less difficult shareholder actions that do not have the support of the Board of Directors.
For example, the Written Consent Resolutions may have the effect of enabling a person to make a tender offer or otherwise attempt to gain control of Tenet even if such person were unwilling or unable to submit its proposals to a vote of the shareholders at a meeting. Conversely, requiring the written consents of all shareholders entitled to vote in connection with an acquisition or other attempt to take control of Tenet may make such acquisition or attempt to take control more difficult or delay such actions by a person or group acquiring a substantial percentage of the outstanding shares of our common stock. Finally, the Written Consent Resolutions may also enable a holder who controls or holders who control a majority of our common stock to use the written current procedure to take shareholder action unilaterally.

      The Board of Directors has determined that the potential benefits which may result following adoption of the Written Consent Resolutions outweigh the potential risks described above. The proposal to approve and adopt the Written Consent Resolutions is not made in response to any efforts of which we are aware to accumulate Tenet's stock or to obtain control of Tenet. Adoption of the Written Consent Resolutions may make us a more attractive target for acquisition by an outsider by making it less difficult for such person to obtain control of Tenet, however.

      The Board of Directors has determined that it would be advantageous to Tenet and its shareholders to adopt the Written Consent Resolution in order to facilitate shareholder governance of the corporation while simultaneously making such governance more efficient and less expensive.

VOTE REQUIRED

      Approval and adoption of the Written Consent Resolutions and the related amended article require the affirmative vote of a majority of the shares of common stock voted at the Special Meeting. Unless you specify otherwise on your signed, dated proxy, your shares will be voted in favor of approval and adoption of the Written Consent Resolutions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE WRITTEN CONSENT RESOLUTIONS AND APPROVAL
      AND ADOPTION OF THE AMENDED ARTICLE RELATED TO THE WRITTEN CONSENT
                               RESOLUTIONS.

                                  PROPOSAL #3


  APPROVAL OF STOCK SPLIT RESOLUTION AND APPROVAL AND ADOPTION OF RELATED
                                AMENDED ARTICLE












         Our Board of Directors has unanimously approved , and recommends that our shareholders approve a one-for-twenty reverse stock split of the outstanding shares of Tenet's common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code and approve and adopt an amendment to our Articles of Incorporation to effect a reverse split of our issued and outstanding common stock (see Exhibit B, Amended and Restated Articles, Article III) . The reverse split will combine every group of 20 outstanding shares of the common stock held by any shareholder into one share of common stock. If this amendment is approved by our shareholders, the Board of Directors will have the authority to effect the reverse stock split by filing the Amended and Restated Articles with the Division. If this amendment is adopted, there will be no change in the number of authorized shares of common stock and no change in the per share par value of the common stock.
The Board of Directors recommends that the shareholders approve and adopt the following resolution:


      RESOLVED: That the shareholders of the corporation resolve to approve a one-for-twenty reverse stock split of the outstanding shares of Tenet's common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code


      We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split. We estimate that four of our 314 shareholders of record own an aggregate of less than twenty shares each and will be paid cash for their shares, leaving Tenet with 310 shareholders of record. Any fractional shares that may result for other shareholders will be redeemed in cash based on the fair market value of our common stock. Shares held by shareholders affiliated with one another will be aggregated for this purpose to the extent commercially practicable. For purposes of the payment for fractional shares, our Board of Directors has determined that the fair market value of our common stock is $ per pre-split share. We estimate that Tenet will pay an aggregate of less than $100.00 to holders of fractional shares of common stock after the reverse split.
The reverse stock split is not intended to be a step in a plan to initiate a "going private transaction". Management has no plans to initiate a "going private transaction".

REASONS FOR THE PROPOSED REVERSE SPLIT


      The Board of Directors believes that the current per-share market price of our common stock may impair the acceptability of our common stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or our reputation in the financial community. In practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced stock because of the greater trading volatility sometimes associated with such securities. Accordingly, one purpose of the reverse stock split is to help raise our reputation in the financial community.


      In approving the proposed reverse stock split, our Board of Directors considered that Tenet's common stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower-priced stocks.


      An additional purpose of the reverse stock split is to increase the market price of our common stock in order to meet the listing criteria of national securities exchanges such as the NASDAQ SmallCap Market ("NASDAQ"). Our common stock is presently eligible for quotation on the National Association of Securities Dealers' Over the Counter Bulletin Board (the "OTCBB"), which was established for securities that do not meet the NASDAQ listing requirements, and is not presently listed on any securities exchange. In order to be listed on a securities exchange or NASDAQ, we must meet the listing standards of the securities exchange or NASDAQ and have our listing application approved by the securities exchange or NASDAQ. NASDAQ and each securities exchange has its own listing requirements and application process. However, the listing standards of NASDAQ and each securities exchange generally require that all applicants have a minimum per share closing trading price on their common stock.


      Our Board of Directors believes that it is important to provide our shareholders with the best possible market for trading our common stock. The OTCBB is generally considered less efficient and less liquid than NASDAQ or any securities exchange. Consequently, if it were listed on a securities exchange or NASDAQ, selling our common stock could be easier because larger quantities of shares might be bought and sold, transactions might be executed more efficiently, and securities analysts' and news media coverage might be increased.


      These factors could result in higher prices and lower spreads in the bid and ask prices for shares of our common stock. A listing on a securities exchange could also improve our ability to raise additional capital through equity or debt financing and, to the extent the stock price increases as a result of or in connection with such listing, ownership dilution to shareholders might be reduced if we issue equity in financing or other transactions, since less shares will need to be issued in order to raise a specific amount of capital.


      We cannot assure you that the reverse stock split will accomplish these objectives or that we will seek to have our Common Stock listed on NASDAQ or any securities exchange. While we expect that the reduction in the outstanding shares of common stock will increase the market price of the common stock, we cannot assure you that the reverse stock split will increase the market price of the common stock by a multiple equal to the reverse split ratio of twenty or result in any permanent increase in the market price (which can be dependent upon many factors, including, but not limited to, our business and financial performance and prospects). Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. Additionally, there can be no assurance that by meeting the listing requirements for minimum trading price our stock will be listed on a securities exchange such as NASDAQ. In some cases, the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels.


      There are other reasons why a reverse stock split may be perceived negatively in the marketplace. In addition to the fact that the number of shares available for trading is reduced, which generally has the effect of reducing liquidity, round lots (i.e., lots in multiples of 100 shares) may be converted into odd lots due to the split, which may in turn increase transaction costs for shareholders. We cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split.


EFFECT OF THE REVERSE SPLIT GENERALLY


      Upon the effectiveness of the reverse stock split, you will own fewer shares than you owned prior to the reverse split. The number of post-split shares will be determined by dividing the number of shares owned immediately prior to the effective time of the reverse stock split by twenty. Thus, if you owned 1,000 shares of our common stock prior to the reverse split, then, after the effective time of the reverse split, you will own 50 shares of our common stock.


      The reverse stock split will simultaneously apply to all outstanding shares of our common stock. On
, we had 19,336,213 issued and outstanding shares of our common stock. Accordingly, if the Record Date was the effective time of the reverse stock split, then we would have approximately 966,811 issued and outstanding shares of our common stock on a post-split basis. The reverse stock split will affect all shareholders uniformly and will not materially change their proportionate ownership interests (except to the extent we redeem fractional shares, as more specifically described herein), nor will the reverse split alter the respective voting rights of holders of our common stock. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.


      Because the number of authorized shares of our common stock will not be reduced, the overall effect of the reverse stock split will be an increase in authorized but unissued shares of our common stock. These shares may be issued by the Board of Directors in its discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock. The Board currently has no plans, proposals, or other arrangements that would involve issuance of these shares.


      If approved by our shareholders at the Special meeting, we will file the Amended and Restated Articles with the Division shortly after the closing date of the Transaction. However, if for any reason the Transaction is not completed as currently anticipated, we may proceed with the filing of the Amended and Restated Articles. The reverse stock split will become effective upon the filing of the amendment with the Division (the "Effective Date"). At the Effective Date, each certificate representing our common stock prior to the reverse stock split will be deemed for all corporate purposes to evidence ownership of post-split shares. There is no "issuance" resulting from the reverse stock split.


      Promptly after the Effective Date, you will be notified that the reverse stock split has been effected. Our stock transfer agent, Interwest Transfer, whom we refer to as the exchange agent, will implement the exchange of stock certificates representing outstanding shares of common stock. You will be asked to surrender to the exchange agent certificates representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent.


PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.


SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT


      The following is a summary of certain material federal income tax consequences of the reverse stock split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). Your tax treatment may vary depending upon your own particular facts and circumstances.

      You should recognize no gain or loss upon your exchange of your pre-split shares for post-split shares pursuant to the reverse stock split. In general, shareholders who receive cash upon redemption of their fractional share interests as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest.


      The aggregate tax basis of the post-split shares received in the reverse stock split (including any fraction of a post-split share deemed to have been received) will be the same as your aggregate tax basis in the pre-split shares you exchanged. Your holding period for the post-split shares will include the period during which the you held the pre-split shares surrendered in the reverse stock split.


      We believe that the reverse stock split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Internal Revenue Code. As a result, we will not recognize any gain or loss as a result of the reverse stock split.


SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS


AUTHORIZED SHARES; FUTURE FINANCINGS.


      Upon effectiveness of the proposed reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase from approximately 79,833,795 shares to approximately
98,991,744 shares. Tenet will continue to have 100,000,000 shares of authorized common stock and 1,000,000 shares of authorized preferred stock. Authorized but unissued shares will be available for issuance, and Tenet may issue such shares in financings or otherwise. If Tenet issues additional shares, the ownership interest of holders of Tenet's common stock will likely be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of Tenet's common stock.


      Summary of effect of reverse split:

                             Pre-split     Post-split
-----------------------------------------------------
Issued & Outstanding        19,336,205        966,756
Authorized                 100,000,000    100,000,000
Reserved for issuance          830,000         41,500
Unreserved for issuance     79,833,795     98,991,744







ACCOUNTING MATTERS.


      The proposed reverse stock split will not affect the par value of Tenet's common stock. As a result, on the effective date of the reverse stock split, the stated capital on Tenet's balance sheet attributable to Tenet's common stock will be reduced to 1/20 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Tenet's common stock will be increased because there will be fewer shares of Tenet's common stock outstanding.


POTENTIAL ANTI-TAKEOVER EFFECT.


      Although the increased proportion of unissued authorized shares of common stock to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Tenet's Board or contemplating a tender offer or other transaction for the combination of Tenet with another company), the reverse stock split proposal is not being proposed in response to any effort of which Tenet is aware to accumulate Tenet's shares of common stock or obtain control of Tenet, nor is it part of a plan by management to recommend a series of similar amendments to Tenet's Board of Directors and shareholders.

EFFECT UPON OUTSTANDING OPTIONS AND WARRANTS.

       Tenet has outstanding options to purchase for 830,000 shares of common stock. Post-split, these options will covert to 41,500 shares. The pre-split option price is $0.10 per share and is anti-dilutive.

VOTE REQUIRED

      Approval and adoption of the Reverse Split Resolution and related amended article require the affirmative vote of a majority of the outstanding shares of our common stock as of the record date for the Special Meeting. Unless you specify otherwise on your signed, dated proxy, your shares will be voted in favor of approval and adoption of the Reverse Split Resolution and related amended article.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL
  OF THE STOCK SPLIT RESOLUTION AND APPROVAL AND ADOPTION OF RELATED AMENDED
                                    ARTICLE


























                                PROPOSAL #4

     APPROVAL OF ELIMINATION OF ARTICLES RELATED TO  ACQUISITION BY TENET
              OF ITS OWN SHARES AND DISTRIBUTIONS TO SHAREHOLDERS

GENERAL


      Our Board of Directors has unanimously approved, and recommends that the shareholders approve and adopt, deletions from our Articles of Incorporation which would eliminate provisions for Tenet to acquire its own shares and make distributions to shareholders. The rights and restrictions given by these two articles are specified by Utah Corporate law, making these two articles unnecessary.


           A .      DELETION OF ARTICLE VI, ACQUISITION BY TENET
      OF ITS OWN SHARES


      Article VI of our Articles of Incorporation currently provides that Tenet has the right to purchase, take, receive or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of its own shares, subject to the limitation that Tenet's purchase of its own shares must be made only to the extent of unreserved and unrestricted earned surplus and capital surplus available for that purpose. We have omitted Article VI in its entirety from the Amended and Restated Articles, because this provision does not provide additional rights to, nor does it impose additional restrictions on, Tenet in connection with the acquisition of its own stock not currently provided in the
Act.   Deletion of Article VI will have no material effect on shareholders.
There is no change in Tenet's ability to acquire its own shares in either quantitative or qualitative terms. Tenet currently has no plans to acquire any of its shares.


           B .    DELETION OF ARTICLE VII, DISTRIBUTIONS TO
      SHAREHOLDERS


      Article VII of our Articles currently provides that our Board of Directors may distribute, out of stated capital or capital surplus of the corporation, a portion of its assets, in cash or other property, subject to the provisions of the Utah Business Corporation Act, as amended. We have omitted
Article VII in its entirety from the Amended and Restated Articles, because this provision does not provide Tenet with additional rights, nor does it impose on Tenet additional restrictions, in connection with distributions to our shareholders not currently provided in the Act. Deletion of Article VII will have no material effect on shareholders. There is no change in Tenet's ability to provide distributions to shareholders. Tenet currently has no plans to provide any distributions to shareholders.



VOTE REQUIRED

      Approval of elimination of articles related to acquisition by Tenet of its own shares and distribution to shareholders requires the affirmative vote of a majority of the outstanding shares of our common stock as of the record date for the Special Meeting. Unless you specify otherwise on your signed, dated proxy, your shares will be voted in favor of approval and adoption of the Reverse Split Resolution and related amended article.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
      APPROVAL OF ELIMINATION OF ARTICLES RELATED TO  ACQUISITION BY TENET
              OF ITS OWN SHARES AND DISTRIBUTIONS TO SHAREHOLDERS




                                  PROPOSAL #5

             APPROVAL AND ADOPTION OF AMENDED ARTICLES RELATED TO
      PROVISIONS NO LONGER NECESSARY AND CONSOLIDATION OF ARTICLES INTO
                RESTATED AND AMENDED ARTICLES OF INCORPORATION




      ELIMINATION OF PROVISIONS NO LONGER NECESSARY OR APPROPRIATE UNDER UTAH CORPORATE LAW.

      A final purpose of the approval and adoption of the Amended and Restated Articles is to simplify our Articles of Incorporation by consolidating various amendments and eliminating obsolete provisions of our Articles of Incorporation as currently restated and amended. In addition to the amendments specifically described above, our Board of Directors recommends that we further amend our Articles of Incorporation as follows in order to make our Articles consistent with the Act.


           A.    DELETION OF ARTICLE II, DURATION OF TENET


      Article II of our Articles of Incorporation currently provides that Tenet shall exist perpetually unless earlier dissolved according to law. We have omitted Article II from the Amended and Restated Articles. Pursuant to Section 302 of the Act, every Utah corporation has perpetual duration until dissolved as provided in the Act, making this Article unnecessary.


           B.    MODIFICATION OF ARTICLE III, THE CORPORATE PURPOSE OF TENET


      Article III currently provides that Tenet is organized (1) to develop, construct and market computer related information and testing services for use in the medical and health fields and to engage in any other business resulting from such activities and (2) to engage in any other acts, activities and pursuits for which a corporation may be organized under the Utah Business Corporation Act. We have omitted from Article III of the Amended and Restated Articles the language related to the development, construction and marketing of computer related information and testing services for use in the medical and health fields and other business resulting from such activities. Omitting this language will make our Articles of Incorporation consistent with the fact that, upon completion of the Transaction, we will have no specific business purpose until we identify and complete an acquisition or similar transaction. The Act currently provides that it is sufficient for the Articles of Incorporation to provide that the purpose of Tenet is to engage in any lawful act or activity for which corporations may be organized under the Act. The proposed amendment to Article III is consistent with this requirement.


            C .      ADDITIONAL MODIFICATIONS

      The Board of Directors recommends the restatement of our Articles of Incorporation which would incorporate all amendments and consolidate all changes into a single document, our Amended and Restated Articles (see Exhibit B, Amended and Restated Articles). In addition to the amendments set forth above, in the Amended and Restated Articles we have further modified our Articles of Incorporation by deleting the phrase "Utah Business Corporation Act" in each provision where it appears, substituting therefore the "Utah Revised Business Corporation Act," and by renumbering the Articles to account for the deletion of old articles and the insertion of new articles.

      Other than the specific amendments named herein, the remaining provisions of our Articles of Incorporation, as currently in effect, will not be changed as a result of the approval and adoption of the Amended and Restated Articles.

VOTE REQUIRED


      Approval of the Amended and Restated Articles requires the affirmative vote of a majority of the outstanding shares of our common stock as of the record date for the Special Meeting. Unless you specify otherwise, your returned signed proxy will be voted FOR approval and adoption of the Amended and Restated Articles.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                      THE AMENDED AND RESTATED ARTICLES.



                            PROPOSAL # 6

                       ELECTION OF THE DIRECTOR NOMINEES

GENERAL

      The number of authorized directors on our Board of Directors may be varied by the Board of Directors, but may not be less than three. Currently, the number of authorized directors on the Board of Directors is set at three, and each position on the Board is currently filled. The Board of Directors has determined that it is in the best interests of Tenet and its shareholders to nominate each of the current directors, being Mr. Jerald L. Nelson, Mr. Eric J. Nickerson and Mr. Fred Anderson, for reelection at the Special Meeting.

      The Board of Directors has nominated MR. JERALD L. NELSON, MR. ERIC J. NICKERSON and MR. FRED ANDERSON (the "Director Nominees") for election as directors at the Special Meeting. Each of Messrs. Nelson, Nickerson and Anderson will be elected to serve for a one year term expiring at Tenet's annual meeting in 2004, until his respective successor is duly elected and qualified or until his earlier resignation. There are no family relationships among any of Tenet's directors or executive officers. Unless you specify otherwise, your returned signed proxy will be voted FOR each of the Director Nominees. In the event a Director Nominee is unable to serve, your proxy may vote for another person nominated by the Board of Directors to fill that vacancy. The Board of Directors has no reason to believe that any of its Director Nominees will be unavailable.

VOTE REQUIRED

      A plurality of the votes represented at the meeting is required to elect a director.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                        DIRECTOR NOMINEES LISTED ABOVE.

DIRECTORS

      Set forth below is the principal occupation of, and certain other information regarding, the Director Nominees.

      JERALD L. NELSON. Jerald L. Nelson has served as a director, president and chief operating officer of the Company since December 1993. Effective July 10, 1996, Dr. Nelson was appointed Chairman of the Board of Directors, and relinquished his position as President and Chief Operating Officer. On June 5, 2001, the board elected Dr. Nelson to the position of Corporate Secretary, a position which Dr. Nelson held until May 2, 2003. The Board re-elected Dr. Nelson as President of the Company effective May 2, 2003. Dr. Nelson received his Ph.D. in Economics from North Carolina State University in 1974. From 1974 to 1984, Mr. Nelson worked or consulted with several Fortune 500 firms, including US Industries, TransWorld Airlines, GTE, Xerox, Pitney Bowes and General Foods. From 1984 until December 1993, Mr. Nelson worked with various businesses as an investment banker and business advisor. He has also consulted with or served on the Board of Directors of numerous Utah firms including Arrow Dynamics, Beacon Financial, Interwest Home Medical, Gentner Communications and One-2-One Communications, where he also served as chairman and chief executive officer.

      ERIC J. NICKERSON. Eric J. Nickerson has served as a director since June of 1990. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts and two investing partnerships: "Third Century II" and "Z Fund."

      FRED J. ANDERSON. Fred J. Anderson has served as a director since May 23, 2003. The Board elected Mr. Anderson to serve as Tenet's Chief Operating Officer and Corporate Secretary effective May 2, 2003. Mr. Anderson served as Tenet's Chairman of the Board from May 1992 until July 1995, when he resigned to manage his family's land and livestock interests. Mr. Anderson also served as the Chief Financial Officer of Tenet from 1986 until 1996. From 1980 until 1984, Mr. Anderson served as Vice President for Mountain States Resources. He received his BS in Accounting and an MBA from Utah State University.

BOARD MEETINGS AND COMMITTEES

      During the fiscal year ended June 30, 2003 the Board of Directors held 5 board meetings either in person or telephonically. Each of the Director Nominees attended at least 75% of the meetings of the Board of Directors.
The Board of Directors currently has no standing committees.

DIRECTORS, EXECUTIVE OFFICERS PROMOTERS, AND CONTROL PERSONS OF TENET

      Information regarding the current directors and executive officers of Tenet is set forth under the heading "Directors," on page 33.

COMPENSATION OF DIRECTORS

      Each outside director is entitled to receive a $200 stipend per month. However, during the fiscal year ended June 30, 2003, Tenet failed to pay this fee to any director. Such amounts have been accrued on a monthly basis as an obligation owed by Tenet to its directors.

                               OTHER INFORMATION

EXECUTIVE COMPENSATION

      The following table sets forth information for the fiscal years ended June 30, 2003, 2002 and 2001 regarding the compensation of each executive officer of Tenet who served as the chief executive officer of Tenet at any time during the 2003 fiscal year (the "Named Executive officers").

                          SUMMARY COMPENSATION TABLE

                                                                                                  Long-Term Compensation
                                                                                            ----------------------------------
                                                 Annual Compensation                       Awards              Payouts
                                                    ------------                        --------------         -------
                                                                   Other        Restricted      Securities
                                                                   Annual         Stock         Underlying   LTIP    All Other
Name and Principal Position     Year     Salary     Bonus       Compensation      Awards          Options   Payouts Compensation
---------------------------     ----    --------    -----       ------------    ----------      ----------  ------- ------------
Frank Overfelt(1)               2003    $ 75,123        -                  -             -              -         -           -
President                       2002     104,810        -                  -             -              -         -           -
                                2001      76,360        -                  -             -              -         - $     3,600
Jerald L. Nelson (2)            2003         749        -                  -             -              -         -           -
Chairman, President             2002           -        -       $      1,000    $    2,703              -         -           -
Corporate Treasurer             2001           -        -                  -             -              -         -           -



(1) Mr. Overfelt terminated his employment with Tenet and resigned as its President in May of 2003.

(2) Effective May 3, 2003, the Board of Directors re-appointed Mr. Nelson as President of Tenet.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Since the beginning of the Company's last fiscal year, except as otherwise provided below, there have been no transactions or series of transactions between the Company and any executive officer, director or 5% beneficial owner of the Company's common stock in which one of the foregoing individuals had an interest of more than $60,000.

      Eric J. Nickerson, a director and significant shareholder of Tenet, has agreed that upon approval by the shareholders of the sale of our assets to ClinicalVentures as provided herein, he will purchase from ClinicalVentures a promissory note in the principal amount of $360,000 in exchange for $289,000 in cash, which cash will facilitate payment by ClinicalVentures of the full purchase price in cash at the closing of the sale of assets. The promissory note shall be due and payable, without interest, in equal monthly installments in the amount of $6,000 each, with penalties for non-payment.
ClinicalVentures' obligations under the promissory note will be secured by the assets of Tenet acquired by ClinicalVentures pursuant to a Security Agreement by and between Mr. Nickerson and ClinicalVentures, and dated of even date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      We believe that Fred Anderson, an executive officer of Tenet since May 2, 2003, failed to file a Form 3, as required by Section 16(a) of the Securities Exchange Act of 1934.

      We believe that Eric Nickerson, a director and significant shareholder of Tenet, may have failed to file one or more Forms 4 in connection with one or more transactions which occurred during our most recently completed fiscal year, pursuant to which Third Century Fund II, of which Mr. Nickerson is a Senior Partner, acquired additional shares of our Common Stock. However, such transaction or transactions may have qualified for delayed reporting on Form 5.

INDEPENDENT PUBLIC ACCOUNTANTS

      Hansen, Barnett & Maxwell served as our independent accountants for the fiscal year ended June 30, 2003 and 2002 and has been selected by our Board of Directors to serve in such capacity for the current year. We incurred the following expenses to Hansen, Barnett & Maxwell associated with the fiscal years ended June 30, 2003 and 2002:

                              Fiscal Year ended       Fiscal Year Ended
                                June 30, 2003(1)        June 30, 2002
                                -------------           -------------

     Audit Fees(2)              $    13,000             $    12,000

     Audit-Related Fees         $         0             $         0

     Tax Fees                   $         0             $         0

     All Other Fees             $         0             $         0

     Total                      $    13,000             $     12,000


      (1) Estimated. We anticipate that audit fees associated with the 2003 fiscal year will be slightly more than those audit fees associated with the 2002 fiscal year.

      (2) Audit Fees consisted of fees incurred for the audit of our consolidated financial statements and related quarterly reviews, as well as any other services normally provided by Hansen, Barnett & Maxwell in connection with statutory or regulatory filings or engagements for those periods.

      A representative of Hansen, Barnett & Maxwell is not expected to be present at the Special Meeting to make a statement or to respond to questions.

                             SHAREHOLDER PROPOSALS

      We anticipate that we will hold our next annual meeting of the shareholders on November 12, 2004, and subsequent annual meetings on the second Friday of each November thereafter. The deadlines below assume that we will deliver the proxy statement related to the November 2004 annual meeting of shareholders on or about October 22, 2004.

      If you wish to submit proposals to be included in Tenet's year 2004 proxy statement, we must receive them on or before June 24, 2004. Please address your proposals to Corporate Secretary, Tenet Information Services, Inc., 53 West 9000 South, Sandy, Utah, 84070.

      If you wish to raise a matter before the shareholders at the year 2004 annual meeting, you must notify the Corporate Secretary in writing by not later than September 7, 2004. Please note that this requirement relates only to matters you wish to bring before your fellow shareholders at the annual meeting. It is separate from the SEC's requirements to have your proposal included in the proxy statement.

      Receipt by Tenet of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in Tenet's proxy materials or its presentation at the 2004 annual meeting because there are other requirements in the proxy rules.

                                 ANNUAL REPORT


      We have filed our Annual Report on Form 10-KSB for the year ended June 30, 2002. A copy of the Annual Report on Form 10-KSB, along with our Quarterly Reports on Form 10-QSB for the three month periods ended September 30, 2002, December 31, 2002, and March 31, 2003, as filed with the Securities and Exchange Commission, are included with, but are not deemed a part of, this proxy soliciting material. Our reports and other filings also may be obtained from the SEC's on-line database, located at www.sec.gov.


      We will provide without charge to each person solicited, upon written request of any such person, additional copies of our Annual Report on Form 10-KSB, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to Jerald L. Nelson, President, Tenet Information Services, Inc., 53 West 9000 South, Sandy, Utah 84070.


                                        By Order of the Board of Directors



                                             /s/  Jerald L. Nelson
                                        Jerald L. Nelson, President

Sandy, Utah
July 29, 2003

SIDE 1


                                    PROXY
                        TENET INFORMATION SYSTEMS, INC.
          SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD AUGUST     , 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Jerald L. Nelson and Fred Anderson and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of Tenet Information Services, Inc., a Utah corporation ("Tenet"), held of record by the undersigned, on July , 2003, at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Special Meeting") to be held on
,
, 2003 at      a.m., local time, at      located at           , or at any
adjournment  or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Special Meeting in lieu of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND "FOR" ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE. PLEASE COMPLETE, SIGN, AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

                        (To be Signed on Reverse Side.)



SIDE 2


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2, 3 , 4,
      5, AND 6 , BELOW.


1. To consider and vote upon a proposal to approve the sale to ClinicalVentures, L.L.C. ("ClinicalVentures") of substantially all of the operating assets and the assignment of certain liabilities of Tenet (the "Transasction"), as well as the terms and conditions governing the Transaction as set forth in the Asset Purchase Agreement dated July 29, 2003 by and between Tenet and ClinicalVentures.


                 FOR        AGAINST          ABSTAIN


           /  /             /  /               /  /


2. To consider and approve resolutions and related amendment to the Articles of Incorporation of Tenet authorizing the shareholders of Tenet to take action by written consent of fewer than all of the shareholders entitled to vote with respect to the action, to the fullest extent permitted by Utah corporate law.


                 FOR        AGAINST          ABSTAIN


           /  /             /  /               /  /


3. To consider and approve a resolution and related amendment to the Articles of Incorporation of Tenet authorizing a one-for-twenty reverse split of the outstanding shares of common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code.


                 FOR        AGAINST          ABSTAIN


           /  /             /  /               /  /


4. To consider and approve amendments to the Articles of Incorporation of Tenet, which amendments will include the following:

   a. Elimination of Articles VI of our Articles of Incorporation, which provides that Tenet may acquire its own shares. All rights and restrictions in Article VI are provided to Tenet in the Utah Revised Business Corporations Act (the "Act") making this Article unnecessary, and

   b. Elimination of Article VII of our Articles of Incorporation, which provides that Tenet may make distributions to shareholders. All rights and restrictions in Article VII are provided to Tenet in the Act, making this Article unnecessary;

                 FOR        AGAINST          ABSTAIN
           /  /             /  /               /  /



5. To consider and approve amendments to and a restatement of the Articles of Incorporation of Tenet, which amendments will include the following:

        a. Elimination of Article II, which provides that Tenet shall exist indefinitely. Under the "Act", every corporation has perpetual duration, making this article unnecessary;

        b. Modification to Article III which defines Tenet's purpose. The modification eliminates references to computers systems related to the medical and health fields and allows Tenet to engage in any acts, activities and pursuits for which a corporation may be organized under the Act;

        c. Deletion of references to the Utah Business Corporation Act, substituting references to the Utah Revised Business Corporation Act (this modification allows the Articles of Incorporation to be consistent with the State of Utah's adoption of a revised act, the renumbering of articles to be consistent with the deletion of articles), and the restatement of the Articles of Incorporation
           (the "Amended and Restated Articles") by incorporating in a single document the amendments approved and adopted by our shareholders at the Special Meeting, as well as all prior provisions still in effect.

                 FOR        AGAINST          ABSTAIN
           /  /             /  /               /  /
























6 . To elect the following nominees to the Board of Directors of Tenet:
      JERALD L. NELSON, ERIC J. NICKERSON, and FRED ANDERSON (the "Nominees"), each to serve a one-year term expiring at Tenet's annual meeting to be held in the year 2004 and until their successors are duly elected and qualified.


                 {square}FOR all Nominees

                 {square}Withhold  Authority  to  vote for the Nominees  listed below (TO WITHHOLD AUTHORITY FOR ONE OR MORE INDIVIDUAL NOMINEES, CROSS OUT THE NAME OF EACH SUCH PERSON)

                       Jerald L. Nelson

                       Eric J. Nickerson

                       Fred Anderson

                 {square}Abstain




                                        2


PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD USING THE ENCLOSED
ENVELOPE.

Signature                 Date        Signature                Date

NOTE:Please sign above exactly as the shares are issued.   When shares are held
    by co-tenants or joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Exhibit A

                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                        TENET INFORMATION SERVICES, INC.
                                   ("Seller")

                                       and

                              CLINICALVENTURES, LLC
                                    ("Buyer")






                               Dated July 29, 2003


                                A-1


ARTICLE I ASSETS TO BE ACQUIRED BY BUYER AND RETAINED BY SELLER    1

     1.1  Assets to be Acquired by Buyer                           1
     1.2  Assets Being Retained by Seller                          2
     1.3  Nonassignable Rights                                     2
     1.4  Books and Records                                        2

ARTICLE II CONSIDERATION PAYABLE FOR ACQUIRED ASSETS               2
     2.1  Consideration for the Acquired Assets                    2
     2.2  Allocation of Purchase Price                             3
     2.3  Taxes                                                    3

ARTICLE III THE CLOSING                                            3
     3.1  Closing                                                  3
     3.2  Seller's Obligations at Closing                          3
     3.3  Obligations of Buyer at the Closing                      4

ARTICLE IV CONDITIONS TO CLOSING                                   5
     4.1. Conditions To Each Party's Obligations                   5
     4.2  Conditions to the Obligations of Seller                  5
     4.3  Conditions to Obligations of Buyer                       6
     4.4  Satisfaction of Conditions on Execution of
           Management Agreement                                    7

ARTICLE V COVENANTS, OBLIGATIONS AND RIGHTS OF THE PARTIES         7
     5.1  Conduct of Business Pending the Closing                  7
     5.2  Notification of Changes by Seller                        7
     5.3  Notification of Changes by Buyer                         8
     5.4  Best Efforts to Satisfy Conditions                       8
     5.5  Seller Shareholder Approval                              8
     5.6  Seller Shareholder Voting Agreements                     8
     5.7  Employees                                                9
     5.8  Cooperation                                              9
     5.9  Access to Information                                    9
     5.10 Additional Actions                                       9
     5.11 Further Assurances                                       9
     5.12 Publicity                                                9

                                i

     5.13 Confidentiality and Noncompetition                      10
     5.14 Expenses                                                11
     5.15 Management Agreement; Escrow of Funds                   11
     5.16 Payment of Obligations; Rights to Offset                11
     5.17 Covenants Regarding Seller Products                     11
     5.18 Covenant Regarding Sharp Rees Stealy Corporation        12

ARTICLE VI REPRESENTATIONS AND WARRANTIES                         12
     6.1  Representations and Warranties of Seller                12
     6.2 Representations and Warranties of Buyer                  14

ARTICLE VII TERMINATION OF AGREEMENT                              16
     7.1  Termination                                             16
     7.2  Effect of Termination                                   16

ARTICLE VIII INDEMNIFICATION                                      16
     8.1  Indemnification                                         16
     8.2  Indemnification Procedures                              16
     8.3  Cooperation of the Parties                              17
     8.4  Exclusive Remedy                                        17
     8.5  Limitation and Termination of Indemnification
           Obligations                                            18

ARTICLE IX MISCELLANEOUS PROVISIONS                               18
     9.1  Governing Law, Jurisdiction and Venue                   18
     9.2  Assignment; Binding Upon Successors and Assigns         18
     9.3  Severability                                            18
     9.4  Counterparts                                            18
     9.5  Amendment and Waivers                                   18
     9.6  Attorneys' Fees                                         19
     9.7  Notices                                                 19
     9.8  Construction of Agreement                               20
     9.9  Further Assurances                                      20
     9.10 Absence of Third Party Beneficiary Rights               20
     9.11 Entire Agreement                                        20

                                ii


                                List of Exhibits

Exhibit A       Listing of Acquired Assets
Exhibit B       Listing of Excluded Assets
Exhibit C       Listing of Assumed Obligations and Liabilities
                and Retained Liabilities
Exhibit D       Allocation of Purchase Price
Exhibit E       Form of Bill of Sale
Exhibit F       Form of Assignment and Assumption Agreement
Exhibit G       Seller Voting Agreement
Exhibit H       Continuing Employees of Seller
Exhibit I       Management Services Agreement
Exhibit J       Description of Seller's Intellectual Property
                Rights






                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into effective as of the 29th day of July, 2003 (the "Agreement Date"), by and between Tenet Information Services, Inc., a Utah corporation ("Seller") and ClinicalVentures, LLC, a Delaware corporation ("Buyer"). Seller and Buyer are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    Recitals

     A. Seller conducts a business involved in providing computerized patient tracking and information management systems for use in hospitals and other health care facilities, with a focus on emergency departments, urgent care sites, ambulatory care departments and same day surgery facilities (the "Business").

     B. Buyer provides integrated clinical information management systems for clinicians and the healthcare community.

     C. On the terms and subject to the conditions set forth in this Agreement, Buyer desires to acquire from Seller, substantially all of the operating assets of Seller, including all assets utilized in the operation of the Business (the "Acquired Assets" as defined in Section 1.1 below). In connection with such acquisition Buyer is willing to assume certain liabilities and contractual obligations relating to the Business and the Acquired Assets (the "Assumed Obligations and Liabilities" as defined in Section 2.1.1 below).

     D. Seller is willing to sell the Acquired Assets to Buyer upon the terms and conditions and for the consideration set forth herein, and believes that its participation in the transactions contemplated by this Agreement is in the best interests of Seller and its shareholders.

     E. The Parties desire to enter into this Agreement in order to set forth and establish their rights and obligations with respect to the transactions contemplated hereby.

                                    Agreement

     NOW THEREFORE, intending to be legally bound, and in consideration of the above-recited premises and the mutual promises, covenants and conditions contained herein, the Parties hereto agree as follows:


                                    Article I
              Assets to be Acquired by Buyer and Retained by Seller


     1.1 Assets to be Acquired by Buyer. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 3.1 below), Seller shall convey, transfer, assign and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller, all of Seller's rights, title and interests in and to all assets owned by Seller as of the date of the Closing, other than the Excluded Assets (as defined below), including all assets, rights and interests used in the operation of the Business, and including without limitation those items listed in Exhibit A attached hereto (collectively, the "Acquired Assets").


                                1

     1.2 Assets Being Retained by Seller. Notwithstanding any provision to the contrary contained in this Agreement, the Acquired Assets will not include, and Seller will retain all rights and interests in, and all obligations with respect to, all of those items referenced in Exhibit B attached hereto (collectively, the "Excluded Assets"). The Excluded Assets will not be sold, conveyed, transferred, assigned or delivered to Buyer at the Closing.

     1.3 Nonassignable Rights. Nothing herein shall be deemed to require the transfer of any assets which by their terms or operation of law cannot be transferred; provided, however, that Seller shall cooperate with Buyer to seek to obtain any necessary consents or approvals for the transfer of all Acquired Assets contemplated to be transferred pursuant to the terms of this Agreement. In the event that the transfer of any of the Acquired Assets is not consummated as of the Closing, Seller, as the Party retaining such Acquired Assets, shall hold such Acquired Assets in trust for the use and benefit of Buyer, and take such other action as may be reasonably requested by Buyer, in order to place Buyer, insofar as is reasonably possible, in the same position as would have existed had Seller's interests in such assets been transferred to Buyer as contemplated hereby. As and when any such Acquired Asset becomes transferable, such transfer shall be effectuated forthwith. The Parties agree that, as of the Closing, Buyer shall be deemed to have acquired Seller's entire rights, title and interests in and to all of the Acquired Assets, together with all powers and privileges incident thereto and all duties, obligations and responsibilities incident thereto, which Buyer is entitled to acquire or required to assume pursuant to the terms of this Agreement.

     1.4 Books and Records. Seller shall retain its corporate books and records, shareholder records and ledgers, financial statements, employment records and tax records. All other historical books and records of the Business, including the corporate books and records of all subsidiaries of Seller, records of customers and sales and copies of employment records relating to those employees of Seller who become employees of Buyer at the Closing, shall be transferred to Buyer as part of the Acquired Assets, provided that Seller shall be entitled to retain a copy of any historical records which are transferred to Buyer as provided herein. Following the Closing, each Party shall have the right to reasonable access to historical records of the other to the extent required to respond to tax audits or fulfill its other legal obligations.

                                   Article II
                    Consideration Payable for Acquired Assets


     2.1 Consideration for the Acquired Assets. The consideration payable for the Acquired Assets (the "Purchase Price") will consist of the those payments, obligations and undertakings set forth below:

          2.1.1 Assumption of Obligations and Liabilities. From and after the Closing, Buyer shall assume, become responsible for, and undertake to pay, defend, discharge and perform as and when due or required all of those debts, obligations and liabilities of Seller arising from or relating to the Business as listed in Exhibit C attached hereto (the "Assumed Obligations and Liabilities"), but excluding the Retained Liabilities (as defined in Exhibit C attached hereto), and subject to the other limitations and exceptions specifically provided for herein.


                                2


          2.1.2 Cash Payment at Closing. At the Closing, Buyer will pay to Seller the sum of $339,000, in immediately available funds, by bank cashier's check or a wire transfer to an account of Seller as designated by Seller prior to the Closing.

     2.2 Allocation of Purchase Price. The Purchase Price shall be allocated among the Acquired Assets as set forth on Exhibit D attached hereto, all as required by Section 1060 of the Internal Revenue Code of 1986, as amended, and that allocation shall be reported by both the Buyer and Seller on Internal Revenue Service Form 8594, Asset Acquisition Statement, which will be filed with the Buyer's and Seller's Federal Income Tax Return for the tax year that includes the Closing Date. The allocation set forth on Exhibit D shall be conclusive and binding upon Buyer and Seller for all purposes, and neither Party shall file any tax return or other document with, or make any statement or declaration to, any governmental authority that is inconsistent with such allocation.

     2.3 Taxes. Seller shall be responsible for and shall pay any and all sales, use, transfer, gross receipts, federal excise and similar taxes levied or imposed as a result of the transfer of the Acquired Assets as contemplated by this Agreement.


                                   Article III
                                   The Closing


     3.1 Closing. Subject to termination of this Agreement as provided elsewhere herein, the closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Snell & Wilmer LLP, Gateway Tower West, 15 West South Temple, Suite 1200, Salt Lake City, Utah 84101, or at such other location as may be mutually agreed upon by the Parties, at 10:00 a.m., local time, upon the date of satisfaction or waiver of the last to be fulfilled of the conditions to the Closing as set forth in Article 4 hereof that by their terms are not to occur at the Closing, or on such later date as the Parties may mutually agree upon (the "Closing Date"). No Party shall be required to proceed with the Closing if as of July 31, 2003, the Management Agreement (as defined in Section 5.15) has not been executed.

     3.2 Seller's Obligations at Closing. At the Closing, Seller will deliver to Buyer the following:

          3.2.1 Bill of Sale. An executed Bill of Sale in the form attached hereto as Exhibit E (the "Bill of Sale"), conveying to Buyer legal title, and the respective rights, title and interests of Seller in and to the Acquired Assets, free and clear of all liens, claims, charges and encumbrances, except as otherwise provided in this Agreement.

          3.2.2 Possession of Acquired Assets. Simultaneously with delivery of the Bill of Sale, Seller will take such steps as may be necessary to put Buyer in possession and operating control of the Acquired Assets and the Business.



                                3


          3.2.3 Consents, Assignments, Waivers. Executed assignments of all permits and agreements which are to be transferred, releases of all liens, encumbrances and security interests in respect of the Acquired Assets that are to be obtained at or prior to the Closing, and all third-party and governmental consents obtained by Seller in connection with the transfer of the Acquired Assets.

          3.2.4     Assignment and Assumption of Obligations and Liabilities.
An executed Assignment and Assumption of Obligations and Liabilities in the form attached hereto as Exhibit F (the "Assumption Agreement"), pursuant to which Seller will assign to Buyer, and Buyer will assume, the Assumed Obligations and Liabilities.

          3.2.5 Intellectual Property Assignments. Executed assignments of rights to Intellectual Property in a form acceptable to Buyer and its counsel.

          3.2.6 Resolutions. A copy of resolutions of the Seller's Board of Directors and shareholders, certified by Seller's corporate secretary, approving this Agreement and the transactions contemplated hereby, and authorizing the execution, delivery and performance by Seller of this Agreement and the other documents referred to herein that are to be executed by Seller.

          3.2.7 Seller Certificate. A certificate of Seller, executed by an executive officer of Seller, certifying: (i) as to the accuracy of Seller's representations and warranties at and as of the Closing, as referenced in
Section 4.3.1 below; (ii) that Seller has performed or complied with all of the covenants, agreements, terms and conditions to be performed or complied with by Seller at or prior to the Closing as provided herein, as referenced in Section
4.3.3 below; and (iii) no event or condition has occurred as would have a material adverse effect on the Business or the Acquired Assets, taken as a whole (a "Material Adverse Effect on the Business").

          3.2.8 Evidence of Removal of Liens. Evidence that all liens and encumbrances on the Acquired Assets that are to be removed as of the Closing as provided in Section 4.3.4 below, are or will be timely removed.

          3.2.9 Other Items. Such other certificates, documents, endorsements and instruments as: (i) may be necessary to vest in Buyer the respective rights, title and interests of Seller in and to the Acquired Assets, free and clear of all liens, claims, charges and encumbrances (except as otherwise provided in this Agreement); (ii) may be necessary to allow Buyer to assume and receive the benefit of all Assumed Agreements; or (iii) Buyer or its counsel may reasonably request, consistent with the terms of this Agreement.

     3.3 Obligations of Buyer at the Closing. At the Closing, Buyer shall deliver to Seller the following:

          3.3.1 Cash Payment. Buyer will deliver to Seller the cash payment referenced in Section 2.1.2 above.



                                4

          3.3.2 Assumption Agreement. Buyer will deliver to Seller a counterpart of the Assumption Agreement executed by Buyer.

          3.3.3 Resolutions. Buyer will deliver to Seller copies of resolutions of the Board of Directors of Buyer, authorizing the execution, delivery and performance of this Agreement, the the Agreement Assignments and the other documents referred to herein to be executed by Buyer, certified by an officer of Buyer.

          3.3.4 Officer Certificate. Buyer will deliver to Seller a certificate executed by an executive officer of Buyer, certifying: (i) as to the accuracy of Buyer's representations and warranties at and as of the Closing, as referenced in Section 4.2.1 below; and (ii) that such entity has complied with all of the covenants, agreements and conditions to be performed or complied with at or prior to the Closing, as referenced in Section 4.2.3 below.

          3.3.5 Other Items. Buyer will deliver to Seller such other certificates, documents, endorsements and instruments as may be necessary or reasonably requested by Seller to document and establish the assumption by Buyer of the Assumed Obligations and Liabilities.


                                   Article IV
                              Conditions to Closing


     4.1. Conditions To Each Party's Obligations. The respective obligations of each Party to proceed with the Closing will be subject to the fulfillment (or waiver by the Parties) at or prior to the Closing Date of the following conditions:

          4.1.1 Seller Shareholder Vote. The Seller Shareholder Vote (as defined in Section 5.5 below) shall have been obtained, and no shareholder of Seller shall have threatened or commenced any action to prevent or restrict transactions contemplated by this Agreement.

          4.1.2 No Restraints or Litigation. No action, suit or proceeding instituted by any governmental entity will be pending and no statute, rule, regulation, order, decree, judgment or injunction will be in effect which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated by this Agreement. There shall be no lawsuits or proceedings pending or, to the best knowledge of either of the Parties, threatened, against either of them, nor shall either of the Parties have received any written or oral notice of any such action, suit, proceeding or investigation, which might materially restrict or adversely affect the operation of the Business or the transactions contemplated by this Agreement.

          4.1.3 Authorizations and Consents. The Parties shall have received all authorizations, consents and approvals of governmental authorities and agencies required to carry out the transactions contemplated hereby.

     4.2 Conditions to the Obligations of Seller. The obligation of Seller to proceed with the Closing is subject to the satisfaction at or prior to the Closing of the following conditions (any or all of which may be waived by Seller):


                                5


          4.2.1 Representations and Warranties of Buyer. The representations and warranties of Buyer as set forth in Section 6.2 below shall be true and accurate in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if they had been made at the Closing Date, and Seller shall have received a certificate to such effect executed by an officer of Buyer.

          4.2.2 Performance of Covenants by Buyer. Buyer shall have performed and complied in all material respects with all of its covenants contained in this Agreement required to be performed by it at or prior to the Closing, and Seller will have received a certificate to such effect signed by an officer of Buyer.

          4.2.3 Approval of Actions and Documents. All actions to be taken by Buyer in connection with the consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Seller.

     4.3 Conditions to Obligations of Buyer. The obligations of Buyer to proceed with its obligations at the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived by Buyer:

          4.3.1 Representations and Warranties of Seller. The representations and warranties of Seller as set forth in Section 6.1 below shall be true and accurate in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if they had been made at the Closing Date, and Buyer shall have received a certificate to such effect executed by an officer of Seller.

          4.3.2 Performance of Seller Covenants. Seller shall have performed and complied in all material respects with all of its covenants contained in this Agreement required to be performed by it at or prior to the Closing, and Buyer shall have received a certificate to such effect signed by an officer of Seller.

          4.3.3 Removal of Liens. All liens and encumbrances on the Acquired Assets shall have been removed, except for liens relating to Assumed Obligations and Liabilities.

          4.3.4 Approval of Actions and Documents. All actions to be taken by Seller in connection with the consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Buyer.

          4.3.5 Absence of Material Adverse Effect. No event shall have occurred since the Agreement Date as would have a Material Adverse Effect on the Business, and Seller's base of customers purchasing Seller's products or services on a continuing basis shall not have been reduced by more than 15% from the number of such customers existing as of the Agreement Date.



                                6


     4.4 Satisfaction of Conditions on Execution of Management Agreement. Upon the execution of the Management Agreement as set forth in Section 5.15 below, all conditions to the Closing as set forth in Sections 4.1, 4.2 and 4.3 above shall be deemed to have been satisfied or waived, except for the receipt of the Seller Shareholder Vote as referenced in Section 4.1.1 above.


                                    Article V
                Covenants, Obligations and Rights of the Parties


     5.1 Conduct of Business Pending the Closing. From the Agreement Date and until the earliest of (i) the Closing Date, (ii) the termination of this Agreement, or (iii) the execution of the Management Agreement, Seller will continue to conduct the Business as currently conducted. During such period, Seller will conduct the Business in accordance with the following requirements.

          5.1.1 No Transactions Outside Ordinary Course. Seller will not engage in any practice, or take any action or enter into any transaction outside the ordinary course of business, without the prior written consent of Buyer.

          5.1.2 Maintain Current Relationships. Seller will use its best efforts to maintain its Business, licenses and operations, and relationships with its employees, distributors, associates, suppliers, licensors, licensees and customers in accordance with past custom and practice.

     5.2 Notification of Changes by Seller. Seller will promptly advise Buyer in writing of any of the following occurring subsequent to the Agreement Date and prior to the Closing Date or earlier termination of this Agreement:

          5.2.1 Breach of Representations and Warranties. Any event that would render any representation or warranty of Seller contained in Section 6.1 of this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect.

          5.2.2 Violation of Covenants Regarding Conduct of Business. Any event contrary to the requirements of Section 5.1 above, or the other covenants made by Seller in Article V of this Agreement.

          5.2.3 Governmental and Third Party Actions. Any governmental or third party complaints, investigations, litigation or hearings (or communications indicating that any may be contemplated) relating to the Business or the Acquired Assets or Assumed Obligations and Liabilities.

          5.2.4 Material Deterioration of Relationships. Any material deterioration in Seller's relationship with any customers, suppliers, distributors, associates or key employees.



                                7

          5.2.5 Breach of Agreements. Any breach by Seller of any agreement, covenant or warranty hereunder, or of any material contract or agreement to which Seller is a party.

          5.2.6 Material Adverse Effects. Any condition or event which would have a Material Adverse Effect on the Business.

     5.3 Notification of Changes by Buyer. Buyer will promptly advise Seller in writing of any of the following occurring subsequent to the Agreement Date and prior to the Closing Date or earlier termination of this Agreement:

          5.3.1 Breach of Representations and Warranties. Any event that would render any representation or warranty of Buyer contained in Section 6.2 of this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect.

          5.3.2 Violation of Covenants. Any event contrary to the covenants made by Buyer in Article V of this Agreement.

          5.3.3 Material Adverse Effects. Any condition or event which would have a material adverse effect on, or prevent Buyer from performing its obligations under, this Agreement or any other agreement hereunder to which it is a Party.

     5.4 Best Efforts to Satisfy Conditions. Each Party hereto will use its reasonable best efforts to satisfy, or to cause the satisfaction, of those conditions to the Closing which are within its control, or which it can reasonably influence.

     5.5 Seller Shareholder Approval. Seller will call a meeting of the Seller's shareholders (the "Seller Shareholder Meeting"), to be held as promptly as reasonably practicable, to submit this Agreement and the transactions contemplated hereby for the consideration and approval of the Seller's shareholders. Seller will use its reasonable best efforts to secure the approval of this Agreement and the transactions contemplated hereby by the vote of its shareholders as provided in this Section 5.5. For purposes of the Seller Shareholder Meeting, a quorum will be deemed to be present and the meeting may proceed and a vote of the shareholders taken if there are represented in person or by proxy at the meeting a majority of the issued and outstanding shares of Seller eligible to vote at the meeting. If a quorum is present, the approval of this Agreement and the transactions contemplated hereby will be effective upon receipt of the affirmative vote of a majority of the issued and outstanding shares of Sellers' Common Stock. Such specified vote approving this Agreement and the contemplated transactions is referred to herein as the "Seller Shareholder Vote." The proxy statement relating to the Seller Shareholder Meeting will include a statement to the effect that Seller's Board of Directors has recommended that Seller's shareholders approve this Agreement and the transactions contemplated hereby. Such meeting will be called, held and conducted, and any proxies will be solicited, in compliance with applicable law. Subject to the fiduciary obligations of Seller's directors, Seller's Board of Directors will not take any action to revoke, modify, invalidate or withdraw the Seller Shareholder Vote.



                                8


     5.6 Seller Shareholder Voting Agreements. Concurrently with the execution of this Agreement, shareholders of Seller holding a majority of the outstanding shares of Seller's Common Stock will sign and deliver to Buyer a Voting Agreement in the form of Exhibit G attached hereto (the "Seller Voting Agreement"), pursuant to which such shareholders will agree to approve the execution, delivery and performance of this Agreement and the transactions contemplated thereby.

     5.7 Employees. Promptly after the Closing, Buyer shall extend to all employees of Seller except those identified in Exhibit H attached hereto offers of employment with Buyer, for such compensation and upon such terms and conditions as Buyer may determine to be appropriate.

     5.8 Cooperation. Subject to compliance with applicable law, from the Agreement Date until the Closing Date, the Parties hereto will confer with each other on a regular and frequent basis to report operational matters of materiality and the general status of ongoing operations of the Business.

     5.9 Access to Information. Seller will allow Buyer and Buyer's agents reasonable access to the files, books, records, technology and offices of Seller including, without limitation, any and all information relating to the Acquired Assets, the Assumed Obligations and Liabilities and the Business. Seller will cause its accountants to cooperate with Buyer and Buyer's agents in making available all financial information reasonably requested by them. Buyer shall have the right to inspect at all reasonable times during business hours all of the Acquired Assets.

     5.10 Additional Actions. Subject to the terms and conditions of this Agreement, each of the Parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or to remove any impediments or delays, to consummate and make effective the transactions contemplated by this Agreement, subject, however, to the Seller Shareholder Vote.

     5.11 Further Assurances. Each Party hereto agrees to use all reasonable efforts to obtain all consents and approvals and to do all other things necessary for the consummation of the transactions contemplated by this Agreement. The Parties agree to take such further action to deliver or cause to be delivered to each other at the Closing and at such other times thereafter as is reasonably agreed by such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and agreements and transactions contemplated hereby and thereby. The Parties will afford each other access to all information, documents, records and personnel who may be necessary for any Party to comply with laws or regulations (including without limitation the filing and payment of taxes and handling tax audits), to fulfill its obligations with respect to indemnification hereunder or to defend itself against suits or claims of others.

     5.12 Publicity. Neither of the Parties will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party hereto, except as may be required by applicable securities laws or rules or other legal requirement. In the event of a required disclosure without the other Party's prior consent, the disclosing Party will use reasonable efforts to provide a copy of the required disclosure to the other Party in advance of the disclosure, and will give due consideration to such comments as such other Party may have, prior to such disclosure.


                                9


     5.13 Confidentiality and Noncompetition.

          5.13.1 Existing Agreements. The Parties may have previously entered into or may in the future enter into one or more agreements obligating one or both of the Parties to maintain as confidential certain information disclosed by or received from a Party. The obligations of confidentiality and other provisions set forth in any such confidentiality agreements shall be in addition to, and shall not restrict or be restricted by, the confidentiality provisions of this Agreement. The confidentiality provisions of this Agreement shall in no way relieve the parties from any obligations arising under, or modify, such other confidentiality agreements.

          5.13.2 Duty of Seller to Maintain Confidentiality. Seller has confidential and proprietary information relating to the Business, including information described in the definition of Intellectual Property, which will become property of Buyer upon the Closing. Seller acknowledges that such information is essential to the continued success of the Business and achievement of the value of the Acquired Assets, and will be of importance to the business activities and plans of Buyer after the Closing. Seller further acknowledges that the unauthorized disclosure of such confidential information to others or the unauthorized use of such information by others would cause substantial loss and harm to Buyer. Accordingly, Seller agrees that from and after the Closing it will not use or disclose any of such confidential information, except as may be required by law or by any listing agreement with a national securities exchange, and will require its executive officers to likewise refrain from any unauthorized use or disclosure of any such confidential information.

          5.13.3 Duty of Buyer to Maintain Confidentiality. Buyer has obtained, and prior to the Closing will obtain, access to information that is confidential and proprietary to Seller. Prior to the Closing, Buyer will not use such information for any purpose other than to evaluate whether to proceed with the Closing, to prepare to conduct the Business upon the Closing, and to carry out its obligations under the Management Agreement. In the event the Closing does not occur as contemplated herein, then upon the termination of this Agreement Buyer will return to Seller all confidential and proprietary information of Seller, and will refrain from using or disseminating any such information which has not entered the public domain, through no fault of Buyer.

          5.13.4 Seller Agreement Not to Compete. Seller agrees that for a period of one year from and after the Closing Date, and thereafter until the earlier of (i) the fifth anniversary of the Closing Date, (ii) such date as the license agreement previously entered into between Seller and Buyer has been terminated, or (iii) such date as Buyer has failed to sell any products for which a royalty would be payable to Seller under the license agreement previously entered into between Buyer and Seller for a period of three consecutive quarters, Seller will refrain from contacting any of the healthcare organizations that were customers of Seller prior to the Closing for the purpose of soliciting orders or establishing relationships for any business enterprise that competes with the Business in the marketing of healthcare information management systems. In the event that a court of competent jurisdiction determines that the foregoing covenant is unenforceable because of its duration, it shall be shortened to a period of two years following the Closing Date, or such shorter date as such court may determine to be the maximum period for which such covenant would be enforceable.



                                10

          5.13.5 Remedy and Right to Injunction. The Parties agree that damages in the event of a breach of this Section 5.13 would be difficult if not impossible to ascertain, and it is therefore agreed that a Party, in addition to and without limiting any other remedy or right it may have, shall be entitled, as a matter of course, and without being required to post a bond, to obtain an injunction from any court of competent jurisdiction restraining any further such violation, as well as to recover from the breaching Party any and all costs and expenses sustained or incurred by the Party in obtaining such an injunction and recovery, including without limitation reasonable attorneys' fees and disbursements. Each Party's right to obtain an injunction (and to recover such costs and expenses) shall be cumulative and in addition to any other rights and remedies to which such Party may be entitled, including the right to recover damages.

     5.14 Expenses. Whether or not the Closing occurs as contemplated herein, the Parties agree that each Party will be responsible for its own fees, costs and expenses incurred by such Party with respect to the negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including without limitation, legal, accounting, consulting and advisory fees and expenses incurred in due diligence activities.

     5.15 Management Agreement; Escrow of Funds. At any time following the Agreement Date, when the Parties may mutually determine to be appropriate, the Parties will execute a Transition Management Services Agreement in the form attached hereto as Exhibit I (the "Management Agreement") and the Buyer will thereafter assume the management responsibilities for the Business as provided for therein. Concurrently with the execution of the Management Agreement, Buyer will deposit into an escrow account, on terms reasonably approved by Seller, $________ of the Purchase Price referenced in Section 2.1.2 above, to be released to Seller at the Closing, or returned to Buyer if this Agreement is terminated prior to Closing. Upon execution of the Management Agreement, Buyer may hire employees of Seller as contemplated herein and undertake to relocate the facilities to be utilized by the Business, with the terms and location thereof to be subject to Seller's prior written consent, which will not be unreasonably withheld.

     5.16 Payment of Obligations; Rights to Offset. If Buyer is asked to pay any of Seller's obligations which are retained by Seller and not assumed by Buyer hereunder, then if Buyer gives Seller written notice of such outstanding obligation, and of the request or demand made on Buyer to pay such obligation, then if Seller fails to pay such obligation within thirty days following the receipt of such notice, Buyer may, but shall not be required to, pay such obligation. In the event Buyer makes any such payment of an obligation of Seller, then Buyer shall have the right, in addition to any other remedies it may have against Buyer, to offset from any sums otherwise payable to Buyer, whether pursuant to this Agreement or otherwise, the amount of such payment.


     5.17 Covenants Regarding Seller Products. During the Payment Period, Buyer will not reduce the initial license fees charged with respect to Seller Products as to which payments are to be made to Seller as provided in Section 2.1.4 above, without the prior written consent of Seller. Furthermore, Seller shall



                                11


have the right, at any time during the Payment Period and for a period of 90 days thereafter, during normal business hours and on at least three days prior notice, and in no event more frequently than once in each twelve month period, to inspect and audit Buyer's books and records with respect to sales and licenses of Seller Products within the Payment Period (provided that Buyer shall not be required to maintain records for any period for more than three years) and the License Payments applicable thereto. In the event any such inspection or audit reflects that Buyer has not paid all required License Payments, Buyer will promptly pay the deficiency to Seller upon written notice thereof from Seller. If any such audit or inspection indicates that Buyer has underpaid by more than 3% any required License Payments, Buyer will pay Seller's reasonable costs and expenses associated with such audit or inspection. Seller may conduct any inspection or audit as referenced above through any officer or employee of Seller, or through a certified public accountant hired or engaged by Seller (but not a person hired on a contingent fee arrangement, whereby the fee is based on the discrepancies uncovered).

     5.18 Covenant Regarding Sharp Rees Stealy Corporation. Notwithstanding any other provisions in this Agreement, the Parties hereto covenant and agree that if, at any time during the term of the Management Agreement or within one year following the Closing, Buyer enters into an agreement with Sharp Rees Stealy Corporation ("SRS") with respect to the provision of services or products, and SRS asserts a right to reduce the amount payable with respect thereto (or to demand a refund of amounts previously paid to Seller) as a result of funds previously paid to Seller with respect to similar products or services, then the Parties agree to share equally in the liability relating thereto, up to a maximum amount of $25,000 to be assumed by each Party (i.e., to the extent Buyer is required to accept a lesser payment than that originally established with SRS as a result of a claim as referenced above, Seller will pay to Buyer an amount equal to one-half of such claim, up to a maximum payment by Seller of $25,000), and either Party shall have the right to contest any such claim made by SRS. The Parties understand and acknowledge that the foregoing arrangement is applicable only if Buyer does future business with SRS. Buyer is not otherwise assuming any responsibility for any outstanding obligations owed by Seller to SRS, nor is Buyer assuming any warranty or responsibility with respect to products or services previously provided by Seller to SRS.


                                   Article VI
                         Representations and Warranties


     6.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that each of the following statements is true and correct:

          6.1.1     Organization; Good Standing; Qualification.

               Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on the Business as now being conducted.


          6.1.2     Authorization and Validity.

               (a) Corporate Power and Authority. Seller has the full corporate power and authority to enter into and perform its obligations under this Agreement, and all other agreements and instruments contemplated hereby to



                                12


which Seller is or is intended to be a party (the "Seller Ancillary Agreements"), subject to receipt of the Seller Shareholder Vote. The execution, delivery and performance by Seller of this Agreement and the Seller Ancillary Agreements have been duly and validly approved and authorized by Seller's Board of Directors, and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or the Seller Ancillary Agreements or to consummate the transactions contemplated hereby or thereby, other than the receipt of the Seller Shareholder Vote. The Seller's Board of Directors has determined the transactions contemplated by this Agreement to be in the best interests of Seller and its shareholders, and will recommend that its shareholders approve the Agreement and the transactions contemplated hereby.

               (b) Validity. This Agreement has been, and each of the Seller Ancillary Agreements is, or upon execution will be, duly and validly executed and delivered by Seller and, assuming the due authorization, execution and delivery hereof and thereof by the other Party hereto and any other parties thereto, constitutes, or upon execution will constitute, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, (i) subject to receipt of the Seller Shareholder Vote and (ii) except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity (the "Enforceability Exceptions").

          6.1.3 No Conflict. Neither the execution, delivery and performance of this Agreement or the Seller Ancillary Agreements, nor the consummation of the transactions contemplated hereby or thereby nor compliance with the provisions hereof or thereof will conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Seller or the Seller Subsidiaries, under any term, condition or provision of (i) their articles or certificate of incorporation or bylaws, or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, license or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or any Seller Subsidiary or any of their properties or assets, except for such violations, breaches, defaults, or rights of termination, cancellation or acceleration, or losses as to which requisite waivers or consents have been obtained.

          6.1.4 Representations Regarding Acquired Assets. Except as otherwise specifically provided herein, the Acquired Assets include all of the assets required for, or utilized by Seller in, the operation of the Business.
At the Closing, the Acquired Assets will be transferred to Buyer free and clear of all liens, claims and encumbrances, except as otherwise specifically provided herein. Except as otherwise specifically provided herein, the Acquired Assets are being sold "As Is, Where Is."

          6.1.5 Disclosure. Seller has delivered to Buyer a disclosure package consisting of copies of each report filed by Seller with the Securities and Exchange Commission ("SEC") within the three year period prior to the Agreement Date (collectively, the "Seller Disclosure Package"). As of their respective filing dates, and except as otherwise disclosed by Seller to Buyer in writing, the information provided in the documents filed by Seller with the SEC and included in the Seller Disclosure Package did not, insofar as it related to the Business or the Acquired Assets, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading in any material respect as of such dates.



                                13

          6.1.6     Status of Seller Intellectual Property Rights.

               (a) Seller owns or is licensed or is otherwise entitled to exercise, all rights to all patents, trademarks, tradenames, service marks, copyrights, trade secrets and other intellectual property rights, and any applications or registrations therefore, and all inventions, computer software programs, technology, know-how, and documentation currently used in the Business as conducted by Seller, without any conflict with or infringement of the rights of others.

               (b) Exhibit J attached hereto lists: (i) all copyrights, patents, patent applications, trademarks, service marks, trade names, and other company, product or service identifiers owned by or licensed to Seller ("Seller's Intellectual Property Rights"); (ii) all licenses, sublicenses and other agreements to which Seller is a party and pursuant to which any other party is authorized to use, or exercise any of Seller's Intellectual Property Rights; and (iii) all parties to whom Seller has delivered copies of source code relating to any of the software programs developed by Seller and utilized in any of the products or services offered in the Business, whether pursuant to an escrow arrangement or otherwise, or parties who have the right to receive such source code (including conditional recipients under an escrow agreement).
Seller has delivered to Buyer copies of all licenses, sublicenses and other arrangements identified in clause (iii) above.

               (c) Except as otherwise set forth in Exhibit J, Seller is the owner or exclusive licensee of, with all right, title and interest in and to (free and clear of any liens, encumbrances or security interests), the Seller's Intellectual Property Rights and has the exclusive rights to use, sell, license, assign, transfer, convey or dispose thereof or the products, programs, processes and materials covered thereby.

          6.1.7 Absence of Certain Changes or Events. Seller is not aware of any event or occurrence relating to the Acquired Assets or Business, or Seller's relationships with its distributors, associates, vendors, customers or governmental agencies, or the violation of any covenant or agreement that is likely to have a Material Adverse Effect on the Business that has not been disclosed to Buyer.

          6.1.8 Fees and Expenses. Neither Seller nor any of the Seller Subsidiaries has paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

     6.2 Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that each of the following representations, warranties and statements is true and correct:



                                14

          6.2.1 Organization; Good Standing; Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          6.2.2 Corporate Power and Authority. Buyer has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all other agreements and instruments contemplated hereby to which such entity is or is intended to be a party (the "Buyer Ancillary Agreements"). The execution, delivery and performance by Buyer of this Agreement and the Buyer Ancillary Agreements have been duly and validly approved and authorized by all necessary corporate action on the part of the Buyer's Board of Directors, and no other corporate proceedings on the part of Buyer is necessary to authorize this Agreement and the Buyer Ancillary Agreements or to consummate the transactions contemplated hereby or thereby.

          6.2.3 Validity. This Agreement and each of the Buyer Ancillary Agreements are, or upon execution will be, duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof and thereof by Seller, constitute, or upon execution will constitute, valid and binding obligations of Buyer, enforceable against such Parties in accordance with their respective terms, except for the Enforceability Exceptions.

          6.2.4 No Conflict. Neither the execution, delivery and performance of this Agreement, nor the Buyer Ancillary Agreements, nor the consummation of the transactions contemplated hereby or thereby nor compliance with the provisions hereof or thereof will conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Acquired Assets, under any term, condition or provision of (i) their articles of incorporation or bylaws, or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or the Acquired Assets, as the case may be.

          6.2.5 Government Consents. No consent, approval, order or authorization of or registration, designation, declaration or filing with, any governmental entity is required to be obtained by Buyer in connection with the execution, delivery and performance of this Agreement, the Buyer Ancillary Agreements, or the consummation of the transactions contemplated hereby or thereby, except for such filings, authorizations, orders and approvals which, if not obtained or made, would not (A) materially impair the ability of Buyer to perform its obligations under this Agreement or any Buyer Ancillary Agreement or
(B) prevent the consummation of any of the transactions contemplated by this Agreement.

          6.2.6 Fees and Expenses. Buyer has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

          6.2.7 Due Diligence. Buyer has completed its due diligence review of the Business and the Acquired Assets, and is satisfied with the results thereof.


                                15


                                   Article VII
                            Termination of Agreement


     7.1 Termination. This Agreement may be terminated at any time prior to the Closing as set forth below:

          7.1.1 Mutual Agreement. This Agreement may be terminated at any time prior to the Closing by the mutual written agreement of the Parties hereto.

          7.1.2 For Failure of Closing. This Agreement may be terminated by either Party hereto if by July 31, 2003, the parties have not executed the Management Agreement, or (ii) the Seller Shareholder Vote is not obtained at the Seller Shareholder Meeting, provided that the right to terminate this Agreement under this Section 7.1.2 shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing (or execution of the Management Agreement) to occur on or before the applicable date.

          7.1.3 For Failure of Conditions. Either Party may terminate this Agreement by giving written notice of termination to the other Party, if prior to the Closing such other Party has breached any of its material representations, warranties, or covenants contained in this Agreement in any material respect, and the breach, if curable, has continued without cure for a period of fifteen (15) business days following the date of receipt of the termination notice by the breaching Party.

     7.2 Effect of Termination. If this Agreement is terminated as provided above, all rights and obligations of the Parties hereunder shall terminate without liability of either Party to the other Party; provided, however, that nothing herein will relieve either Party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination.


                                  Article VIII
                                 Indemnification


     8.1 Indemnification. Each Party (as an "Indemnifying Party") agrees to defend, indemnify and hold harmless other Party (as an "Indemnified Party"), and each of the Indemnified Party's shareholders, affiliates, officers, directors, employees, agents, successors and assigns (an Indemnified Party and such related persons being referred to herein as the "Indemnified Persons") for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively "Losses"), directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Indemnifying Party pursuant to this Agreement.

     8.2 Indemnification Procedures. An Indemnified Person shall promptly notify an Indemnifying Party of any claim, demand, action or proceeding for which indemnification will be sought under Section 8.1 above and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding, the Indemnifying Party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the Indemnified Party. The Indemnified Persons shall have the right to participate, at their own expense, with respect to any such third party claim, demand, action or proceeding. In connection with any such third party claim, demand, action or proceeding, the Indemnifying Party and Indemnified Persons shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party claim, demand, action or proceeding shall be settled without the prior written consent of the Indemnified Persons. If a firm written offer is made to settle any such third party claim, demand, action or proceeding and the Indemnifying Party proposes to accept such settlement and Indemnified Party refuses to consent to such settlement, then: (i) the Indemnifying Party shall be excused from, and the Indemnified Persons shall be solely responsible for, all further defense of such third party claim, demand, action or proceeding; and (ii) the maximum liability of the Indemnifying Party relating to such third party claim, demand, action or proceeding shall be the amount of the proposed settlement if the amount thereafter recovered from the Indemnified Persons on such third party claim, demand, action or proceeding is greater than the amount of the proposed settlement. Whether or not an Indemnifying Party shall have assumed the defense of any such third party claim, action, demand or proceeding, no Indemnified Person shall admit any liability with respect to, or settle, compromise or discharge, any such claim, demand, action or proceeding without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld. If Buyer is entitled to indemnification as provided herein, Buyer shall be entitled to deduct any Losses from any amount owing to Seller pursuant to this Agreement, or otherwise.



                                16

     8.3 Cooperation of the Parties. The Parties hereto shall cooperate with each other in the resolution of any claim or liability with respect to which an Indemnifying Party is obligated to indemnify any Indemnified Persons hereunder, including by making commercially reasonable efforts to mitigate or resolve any such claim or liability. In the event that an Indemnified Party shall fail to make such commercially reasonable efforts to mitigate or resolve any claim or liability, then notwithstanding anything else to the contrary herein, the Indemnifying Party shall not be required to indemnify any person for any losses that could reasonably be expected to have been avoided if the Indemnified Party had made such efforts.

     8.4 Exclusive Remedy. The Parties acknowledge and agree that, after the Closing their sole and exclusive remedy with respect to any and all claims relating to this Agreement and the transactions contemplated hereby (other than (i) for fraud, (ii) a failure to make payments required hereunder, or (iii) for a violation of Seller's covenant not to compete as set forth in Section 5.13.4 above), shall be pursuant to the indemnification provisions set forth in this
Article VIII. In furtherance of the foregoing, the Parties hereby waive, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action (other than causes of action arising from (i) fraud, (ii) a failure to make payments required hereunder, or (iii) for a violation of Seller's covenant not to compete as set forth in Section 5.13.4 above), any Indemnified Persons may have against an Indemnifying Party under or based upon any federal, state, local or other statute, law, ordinance, rule, regulation or otherwise (except pursuant to the indemnification provisions set forth in this Article VIII).



                                17

     8.5 Limitation and Termination of Indemnification Obligations. The indemnification obligations set forth in this Article VIII shall terminate on the date which is one year following the Closing; provided that such obligations shall not terminate (i) as to any item as to which the Indemnified Persons shall have, before the expiration of such one year period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) to the Indemnifying Party, or (ii) as to any claim relating to a breach of a covenant, which requires performance following the Closing Date.
All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing for a period of one year. All of the covenants of the Parties made herein and to be fulfilled following the Closing Date shall continue following the Closing Date, in accordance with their terms. No claim for indemnification shall be made by any Party under this Article VIII unless the amount of all such claims as to which such Party seeks indemnification exceeds $20,000, and no claims for indemnification shall be made against any Party in amounts exceeding $500,000.


                                   Article IX
                            Miscellaneous Provisions


     9.1 Governing Law, Jurisdiction and Venue. The internal laws of the State of Arizona (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the Parties hereto. In the event of any claim or dispute arising hereunder, the Parties consent to the exclusive jurisdiction and venue of the federal and state courts residing in Phoenix, Arizona.

     9.2 Assignment; Binding Upon Successors and Assigns. Neither Party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other Parties hereto. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

     9.3 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement will remain in full force and effect and the application of such provisions to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     9.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any Party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of each of the Parties reflected hereon as signatories.

     9.5 Amendment and Waivers. Any term or provision of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Parties. The waiver by a Party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may be amended by the Parties hereto any time before or after approval of the Seller's shareholders, but after such approval no amendment will be made which by applicable law requires the further approval of the Seller's shareholders without obtaining such further approval.


                                18


     9.6 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing Party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

     9.7 Notices. Any notice or other communications pursuant to this Agreement will be in writing and will be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the Parties at the following addresses (or at such other address for a Party as will be specified by like notice):

     (i)  If to Seller:

          Tenet Information Services, Inc.
          53 West 9000 South
          Sandy, Utah  84070
          Attn:  President
          Telecopier:  (801) 568-0906
          Telephone:  (801) 568-0899

     With a copy to:

          Snell & Wilmer LLP
          Gateway Tower West
          15 West South Temple, Suite 1200
          Salt Lake City, UT  84101
          Attention:  Chris Anderson
          Telecopier:  (801) 257-1800
          Telephone:  (801) 257-1900

     (ii) If to Buyer:

          ClinicalVentures, LLC
          3225 South Hardy Drive, Suite 101
          Tempe, Arizona  85282
          Attn:  President
          Telecopier:  (480) ___-____
          Telephone:  (308) ___-____

     With a copy to:

          The Cavanagh Law Firm
          1850 North Central Avenue, Suite 2400
          Phoenix, Arizona  85004-4527
          Attention:  K. Bellamy Brown
          Telecopier:  (602)  322-4100
          Telephone:  (602)  322-____



                                19

     All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the Party receiving such copy will have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized courier, on the business day following dispatch by overnight courier service (on the third business day following dispatch in the case of international deliveries), and (d) in the case of mailing, on the third business day following such mailing.

     9.8 Construction of Agreement. This Agreement has been negotiated by the respective Parties hereto and their attorneys and the language hereof will not be construed for or against either Party. A reference to a Section or an exhibit will mean a Section in, or exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

     9.9 Further Assurances. Each Party agrees to cooperate fully with each other Party and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by such other Party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     9.10 Absence of Third Party Beneficiary Rights. Except as otherwise specifically provided herein, no provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder or partner of any Party hereto or any other person or entity, and all provisions hereof will be personal solely between the Parties to this Agreement.

     9.11 Entire Agreement. This Agreement and the exhibits and schedules hereto constitute the entire understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the Parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.


     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.  SIGNATURES OF THE
                        PARTIES APPEAR ON THE NEXT PAGE.]



                                20


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Agreement Date.

"Seller"                             "Buyer"

Tenet Information Services, Inc.     ClinicalVentures, LLC


By:     /s/ Jerald L. Nelson         By:   /s/  Bruce A. Mortensen
Name:   Jerald L. Nelson             Name:   Bruce A. Mortensen
Title:     President                 Title:     President






                  [SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]






                                    EXHIBIT A

         Listing of Acquired Assets to be Transferred by Seller to Buyer

     The Acquired Assets to be transferred by Seller to Buyer at the Closing are to consist of all assets of Seller except for the Excluded Assets, and include, without limitation, the following:

1. EDNet patient tracking and information management system, including source code, copyrights, trademarks, product development and support related inventory, documentation, and software

2. ARCNet patient tracking and information management system, including source code, copyrights, trademarks, product development and support related inventory, documentation, and software

3.   Rightrs of Seller under IntelliChart Agreement with Delta Consulting

4.   The following accounts receivable:



Date       Num            Name               Memo                Due

EDNET Accounts
06/12/2003 0703-60   Cottonwood     EDNet Support for the     $   15,575.00
                     Hospital       period of July 1, 2003 to
                                    June 30, 2004
06/12/2003 0703-61   Daniel         EDNet Support for the         15,575.00
                     Freeman        period of July 1, 2003 to
                     Memorial       June 30, 2004
                     Hospital
05/01/2003 0503-22   El Centro      EDNet Support for the            520.00
                     Regional       period June 9, 2003 -
                     Medical        June 8, 2004 for
                     Center         discharge instruction
                                    module only
06/02/2003 0603-52   Pioneers       EDNet Support for the          2,500.00
                     Memorial       period June 16, 2003 to
                     Hospital       July 15, 2003
06/12/2003 0703-67   Sharp Rees     EDNet Support for the         15,575.00
                     Stealy         period of July 1, 2003 to
                     Corporation    June 30, 2004
05/14/2003 0503-23   Sparrow        EDNet Support for the         19,300.00
                     Hospital       period JUNE 1, 2003 TO
                                    MAY 31, 2004
06/12/2003 0703-64   St. Mary       EDNet Support for the         15,575.00
                     Medical        period of July 1, 2003 to
                     Center         June 30, 2004
06/12/2003 0703-66   Tri City       EDNet Support for the         10,383.36
                     Medical        period of July 1, 2003 to
                     Center         June 30, 2004
07/__/2003           Maricopa       Quarterly Maintenance          8,000.00
                     Medical                                   (estimated)
                     Center




                                A-1


5.   The following items:

Item             Description                          Quantity
Computers
Laptop           Micron Transport NX 400Mhz, 256MB          1
                 Ram
Laptop           Micron Transport NX 333Mhz, 256MB          1
                 Ram
Laptop           Micron Transport NX 266Mhz, 64MB           1
                 Ram
Desktop PC       Generic 1.8Ghz, 512MB, 20 & 13GB HD        1
                 & CD
Desktop PC       Generic 2.4Ghz, 512MB, 20GB HD & CD        1
Desktop PC       Generic 1.8Ghz, 512MB, 20GB HD & CD        1
Desktop PC       Generic 1.8Ghz, 512MB, 20GB HD, CD         1
                 & CDW
Desktop PC as    Generic 1.6Ghz, 1024MB, 3-60GB HD &        1
Server           2-8.5GB SCSI HD
Desktop PC as    Generic 400Mhz, 512MB, 20GB HD & CD        1
Server
Desktop PC as                                               1
Firewall
Desktop PC as    Bug Tracking                               1
Source Control
Software         As is, where is
installed on
above
Paradyne Modem                                              1
3Com Ethernet                                               1
Switch
Palm Hub         Ethernet                                   1

Printer
HP Laser 5L                                                 1

Miscellaneous
Compaq Ipaq                                                 1
H3835
Viewsonic                                                   1
Projector PJ875

Furniture
Desk             Light Maple 36X72                          1
Chair            Executive mid back w/wheels                2
Desk             Dark Brown 36X72                           1
Credenza         Dark Brown 18X66
Chair            Executive mid back w/wheels                1
Chair            Guest leg based                            2
Computer Tables                                             2
Desk             Light Maple 36X72                          1
Credenza         Light Maple 18X72                          1
Hutch            Light Maple                                1
Chair            Executive mid back w/wheels                1
Desk             Dark Dark Brown 30X66                      1
Fridge           Small                                      1
Chair            Executive mid back w/wheels                1
Desk             Light Maple 36X66                          1
Credenza         Light Maple 18X66                          1
Book Shelf       Dark Brown                                 1
Chair            Executive mid back w/wheels                1
Filling Cabinet                                             1




6. Of the workstations being used by employees contemplated being hired by Buyer, the flowing items currently being used as workplace equipment are the personal property of the individuals noted, and so will not be acquired by Buyer, and Buyer will have no rights with respect thereto:


                               A-2


..    Dell Latitude Pentium 4 Laptop Computer, docking station, monitor, and accessories (Peter Bowen)
..    IBM Desk Star 80 gigabyte hard drive (Aaron Mangum)
..    Microsoft Intellimouse optical wireless mouse (Aaron Mangum)
..    Keytronics keyboard (Aaron Mangum)
..    Viewsonic 17" VA 800 flat panel display (Clement J. Schlimgen)

7.   All records related to existing and prospective EDNet customers

      The Parties understand and acknowledge that Seller has previously sold to Delta Healthcare Consulting Group, Inc. ("Delta") the assets relating to the consulting services business previously conducted by Seller, pursuant to an Agreement for Sale and Purchase of Assets dated May 23, 2003 (the "Prior Sale Agreement"), a copy of which has been provided to Buyer. Accordingly, the Acquired Assets will not include any of the assets sold to Delta pursuant to the Prior Sale Agreement.


                                A-3


                                    EXHIBIT B
                           Listing of Excluded Assets


     The Excluded Assets to be retained by Seller after the Closing shall be the following items:

1. Those books and records that Section 1.4 of the Agreement provides are to be retained by Seller.

2. All amounts payable to Seller by Delta Healthcare Consulting Group, Inc. ("Delta") pursuant to that certain Agreement for Sale and Purchase of Assets dated May 23, 2003 (the "Prior Sale Agreement"), and all rights and interests in the Promissory Note and Security Agreement issued by Delta pursuant to the Prior Sale Agreement.

3. All amounts payable to Seller by Buyer pursuant to that certain License Agreement dated July 18, 2003 (the royalty payment obligations arising under the License Agreement will continue, although Buyer will, from and after the Closing, own all of Seller's underlying rights and interests with respect to the Licensed Software).

4.   All rights under the Prior Sale Agreement.

5.   All cash on hand at the Closing.

6.   The following accounts receivable and cash equivalents:

Date         Num          Name              Memo                 Due

EDNET Accounts
04/01/2003   0403-57   Maricopa   EDNet Upgrade 20%              6,000.00
                       Medical    balance due for SQL
                       Center     upgrade completed Friday
                                  3/4/03
04/07/2003   0403-70   Maricopa   Out of Pocket Expenses -       2,060.83
                       Medical    At Cost to Customer
                       Center
03/19/2003   0303-57   Childrens  Consulting Revenue, Out
                       Hospital   of Scope hours through 3-        875.00
                       of         19-03
                       Pittsburg
                       h
04/29/2003   0403-78   Childrens  Out of Pocket Expenses -       3,358.39
                       Hospital   At Cost to Customer
                       of
                       Pittsburg
                       h
04/29/2003   0403-79   Childrens  Consulting Revenue            16,475.00
                       Hospital   Professional Fees March
                       of         15, 2003 through April
                       Pittsburg  25, 2003
                       h
05/14/2003   0503-25   Childrens  Consulting Revenue -           2,501.25
                       Hospital   PROFESSIONAL FEES APRIL
                       of         26 - MAY 9, 2003
                       Pittsburg
                       h
06/01/2003   0503-28   Childrens  Consulting Revenue             1,013.25
                       Hospital   Professional Fees
                       of         5/15/03 to 5/23/03
                       Pittsburg
                       h
01/21/2003   0103-60   Texas      Dial/7twr                        400.00
                       Childrens
                       Hospital

                                B-1


01/29/2003   0103-76   Texas      Annual Software               16,100.00
                       Childrens  Maintenance & Support
                       Hospital   for IntelliChart
01/29/2003   0103-77   Texas      IntelliChart Project -         9,850.00
                       Childrens  Milestone Payment #8
                       Hospital
02/18/2003   0203-86   Texas      Diagnostic Imaging-fees        4,075.00
                       Childrens
                       Hospital
04/01/2003   0403-60   Texas      Staffing Study for             7,196.25
                       Childrens  Diagnostic Imaging
                       Hospital   Department
04/29/2003   0403-80   Texas      Consulting Revenue -          10,806.25
                       Childrens  DIAGNOSTIC IMAGING STUDY
                       Hospital
05/14/2003   0503-26   Texas      Consulting Revenue             2,294.00
                       Childrens  DIAGNOSTIC IMAGING STUDY
                       Hospital
05/14/2003   0503-27   Texas      Out of Pocket Expenses -         538.30
                       Childrens  At Cost to Customer -
                       Hospital   DIAGNOSTIC IMAGING
06/02/2003   0603-17   Texas      Out of Pocket Expenses -       1,107.43
                       Childrens  At Cost to Customer
                       Hospital
06/02/2003   0603-18   Texas      Consulting Revenue             1,910.40
                       Childrens  DIAGNOSTIC IMAGING STUDY
                       Hospital

7.   1 desk with secretary return and matching high-back executive chair

8.   2 utility tables currently located in Reception Area

9.   1 lateral legal sized file cabinet

10.  2 4-drawer letter sized file cabinets

11.  1 Panasonic KX-F1070 multi-function plain paper fax machine

12.  1 Xerox Phaser 860 DP printer

13.  Aurora 82ASB shredder

14.  Computer in Reception Area

15.  Refrigerator in Kitchen Area

16.  Trade show booth

17.  Binding machine

18. Respiratory Care Management System ("RCMS") information management system, including source code, copyrights, trademarks, product development and support related inventory, documentation, and software


                                B-2


                                    EXHIBIT C
                 Listing of Assumed Obligations and Liabilities
                            And Retained Liabilities


     A. At the Closing, Buyer will assume and become responsible for the payment and/or satisfaction of the following Assumed Obligations and
Liabilities:

Maintenance Support Contracts


 Last                                   Contract     Contract
 Invoice      Invoice                   Beginning    Ending              Contract
 Date         Number      Name          Date         Date                  Amount
 ---------------------------------------------------------------------------------
ANNUAL SUPPORT
 09/01/2001     0901-41   Alta View     10/1/2002    9/30/2003        $ 18,000.00
                          Hospital
 05/17/2002     0702-60   Cottonwood    7/1/2003     6/30/2004          15,575.00
                          Hospital
 05/17/2002     0702-61   Daniel        7/1/2003     6/30/2004          15,575.00
                          Freeman
                          Memorial
                          Hospital
 12/02/2002     1202-53   Eisenhower    1/1/2003     12/31/2003         24,200.00
                          Medical
                          Center
 05/17/2002     0702-68   El Centro     6/9/2003     6/8/2004              508.00
                          Regional
                          Medical
                          Center
 02/03/2003     0203-81   Huntington    3/17/2003    3/16/2004           5,917.00
                          Memorial
                          Hospital
 09/01/2001     0901-42   Mercy         10/1/2002    9/30/2003          17,356.00
                          Hospital &
                          Medical
                          Center
 02/03/2003     0203-80   Parkview      3/1/2003     2/28/2004          15,606.00
                          Memorial
                          Medical
                          Center
 02/03/2003     0203/83   Parkview      3/1/2003     2/28/2004          11,264.00
                          North
 08/27/2002     0802-19   Parkview      9/19/2002    9/18/2003           5,582.00
                          Noble
 05/17/2002     0702-67   Sharp Rees    7/1/2003     6/30/2004          15,575.00
                          Stealy
                          Corporation
 07/01/2002     0702-50   Sherman       8/1/2003     7/31/2004          13,000.00
                          Hospital
 04/01/2002     0402-54   Sparrow       6/1/2003     5/31/2004          19,300.00
                          Hospital
 05/17/2002     0702-64   St. Mary      7/1/2003     6/30/2004          15,575.00
                          Medical
                          Center
 02/03/2003     0203-84   Summit        3/12/2003    3/11/2004          19,767.00
                          Medical
                          Center
 05/17/2002     0702-66   Tri City      7/1/2003     6/30/2004          15,575.00
                          Medical
                          Center
 02/03/2003     0203-82   Whitley       3/17/2003    3/16/2004           5,917.00
                          Memorial
                          Hospital
 12/31/2002     1202-90   Sparrow                                       11,000.00
                          Hospital
                          (St. Law,
                          Mason)
 Monthly
 Support
 06/02/2003     0603-52   Pioneer       6/6/2003     7/15/2003           1,250.00
                          Memorial
Per patient visit support
 07/01/2003               Maricopa      1/1/2003     12/31/2003
                          Medical                                       33,000.00
                          Center                                      (estimated)
                          billed
                          quarterly,
                          Next
                          payment to
                          be billed
                          on
                          7/1/2003
                          after per-
                          patient
                          visit data
                          is
                          available
                          for 2Q 2003



     B. The Retained Liabilities that will be retained by Seller and not assumed by Buyer are the following (the following tables will be updated as of closing date):


Trade Debt
  Airborne Express                                          4.01
  American Express Centurion                           28,870.39
  Bank
  Beneficial Life Insurance                               120.00
  Bluewater Properties                                  3,809.41
  Computer Solutions, Inc                                 199.00
  Donald Ballash                                       29,467.85

  Emergency Nurses Association                             57.00
  Eric J. Nickerson                                     7,800.00
  First USA Bank, NA                                    3,298.66
  Hansen Barnett & Maxwell                              6,213.00
  Jerald L. Nelson                                      7,600.00
  Mount Olympus Waters                                     60.12
  Quality Warehouse Center                                100.00
  Qwest                                                   298.81
  Sandy City                                               14.36
  Snell & Wilmer LLP                                    1,493.57
  Tel America                                             305.36
  The Hartford Insurance Co                               487.59
  The Standard Insurance Co                               125.21

Other Obligations
  Accrued Payroll                                      12,113.00 to be paid
                                                                 at final
                                                                 payroll
  Accrued Vacations                                    10,614.00 assumes no
                                                                 vacations
                                                                 until
                                                                 7/31/2003
  Accrued Payroll - DWB                                 5,889.00
  Pension liability DWB                                12,254.50
  Accrued FICA Taxes                                    1,533.82 to be paid
                                                                 at final
                                                                 payroll
  Accrued Federal W/H Taxes                               857.00 to be paid
                                                                 at final
                                                                 payroll
  Accrued State W/H Taxes                               2,233.61 to be paid
                                                                 at final
                                                                 payroll
  Accrued State Unempl Tax                                100.51 to be paid
                                                                 at final
                                                                 payroll
  Accrued Federal Unemploy Tax                            563.34 to be paid
                                                                 at final
                                                                 payroll
  Flexible Spending Acct                               -3,268.11 needs
                                                                 investigation

  Sales & Excise Tax Payable                           19,288.42
  Int. Payable - Jerald Nelson                         10,648.95
  Robert Cihos                                          5,311.89
  AC Land & Services                                   11,371.37
  Note Payable - Jerald Nelson                         26,436.43


EDNet Installation Contracts

Project                           Percent      Approxima
                                 Complete             te
                                                Contract
                                                   Value
Sparrow SQL Upgrade &               90%           72,900
licenses

                                        C-3


                                EXHIBIT D
                        Allocation of Purchase Price

Generally, Buyer will allocate the Purchase Price as follows:

EdNet / ARCNet Software  $239,778.00
Accounts Receivable      $  85,166.00
Computer Equipment       $    4,134.00
Office Furniture         $    1,654.00
Customer List            $    8,268.00
                    __________

                    $339,000.00



                                D-1


                                EXHIBIT E

                                 FORM OF

                               BILL OF SALE


      In consideration of the Purchase Price, as defined in that certain Asset Purchase Agreement (the "Purchase Agreement") by and between Tenet Information Services, Inc., a Utah corporation ("Seller"), and ClinicalVentures Information Systems, Inc., a Delaware corporation ("Buyer"), dated as of July ___, 2003, Seller does hereby grant, bargain, transfer, sell, assign, convey and deliver to Buyer, all of Seller's right, title and interest in and to the Acquired Assets (the "Property") as defined in the Purchase
Agreement.

      Buyer hereby acknowledges that Seller is making no representation or warranty with respect to the Property being conveyed hereby except as specifically set forth in the Purchase Agreement. As set forth in the Purchase Agreement, Seller represents and warrants that the Acquired Assets (as defined in the Purchase Agreement) are being transferred to Buyer free and clear of all liens, claims and encumbrances, except as otherwise specifically provided in the Purchase Agreement. Seller for itself, its successors and assigns hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Buyer, Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the Property sold, conveyed, transferred and delivered by this Bill of Sale.

      This Bill of Sale may be executed in one or more counterparts (and by different parties or separate counterparts), each of which shall be deemed an original and all of which, when taken together, shall constitute one instrument. Telecopied counterpart signature pages will be conclusive evidence of execution.

      Executed at Salt Lake City, Utah, effective this _____ day of __________, 2003.

                              TENET INFORMATION SERVICES, INC.
                              a Utah corporation

                              By:____________________________

                              Name

                              Title:


ACCEPTED:


CLINICALVENTURES, LLC
a Delaware corporation

By:____________________________
Name
Title:


                                E-1

                             EXHIBIT F

                              FORM OF

              ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assumption") is made by Tenet Information Services, Inc., a Utah corporation ("Assignor"), in favor of ClinicalVentures, LLC, a Delaware corporation ("Assignee"). This Assumption is delivered pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") by and between Assignor and Assignee, dated as of July ___, 2003. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement.

                              RECITALS

     WHEREAS, under the Asset Purchase Agreement, Assignor agreed to sell to Assignee and Assignee agreed to purchase from Assignor contractual obligations of Assignor with respect to the Acquired
Assets.

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, Assignee agreed to assume contractual obligations of Assignor with respect to the Acquired
Assets.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Assignment and Assumption

          1.1 Assignor hereby assigns to Assignee, and Assignee hereby assumes and agrees, subject to the exclusions and limitations contained in the Asset Purchase Agreement, to perform, pay, or discharge the Assumed Obligations and Liabilities as defined in the Asset Purchase Agreement and set forth on Exhibit C of the Asset Purchase Agreement.

          1.2 Assignor is retaining the Retained Liabilities as defined and set forth on Exhibit C of the Asset Purchase
Agreement.

     2. Defenses and Claims. Nothing contained herein shall be deemed to deprive Assignee of any defenses, setoffs, or counterclaims which Assignor may have, had, or shall have with respect to any of the Assumed Obligations and Liabilities (the "Defenses and Claims"). Assignor hereby transfers, conveys and assigns to Assignee all Defenses and Claims.

     3. Asset Purchase Agreement. Assignee, by its execution of this Assumption, and Assignor, by its acceptance and consent to the form of this Assumption, each hereby acknowledged and agrees that: (a) the terms and provisions of the Asset Purchase Agreement shall apply to this Assumption, and the terms and conditions of this Assumption shall be construed consistently therewith, and (b) neither the representations and warranties nor the rights (including indemnification) and remedies of any party under the Asset Purchase Agreement shall be deemed to have been enlarged or altered in any way by the execution, acceptance and approval of this Assumption, and this Assumption shall not enlarge any rights or third parties under any of the Assumed Obligations and Liabilities.


                                F-1


     4. Applicable Law. This Assumption shall be governed by, and construed and interpreted in accordance with, the laws of the State of Arizona, without giving effect to the conflict of laws rules thereof

     5. Effective Date of Assumption. This Assumption shall be deemed effective for all purposes as of the Closing of the Asset
Purchase Agreement.

      IN WITNESS WHEREOF, Assignor and Assignee have caused this
Assumption to be executed by their duly authorized officers as of the day and year first above written.

                                          "ASSIGNOR"


                                        Tenet Information Services, Inc.,
                                        a Utah corporation


                                        By:____________________________
                                           Name
                                           Title:


                                           "ASSIGNEE"

                                        ClinicalVentures, LLC
                                        a Delaware corporation


                                        By:____________________________
                                           Name
                                           Title:


                                F-2



                             EXHIBIT G

                          VOTING AGREEMENT
                        REGARDING SHARES OF
                TENET INFORMATION SERVICES, INC.


     This Voting Agreement Regarding Shares of Tenet Information Services, Inc. (the "Voting Agreement") is made and entered into effective as of July ___, 2003 (the "Effective Date"), by and among ClinicalVentures, LLC, a Delaware corporation ("ClinicalVentures") and each of the undersigned shareholders (collectively, the "Shareholders" and individually a "Shareholder") of Tenet Information Services, Inc., a Utah corporation ("Tenet").

                               Recitals

     A. This Voting Agreement is entered into pursuant to that certain Asset Purchase Agreement dated as of July ___, 2003, as such may be amended (the "Acquisition Agreement"), entered into by and between ClinicalVentures and Tenet. The Acquisition Agreement provides, among other things, for the acquisition by ClinicalVentures of those assets of Tenet (the "Assets") relating to its EDNet and ARCNet businesses, as more specifically described in the Acquisition Agreement (the "Business"), in accordance with the terms and conditions set forth in the Acquisition Agreement (the "Acquisition").

     B. As a condition, inducement and incentive to ClinicalVentures's execution of the Acquisition Agreement, ClinicalVentures has required, and each of the undersigned Shareholders have agreed to, the execution of this Voting Agreement by each of the undersigned parties (who collectively hold a majority of all outstanding shares of Tenet's Common Stock).

                             Agreement

     NOW THEREFORE, the parties hereto hereby agree as follows:

      ARTICLE 1.   Voting of Tenet Securities
            1.1 Tenet Securities. Exhibit A hereto sets forth all shares of Tenet capital stock and any other securities of Tenet owned by each Shareholder, including all securities of Tenet as to which such Shareholder has sole or shared voting or investment power, and all rights, options and warrants to acquire shares or capital stock or other securities of Tenet granted to or held by such Shareholder (such shares of Tenet capital stock, rights, options and warrants to acquire shares of Tenet capital stock and other securities of Tenet are hereinafter collectively referred to as "Tenet Shares"). As used herein, the term "New Tenet Securities" means, collectively, any and all shares of Tenet capital stock, other securities of Tenet and rights, options and warrants to acquire shares of Tenet capital stock or other securities of Tenet that a Shareholder may acquire any interest in (whether of record or beneficially), on or after the Effective Date of this Voting Agreement and prior to the Expiration Date (as defined below). All New Tenet Securities will be subject to the terms of this Voting Agreement to the same extent and in the same manner as if they were Tenet Shares. The Tenet Shares and the New


                                G-1


Tenet Securities shall be collectively referred to herein as the "Tenet Securities." As used herein, the term "Expiration Date" means the earlier to occur of (i) the closing of the Acquisition; or (ii) such time as the Acquisition Agreement is terminated in accordance with its terms.

            1.2 Voting Agreement. Each Shareholder hereby agrees with ClinicalVentures that, prior to the Expiration Date at any meeting of the shareholders of Tenet, however called, and in any action by written consent of shareholders of Tenet, unless otherwise directed or authorized in writing by ClinicalVentures, such Shareholder will vote all of such Shareholder's Tenet Securities in favor of the Acquisition, the execution and delivery by Tenet of the Acquisition Agreement, and the adoption, ratification and approval of the terms thereof. Each Shareholder further agrees that prior to the Expiration Date, such Shareholder will not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 1.2.

            1.3 Proxy; Further Assurances.

                  (a) Contemporaneously with the execution of this Voting Agreement, each Shareholder shall deliver to ClinicalVentures a proxy in the form attached hereto as Exhibit B, which shall be irrevocable to the fullest extent permitted by law, with respect to the Tenet Securities (the "Proxy").

                  (b) Each Shareholder shall perform such further acts and execute such further documents and instructions as may reasonably be required to vest in ClinicalVentures the power to carry out and give effect to the provisions of this Voting Agreement.

          ARTICLE 2.   Waiver of Dissenters' Rights

          2.1 Waiver of Rights. Each Shareholder hereby waives any dissenters' rights that such Shareholder may have in connection with the Acquisition, whether provided in Part 13 of the Utah Revised Business Corporation Act, or otherwise.

          ARTICLE 3.   No Solicitation

          3.1 Non-Solicitation Agreement. Each Shareholder covenants and agrees with ClinicalVentures that, during the period commencing on the date of this Voting Agreement and ending on the Expiration Date, such Shareholder shall not, directly or indirectly: (i) solicit or initiate discussions or engage in negotiations with any person other than ClinicalVentures or take any action intended, designed or reasonably likely to facilitate the efforts of any person, other than ClinicalVentures or its affiliates, relating to the possible acquisition of the Assets or any material portion thereof ("Acquisition Proposal"), (ii) furnish any nonpublic information regarding Tenet to any person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; (iii) engage in discussions with any person with respect to any Acquisition Proposal; (iv) endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or other similar document or any contract contemplating or otherwise relating to any Acquisition Proposal. Each
Shareholder shall immediately cease any existing discussions with any persons other than ClinicalVentures that relate to any Acquisition Proposal.


                                G-2

      ARTICLE 4.   Obligations as a Director and/or Officer of
Tenet

          4.1 No Restriction on Performance of Obligations. If at any time prior to the Expiration Date a Shareholder or a representative of a Shareholder is a member of the Board of Directors of Tenet (a "Director") or an officer of Tenet, nothing in this Agreement shall limit or restrict any such Director or officer in acting in such person's capacity as a Director or officer, as the case may be, of Tenet and in the exercise of such person's fiduciary duties and responsibilities in such capacity, it being agreed and understood that this Agreement shall apply to such Shareholder solely in such Shareholder's capacity as a shareholder of Tenet and shall not apply to any Director's or officer's actions, judgments or decisions as a Director or officer of Tenet. Each Director and officer of Tenet shall be presumed to be acting in such person's capacity as a Director or officer, as the case may be, of Tenet absent clear and convincing evidence to the contrary.

      ARTICLE 5.   Representations, Warranties and Covenants of
Shareholders

            5.1 Representations, Warranties and Covenants of
Shareholders. Each Shareholder represents, warrants and covenants as follows:

                  (a) Authority. Such Shareholder has full power and authority to enter into, execute, deliver and perform
Shareholder's obligations under this Voting Agreement and to make the representations, warranties and covenants herein contained.

                  (b) Tenet Securities Owned. The Tenet Shares currently owned by such Shareholder are as set forth on Exhibit A attached hereto. All of the Tenet Securities owned by such Shareholder are, and at all times until and through the Expiration Date all of the Tenet Securities owned by Shareholder will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances.

                  (c) Transfers of Tenet Securities.  From the
Effective Date and through and including the Expiration Date, if such Shareholder sells, transfers, encumbers or otherwise disposes of any Tenet Securities, such Shareholder shall (i) provide written notice to ClinicalVentures, as provided herein, immediately prior to any such sale, transfer, encumbrance or other disposition, and
(ii) if requested by ClinicalVentures, require the purchaser or other transferee of any such securities to be bound by all of the terms and obligations of this Voting Agreement.

                  (d) Further Assurances. Such Shareholder agrees to execute and deliver any additional documents reasonably necessary or desirable, in the opinion of ClinicalVentures, to carry out the purposes and intent of this Voting Agreement.


                        ARTICLE 6.
                     Miscellaneous

            6.1 Notices. Any notice or other communication required or permitted to be given under this Voting Agreement will be in writing, will be delivered personally, by telecopier (with a hard copy also mailed), or by registered or certified mail, postage prepaid and will be deemed given upon delivery, if delivered personally, one business day after transmission by telecopier with confirmation of receipt, or three (3) days after deposit in the mails, if mailed, to the following addresses:


                                G-3

                  (i) If to ClinicalVentures:
                    ClinicalVentures, LLC
                    3225 South Hardy Drive, Suite 101
                    Tempe, Arizona  85282

                    Attention:  ____________

                    With a copy to:
                    ____________________
                    ____________________
                    ____________________


                  (ii) If to Tenet:
                    Tenet Information Services, Inc
                    53 West 9000 South
                    Salt Lake City, Utah  84070
                    Attention:  President

                    With a copy to:
                    P. Christian Anderson, Esq.
                    Snell & Wilmer, LLP
                    15 West South Temple, Suite 1200
                    Salt Lake City, Utah  84101

                  (iii) If to a Shareholder:
                    To the address for such Shareholder set forth on Exhibit A hereof,

or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 6.1.

            6.2 Termination. This Voting Agreement shall be terminated and shall be of no further force and effect upon the termination of the Acquisition Agreement pursuant to its terms.


                                G-4


            6.3 Counterparts. This Voting Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Voting Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all parties reflected hereon as signatories.

            6.4 Assignment; Binding Upon Successors and Assigns. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Voting Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            6.5 Waiver and Amendment. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Voting Agreement may be amended by the parties hereto upon the execution and delivery of a written agreement executed by the parties hereto.

            6.6 Governing Law. The internal laws of the State of Utah (irrespective of its choice of law principles) will govern the validity of this Voting Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

            6.7 Severability. If any term, provision, covenant or restriction of this Voting Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Voting Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated. The parties further agree to replace such invalid or unenforceable term with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

            6.8 Construction of Agreement. This Voting Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section will mean a
Section in this Voting Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Voting Agreement which will be considered as a whole.

            6.9 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Voting Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

            6.10 Specific Performance; Injunctive Relief. The parties hereto acknowledge that ClinicalVentures will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of any Shareholder set forth herein. Therefore it is agreed that, in addition to any other remedies that may be available to ClinicalVentures upon any such violation, ClinicalVentures shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to ClinicalVentures at law or in equity.



                                G-5

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first set forth above.

          ClinicalVentures:

          ClinicalVentures, LLC

          By:_______________________________
          Name:____________________________
          Title:_____________________________

          Shareholders:

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:_____________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________


                                G-6

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________

          Name:____________________________
          Signature__________________________
          Representative Capacity:______________



                                G-7


               EXHIBIT A to VOTING AGREEMENT

           LISTING OF SHAREHOLDERS AND SHARES HELD




                                G-8



                 EXHIBIT B to VOTING AGREEMENT

                       IRREVOCABLE PROXY


      The undersigned shareholder of Tenet Information Services, Inc., a Utah corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ClinicalVentures, LLC, a Delaware corporation ("ClinicalVentures"), and the President of ClinicalVentures, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof until such time as this Proxy terminates in accordance with its terms. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and during the term herein no subsequent proxies will be given with respect to any of the Shares.

      This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between ClinicalVentures, the Company and the undersigned (the "Voting Agreement"), and is granted in consideration of ClinicalVentures entering into the Asset Purchase Agreement, dated as of the date hereof, between ClinicalVentures and the Company (the "Acquisition Agreement"), which Acquisition Agreement contemplates the sale by the Company to ClinicalVentures of certain assets associated with the Company's EDNet and ARCNet businesses
(the "Assets"). Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Acquisition Agreement.

      The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Voting Agreement) at any meeting of the shareholders of the Company, however called, or in any action by written consent of shareholders of the Company, in favor of the Sale of the Assets to ClinicalVentures, the execution and delivery by the Company of the Acquisition Agreement, and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Acquisition Agreement and any action required in furtherance thereof.

      The undersigned shareholder may vote the Shares on all other matters. This Proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).


                                G-9

      Any obligation of the undersigned hereby shall be binding upon the heirs, successors and assigns of the undersigned
(including any transferee of any of the Shares).

      This Proxy shall terminate upon the Expiration Date.


      Dated:             , 2003         Name:

                                   Signature:
                                   Title:
                                   Number and Class of Shares of Company
                                   Capital Stock Held:



                                G-10



                             EXHIBIT H
                  Continuing Employees of Seller


The only Continuing Employees of Seller shall be:

Gibb, Linda O.
Nelson, Jerald L.




                                H-1



                             EXHIBIT I

         TRANSITION MANAGEMENT SERVICES AGREEMENT

      This Transition Management Services Agreement (the
"Agreement") is made and entered into effective as of July __, 2003, by and between Tenet Information Services, Inc., a Utah corporation with principal executive offices at 53 West 9000
South, Salt Lake City, Utah 84070 (the "Company") and ClinicalVentures, LLC, a Delaware corporation with principal executive offices at 3325 South Hardy Drive, Suite 101, Tempe, Arizona 85282 ("Manager").

                             RECITALS

      A. The Company and Manager are parties to an Asset Purchase Agreement dated as of July ___, 2003 (the "Purchase Agreement"), pursuant to which the Company has contracted to sell to Manager certain of the Company's assets (the "Acquired Assets").

      B. The closing of the sale of the Acquired Assets from the Company to Manager (the "Closing") is scheduled to occur following the satisfaction of various conditions to the Closing as set forth in the Purchase Agreement, including approval of the Purchase Agreement and the transactions contemplated thereby by the Company's shareholders.

      C. The parties desire to enter into this Agreement in order to provide for the operation and management of the Company, and the conduct of its business related to the Acquired Assets (the
"Business"), pending the Closing.

                            AGREEMENT

      NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. Unless otherwise defined herein, or unless the context otherwise requires, all capitalized terms used in this Agreement will have the meanings assigned to them in the Purchase
Agreement.

      2. Appointment as Agent. The Company hereby appoints Manager as its exclusive agent to manage, operate and maintain the Business for the period commencing from the date hereof and continuing until the earlier of (i) the Closing, or (ii) the termination of the Purchase Agreement or abandonment by the Company and Manager of the transactions contemplated thereby (the "Transition Period").


                                I-1

      3.  Transition Management Services; Duties of Manager.

          (a) During the Transition Period, Manager will perform and provide to the Company the services listed on Exhibit A attached hereto, and shall have the exclusive duties and responsibilities indicated therein, and the Company hereby confers upon the Manager all of the authority, powers and rights required to carry out and perform such services, duties and responsibilities.

          (b) All actions taken and all services to be provided by Manager hereunder during the Transition Period shall be conducted in a manner consistent with the requirements of Section
5.1 of the Purchase Agreement (based on the Company's description to Manager of what constitutes the ordinary course of business for the Company's Business).

          (c) Manager shall conduct its activities hereunder in good faith and with the exercise of reasonable care, operating the Business in a manner consistent with all material legal requirements, and using its commercially reasonable efforts to avoid the violation or non-fulfillment of any representations, warranties or covenants of the Company as set forth in the Purchase Agreement.

          (d) During the Transition Period, all cash and accounts that are included within Excluded Assets shall be retained, collected and segregated into separate, identified accounts, and preserved for the benefit of the Company from and after the Closing (or the termination of the Transition Period); provided that such reserved amounts may be utilized as required to retire Retained Liabilities that become due during the Transition Period, as required to avoid penalties or additional assessments.

          (e) It is intended that during the Transition Period, all operations of the Company will be funded out of the Company's available cash reserves and cash flow (i.e., not including the restricted amounts referenced in paragraph 3(d) above). To the extent available cash exceeds that required to operate the Business during the Transition Period, the Manager shall have the right to retain or withdraw from the Company the amount of such excess cash as consideration for the payment of its services hereunder, as provided in Section 5 below. To the extent the cash flow of the Company during the Transition Period is not sufficient to meet the Company's operating requirements, then the Manager will be required to provide or obtain the needed capital for the benefit of the Company. The Manager may, as it determines in good faith to be appropriate, provide or obtain additional funding for the benefit of the Company, on terms it determines to be reasonable and in the best interests of the Company, provided that such terms are approved by the Company's President. If for any reason the Closing does not occur and Manager surrenders management of the Company back to the Company as provided herein, the Company shall be responsible for the repayment of any such funding that has been approved by the Company's President, less the amount of cash withdrawn from the Company by the Manager as consideration for its services as provided in Section 5(a) below, the amount of which shall be the responsibility of the Manager.


                                        I-2


          (f) If the Transition Period terminates other than by reason of the occurrence of the Closing, then the Manager shall at such time cease all use of, and shall return to the Company, and shall refrain from unauthorized use of thereafter, all of the Company's proprietary and confidential information, except as otherwise permitted under a license agreement entered into with the Company in a form approved by the Company's President.

      4. Term of Agreement. The term of this Agreement shall be coterminous with the Transition Period. At the conclusion of the Transition Period, all rights and obligations of the parties arising hereunder will cease, except as provided in Section 6 below.

      5. Compensation of Manager. The Manager will perform its services hereunder for the purpose of preserving and maintaining the Business during the Transition Period, and for the following consideration:

          (a) the Manager will retain all revenues related to the Business received during the term of the Agreement, in excess of the amounts required to operated the Business and meet the Company's current obligations during the Transition Period.

          (b) The Company will reimburse Manager for reasonable actual out-of-pocket expenses incurred in the performance of services under this Agreement. The Company agrees that Manager may deduct from the income of the Business the amount of all reasonable expenses incurred in carrying out its responsibilities hereunder.

      6. Indemnification of Manager. If at the end of the Transition Period the Closing does not occur and management of the Business is returned to the Company, the Company will indemnify, defend and hold harmless Manager from all suits, claims, damages, expenses and liabilities of whatever nature arising from Manager's good faith performance of its duties hereunder.

      7. Independent Contractor. The Manager's relationship with the Company is that of an independent contractor. The Manager will use its own discretion in performing the tasks assigned within the scope of work specified by the Company.

      8. Records. Manager agrees to keep complete and accurate records showing income and expenses in connection with the operation of the Business during the Transition Period and the fulfillment of its responsibilities hereunder. The Company shall have the right at any reasonable time during the Transition Period, through its representatives, to inspect any records of Manager relating to the performance of management services hereunder. During the Transition Period, the records of the operations of the Company (including records of revenues and expenses) shall be kept separately from the records of the operations of Manager. Upon the termination of the Transition Period, the Manager will provide to the Company all such records of the Company's operations during the Transition Period, so that the Company can prepare its financial statements with respect to such period.


                                I-3

      9. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is
(a) deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return requested, or (b) sent by a nationally recognized overnight express courier, or (iii) by facsimile upon confirmation that the communication has been received by the recipient's facsimile machine, to the address for each party as set forth above, or the facsimile number for such party as set forth on the signature pager hereof, or such other address or number as to which a party may give notice as provided herein.

      10. General.

            (a) Entire Agreement; No Modifications. Upon execution by both parties, this Agreement, along with its Exhibits, and the directly applicable and relevant provisions of the Purchase Agreement, shall constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and shall supersede any and all other prior or contemporaneous communications. This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of the parties hereto by their respective duly authorized representatives.

            (b) No Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party. Subject to such restriction on assignment, this Agreement will inure to the benefit of the subsidiaries, successors, and permitted assigns of the parties.

            (c) Governing Law; Jurisdiction; Attorneys' Fees. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona applicable to contracts entered into and to be performed entirely within such State. The parties consent to exclusive jurisdiction by the state and federal courts sitting in the State of Arizona. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

            (d) Waiver. No waiver of any term or condition of this Agreement, or any breach of this Agreement or any part thereof, shall be deemed a waiver of any other terms or conditions of the Agreement or of any later breach of the Agreement or of any part thereof.

            (e)     Severability.  If any provision of this
Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, it shall be modified rather than voided, if possible, to achieve the intent of the parties hereto to the extent possible. In any event, the remaining provisions shall remain in full force and effect.


                                I-4

            (f) Section Headings. The Section headings used in this Agreement and the attached Exhibits are intended for convenience only and shall not be deemed to supersede or modify any provisions of the Agreement.

            (g) Counterparts. This Agreement may be signed in counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts shall be deemed an original of this Agreement.

            (h) Impact on Purchase Agreement. Upon the Manager's assumption of management of the Business pursuant to this Agreement, the Company shall be relieved of any further obligations pursuant to the Purchase Agreement (i) relating to the operation of the Business, or (ii) regarding the making of representations or warranties regarding the Business or the status of the Acquired Assets with respect to any period following such assumption of management responsibilities. Furthermore, from and after such assumption of management responsibilities, Manager shall not be entitled to decline to proceed with the Closing based on the failure of a condition to the Closing that relates to the condition or operation of the Business.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date written above.


THE COMPANY:                            MANAGER:

Tenet Information Services, Inc.        ClinicalVentures, LLC



By:                                     By:

Title:____________________________      Title: _____________________________

Fax Number:                             Fax Number:


                                   I-5

               EXHIBIT A to MANAGEMENT SERVICES AGREEMENT
             Description of Transition Management Services


During the Transition Period, Manager shall provide the following services and fulfill the following duties and responsibilities for the Business:

1. Oversee and manage the day-to-day operations of the Business and execute and perform contracts on behalf of the Company in connection with, and to provide for, the day-to-day operations of the Business.

2. Take such actions on behalf of the Company as Manager may determine to be appropriate to provide for the continuation of the ordinary operations of the Business during the Transition Period.

3.   Supervise all employees and handle all personnel matters.

4.

5.


                                I-6





                             EXHIBIT J
         Description of Seller's Intellectual Property Rights


See description of EDNet and ARCNet information systems in Exhibit
A.

                                    Exhibit B

                             ARTICLES OF RESTATEMENT

                                     of the

                            Articles of Incorporation

                                       of

                        Tenet Information Services, Inc.

                               A Utah Corporation

     Pursuant to the provisions of the Utah Revised Business Corporation Act (the "Act"), the Articles of Incorporation of Tenet Information Services, Inc., a Utah corporation, are hereby amended and restated to read in their entirety as follows:

                                   "ARTICLE I

     The name of this corporation is Tenet Information Services, Inc.

                                   ARTICLE II

     The corporation is organized to engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act.

                                   ARTICLE III

     This corporation is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is one hundred one million (101,000,000) shares. The number of shares of Common Stock authorized is one hundred million (100,000,000) shares. The par value of each share of Common Stock is one-tenth of one cent ($0.001). The number of shares of Preferred Stock authorized is one million (1,000,000) shares. The par value of each share of Preferred Stock is one cent ($0.01).

     The shares of Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. To the extent these Articles of Incorporation, as they may be amended, have not established series of Preferred Stock and fixed the variations in the relative rights and preferences between series of Preferred Stock, the Board of Directors is hereby authorized to (i) divide the Preferred Stock into series; (ii) fix the number of shares constituting any series so established and the designation of each such series; and (iii) fix and determine the relative rights and preferences of the shares of any series so established, all in the manner and within the limitations set forth in Section 602 of the Utah Revised Business Corporation Act as currently in effect or as it may hereafter be amended.

     For any wholly unissued series of Preferred Stock, the Board of Directors may change the designation of the series, the number of shares constituting the series and the relative rights and preferences of the shares of such series, in the manner and within the limitations set forth above.


                                B-1


     For any series of Preferred Stock having issued and outstanding shares, the Board of Directors is hereby authorized to increase or decrease the number of shares of such series when the number of shares of such series was originally fixed by the Board, but such increase or decrease shall be subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, the decrease shall not reduce the number of shares of such series below the number then issued and outstanding and the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     Effective upon amendment to and restatement of these Articles of Incorporation as provided in these Articles of Restatement, each group of twenty
(20) outstanding shares of Common Stock (having a per share par value of $0.001) shall be automatically combined, converted into and reconstituted as one (1) share of Common Stock, with a per share par value of $0.001. The corporation shall deliver to each holder of shares of the corporation's Common Stock (as constituted immediately prior to the effectiveness of the reverse split referenced above) a certificate or certificates representing the number of whole shares held by such holder after giving effect to the reverse stock split, and will pay to each holder the value (as set forth below), of the fraction of a share resulting from this reverse split (after aggregating all shares held by such holder), upon and against surrender to the corporation of the certificates representing the pre-split shares held by such holder. Payment shall be made
for a fraction of a share at a rate of $0.         per pre-split share.

                                   ARTICLE IV

     No holder of shares of the capital stock of the corporation shall have any pre-emptive rights to acquire additional shares of the corporation, whether now or hereafter authorized.

                                    ARTICLE V

     To the fullest extent permitted by the Utah Revised Business Corporation Act, as now in effect or as it may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty.

                                   ARTICLE VI

     To the fullest extent permitted by Section 704 of the Utah Revised Business Corporation Act, as now in effect or as it may hereafter be amended, without regard to the limitations of Section 1704(4) of the Act, any action which may be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted."

     The foregoing amendments to and restatement of the Articles of Incorporation (the "Articles of Restatement") were adopted by the corporation's shareholders in accordance with the requirements of the Act, at a special
meeting  of  the  shareholders held  on                  ,  2003  (the  "Special
Meeting").


                                B-2


     Upon the adoption of the foregoing Articles of Restatement, the corporation had one class of shares outstanding, designated as Common Stock, of which __________ shares were outstanding. For the purposes of adopting the Articles of Restatement, the holders of the outstanding shares of Common Stock voted as a single voting group.

     The  outstanding shares of Common Stock were each entitled to one  vote  on
the Articles of Restatement.             shares of Common Stock were represented
at the Special Meeting.  ___________ votes were cast in favor of the Articles of
Restatement by the holders of Common Stock,             votes were cast  against
the  Articles  of Restatement by the holders of Common Stock,  and         votes
abstained. The number of votes cast in favor of the Articles of Restatement by the outstanding shares of Common Stock was sufficient for approval of the Articles of Restatement by the Common Stock.

     IN  WITNESS  WHEREOF,  these Articles of Restatement are  hereby  executed,
effective as of the __ day of                , 2003.


                              TENET INFORMATION SERVICES, INC.



                              Jerald L. Nelson, President

                                    Exhibit C
                       Utah Code Ann. 16-10a-1301 et seq.
                                     Part 13
                               Dissenters' Rights

16-10a-1301.   Definitions.

     For purposes of Part 13:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.   Right to dissent.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

       (a) consummation of a plan of merger to which the corporation is a party if:

          (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

          (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

       (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

       (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and


                                1

       (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

       (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

       (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

       (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

       (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

       (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

       (c) cash in lieu of fractional shares; or

       (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.


                                2

     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

       (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

       (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.   Notice of dissenters' rights.

     (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.


                                3


16-10a-1321.   Demand for payment -- Eligibility and notice of intent.

     (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

       (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

       (b) may not vote any of his shares in favor of the proposed action.

     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   Dissenters' notice.

     (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

       (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

       (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

       (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

       (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;


                                4


       (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

       (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

       (g) be accompanied by a copy of this part.

16-10a-1323.   Procedure to demand payment.

     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

       (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

       (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

       (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.   Uncertificated shares.

     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.   Payment.



                                5


     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

     (2) Each payment made pursuant to Subsection (1) must be accompanied by:

       (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

            (B) an income statement for that year;

            (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

            (D) the latest available interim financial statements, if any;

          (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

       (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

       (c) a statement of the dissenter's right to demand payment under Section

  16-10a-1328; and

       (d) a copy of this part.

  16-10a-1326.   Failure to take action.

     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327.   Special provisions relating to shares acquired after announcement of proposed corporate action.

     (1) A corporation may, with the dissenters' notice given pursuant to

Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328.   Procedure for shareholder dissatisfied with payment or offer.

     (1) A dissenter who has not accepted an offer made by a corporation under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

       (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

       (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

       (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.   Judicial appraisal of shares -- Court action.

     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.



                                6


     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

       (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

       (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.   Court costs and counsel fees.

     (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

       (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

       (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                   EXHIBIT D

                       TENET INFORMATION SERVICES, INC.
                         ANNUAL REPORT ON FORM 10-KSB
                    FOR THE FISCAL YEAR ENDED JUNE 30, 2002

                                   EXHIBIT E

                       TENET INFORMATION SERVICES, INC.
                        QUARTERLY REPORT ON FORM 10-QSB
                FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2002

                                   EXHIBIT F

                       TENET INFORMATION SERVICES, INC.
                        QUARTERLY REPORT ON FORM 10-QSB
                  FOR THE FISCAL QUARTER ENDED DECEMBER, 2002

                                   EXHIBIT G

                       TENET INFORMATION SERVICES, INC.
                        QUARTERLY REPORT ON FORM 10-QSB
                  FOR THE FISCAL QUARTER ENDED MARCH 31, 2003


G-1